As filed with the Securities and Exchange Commission on April 28, 2023
Securities Act File No. 333‑225588
Investment Company Act File No. 811‑23325

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 47	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 48	☒
(Check appropriate box or boxes)

SIX CIRCLES® TRUST
(Exact Name of Registrant Specified in Charter)

383 Madison Avenue
New York, NY, 10179
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 270‑6000
The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

With copies to:

Abby L. Ingber, Esq. J.P. Morgan Private Investments Inc. 277 Park Avenue, 49th Floor New York, NY 10004	Gregory S. Rowland, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☒	on May 1, 2023 pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(2).
If appropriate, check the following box:

☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment.
EXPLANATORY NOTE
This Post-Effective Amendment No. 47 to the Registration Statement of Six Circles Trust (the “Trust”) relates only to the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund series of the Registrant. No information relating to the other series of the Registrant is amended or superseded hereby.

Prospectus

May 1, 2023
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
     Ticker: CMEUX
Six Circles Managed Equity Portfolio International Unconstrained Fund
     Ticker: CMIUX

This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Securities and Exchange Commission has not approved or
disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund

Ticker: CMEUX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b‑1) Fees	None

Other Expenses[3]	0.03%

Total Annual Fund Operating Expenses	0.28%

Fee Waivers and Expense Reimbursements[1,2]	(0.21)%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.07%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2024 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2024 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2024, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2024 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	7	69	136	335
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 49.13% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund is generally unconstrained by any particular capitalization, style or industry sector. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below).
For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.

MAY 1, 2023	1

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)

The Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the Fund’s investment objective by actively allocating and reallocating the Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various U.S. industrial or economic sectors or sub‑sectors (such as, by way of example only, companies in the automotive or health care sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the Fund’s assets among any sectors or sub‑sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the largest U.S. companies), or specific portions (sub‑indexes) of such an index (such as the automotive sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the Fund’s assets to allocate or reallocate to each Index and instructs the Fund’s current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom Equity Sleeve, the securities will be publicly traded large capitalization U.S. equity securities and the securities may represent a variety of U.S. sectors, sub‑sectors or industries. These individual securities in the Custom Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom Equity Sleeve, the Adviser then directs the Sub‑Adviser to invest a specified allocation of the Fund’s assets so as to replicate the investment performance of the identified securities within the Custom Equity Sleeve. Currently, under normal market conditions, the Custom Equity Sleeve is not expected to constitute more than 45% of the Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom Equity Sleeve and may allocate the Fund’s assets solely among indexed investment strategies.
In allocating the assets of the Fund among indexed investment strategies, or selecting individual securities within the Custom Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time or the securities within the Custom Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub‑advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy (and the Custom Equity Sleeve) to which the Adviser has allocated Fund assets with the goal of replicating the performance of the respective Index (and the

2	SIX CIRCLES® FUNDS

individual securities within the Custom Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Adviser or Sub‑Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, except in the case of the Custom Equity Sleeve, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the Fund. Additionally, the Sub‑Adviser is generally responsible for placing orders for the Fund’s transactions.
However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub‑Adviser’s expectations regarding particular instruments or markets are not met.
An investment in this Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader Managed Equity Portfolio investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in

MAY 1, 2023	3

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)

other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate preexisting political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID‑19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID‑19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Non‑Diversified Fund Risk. Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub‑Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.

4	SIX CIRCLES® FUNDS

Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Healthcare Sector Risk. Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Information Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Tracking Error Risk. In carrying out the investment program of the Fund, the Sub‑Adviser will typically be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those Indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those Indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those Indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or

MAY 1, 2023	5

Six Circles® Managed Equity Portfolio U.S. Unconstrained Fund (continued)

other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those Indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past three calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the MSCI USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	2nd quarter, 2020	20.38%

Worst Quarter	2nd quarter, 2022	(16.29)%
The Fund’s year‑to‑date return through 3/31/23 was 8.38%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2022)

	Past 1 Year	Life of Fund (Since 4/10/19)
FUND
Return Before Taxes	(20.26)%	10.67%
Return After Taxes on Distributions	(20.55)	9.80
Return After Taxes on Distributions and Sale of Fund Shares	(11.80)	8.27

MSCI USA INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(19.46)	9.59
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

6	SIX CIRCLES® FUNDS

Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Miles Wixon	Inception	Managing Director
David Cassese	2022	Managing Director
Sub‑Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub‑Adviser to the Fund.
BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub‑Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema	2022	Director
Paul Whitehead	2022	Managing Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Fund is designed to be an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax‑advantaged investment plan.

MAY 1, 2023	7

Six Circles® Managed Equity Portfolio International Unconstrained Fund

Ticker: CMIUX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b‑1) Fees	None

Other Expenses[3]	0.09%

Total Annual Fund Operating Expenses	0.34%

Fee Waivers and Expense Reimbursements[1,2]	(0.20)%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.14%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2024 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2024 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2024, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2024 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	14	89	171	411
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 81.90% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund primarily invests in the equity securities of non‑U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non‑U.S. country. Non‑U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non‑U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non‑U.S. country or has at least 50% of its total assets situated in a non‑U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the Fund’s focus, the Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage

8	SIX CIRCLES® FUNDS

properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”). For each indexed investment strategy, the Sub‑Adviser seeks to replicate the performance of an index or sub‑index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public non‑U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub‑Adviser to replicate the performance of a public broad-based non‑U.S. equity index, or a sub‑index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a European Mid‑Cap Index, with respect to a portion of the Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.
In allocating the assets of the Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time, or add other investment strategies, including active strategies, managed by the Sub‑Advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Adviser or Sub‑Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.

MAY 1, 2023	9

Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)

The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub‑Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader Managed Equity Portfolio investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate preexisting political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID‑19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID‑19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war,

10	SIX CIRCLES® FUNDS

greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub‑Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some

MAY 1, 2023	11

Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)

countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Non‑Diversified Fund Risk. Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Depositary Receipts (ADRs and GDRs) Risk. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. The Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

12	SIX CIRCLES® FUNDS

Real Estate Investment Trusts Risk. The Fund’s investments in securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
Tracking Error Risk. In carrying out the investment program of the Fund, the Sub‑Adviser will typically be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those Indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those Indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those Indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those Indexes do not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies, may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds

MAY 1, 2023	13

Six Circles® Managed Equity Portfolio International Unconstrained Fund (continued)

resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past three calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the MSCI World ex‑USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	4th quarter, 2022	21.01%

Worst Quarter	1st quarter, 2020	(25.39)%
The Fund’s year‑to‑date return through 3/31/23 was 11.55%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2022)

	Past 1 Year	Life of Fund (Since 4/10/19)
FUND
Return Before Taxes	(12.54)%	4.89%
Return After Taxes on Distributions	(12.90)	4.49
Return After Taxes on Distributions and Sale of Fund Shares	(6.75)	3.93

MSCI WORLD EX‑USA INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(14.29)	3.31
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Miles Wixon	Inception	Managing Director
Sub‑Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub‑Adviser to the Fund.
BlackRock

Portfolio Manager	Managed the Fund Since	Primary Title with Sub‑Adviser
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema	2022	Director
Paul Whitehead	2022	Managing Director

14	SIX CIRCLES® FUNDS

Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Fund is designed to be an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax‑advantaged investment plan.

MAY 1, 2023	15

More About the Funds

SIX CIRCLES MANAGED EQUITY PORTFOLIO U.S. UNCONSTRAINED FUND (“MEP U.S. UNCONSTRAINED FUND”)
Investment Objective
The MEP U.S. Unconstrained Fund’s objective is to provide capital appreciation.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The MEP U.S. Unconstrained Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the MEP U.S. Unconstrained Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the MEP U.S. Unconstrained Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The MEP U.S. Unconstrained Fund is generally unconstrained by any particular capitalization, style or industry sector. The MEP U.S. Unconstrained Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the MEP U.S. Unconstrained Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the MEP U.S. Unconstrained Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the MEP U.S. Unconstrained Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The MEP U.S. Unconstrained Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The MEP U.S. Unconstrained Fund is classified as a “non‑ diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the MEP U.S. Unconstrained Fund’s investment adviser (“JPMPI” or the “Adviser”), primarily seeks to achieve the MEP U.S. Unconstrained Fund’s investment objective by actively allocating and reallocating the MEP U.S. Unconstrained Fund’s assets among equity securities (or other instruments with economic characteristics similar to equity securities) in various U.S. industrial or economic sectors or sub‑sectors (such as, by way of example only, companies in the automotive or health care sector) that the Adviser believes provide attractive investment opportunities at that time. In doing so, the Adviser is not limited to any specific sectors and may choose to allocate and reallocate the MEP U.S. Unconstrained Fund’s assets among any sectors or sub‑sectors the Adviser chooses at the time. In order to implement its allocation decisions, the Adviser selects various publicly available equity indexes (such as an index of the largest U.S. companies), or specific portions (sub‑indexes) of such an index (such as the automotive sector within the larger index) (together, the “Indexes”), that represent the sectors to which the Adviser desires to allocate the MEP U.S. Unconstrained Fund’s assets. Generally, an Index will represent a certain industry, geographic region or other sector component of a publicly available U.S. equity index.
Once the Adviser has selected the desired Indexes, it determines how much of the MEP U.S. Unconstrained Fund’s assets to allocate or reallocate to each Index and instructs the MEP U.S. Unconstrained Fund’s current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”), to invest the allocated assets in a manner that seeks to replicate the investment performance of the respective Indexes. We refer to an allocation of the MEP U.S. Unconstrained Fund’s assets to a specific Index as an “indexed investment strategy.” As discussed in more detail below, BlackRock then seeks to manage each indexed investment strategy in a manner that will replicate the investment performance of the respective Index. The Adviser, depending on its investment views, may regularly allocate and reallocate the MEP U.S. Unconstrained Fund’s assets among different or new indexed investment strategies and may cease allocating to existing indexed investment strategies. The MEP U.S. Unconstrained Fund’s assets may be allocated to multiple indexed investment strategies at any time.
In addition to allocating and reallocating the MEP U.S. Unconstrained Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the MEP U.S. Unconstrained Fund to purchase or sell on an ongoing basis and the amount of the MEP U.S. Unconstrained Fund’s assets to allocate to such securities. We refer collectively to the securities selected by the Adviser in this manner as the “Custom Equity Sleeve.” When the Adviser makes individual security selections in this manner for the Custom Equity Sleeve, the securities will be publicly traded

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large capitalization U.S. equity securities and the securities may represent a variety of U.S. sectors, sub‑sectors or industries. These individual securities in the Custom Equity Sleeve will be selected by the Adviser based on its investment analysis in order to assist with portfolio construction, risk management, liquidity considerations or a combination thereof. For example, the Adviser may determine to invest in a specific security within a broader Index, if it believes doing so would be preferable from an investment perspective to investing in all of the companies within that Index. In order to implement these individual security selections within the Custom Equity Sleeve, the Adviser then directs the Sub‑Adviser to invest a specified allocation of the MEP U.S. Unconstrained Fund’s assets so as to replicate the investment performance of the identified securities within the Custom Equity Sleeve. Currently, under normal market conditions, the Custom Equity Sleeve is not expected to constitute more than 45% of the MEP U.S. Unconstrained Fund’s total assets. The Adviser is not obligated to select individual securities or to maintain a Custom Equity Sleeve and may allocate the MEP U.S. Unconstrained Fund’s assets solely among indexed investment strategies.
In allocating the assets of the MEP U.S. Unconstrained Fund among indexed investment strategies, or selecting individual securities within the Custom Equity Sleeve, the Adviser generally makes investment decisions based on a combination of financial analysis of individual companies, industries, sectors and geographies, such as financial modeling and individual company research. The Adviser also incorporates into its investment process macro-economic considerations, factors and trends, as well as analysis of risk, liquidity, potential for tracking error and other portfolio construction factors. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the MEP U.S. Unconstrained Fund at any time or the securities within the Custom Equity Sleeve, or add other investment strategies, including active strategies, managed by one or more sub‑advisers at any time. As described in the box below, in making allocations among the indexed investment strategies and the Custom Equity Sleeve, and/or in changing the categories of indexed investment strategies and other investment strategies employed by the MEP U.S. Unconstrained Fund, the Adviser also expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the MEP U.S. Unconstrained Fund is exclusively designed. As such, the MEP U.S. Unconstrained Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy (and the Custom Equity Sleeve) to which the Adviser has allocated MEP U.S. Unconstrained Fund assets with the goal of replicating the performance of the respective Index (and the individual securities within the Custom Equity Sleeve). BlackRock also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by replicating the Index fully when applicable or investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The MEP U.S. Unconstrained Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the MEP U.S. Unconstrained Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the MEP U.S. Unconstrained Fund’s Sub‑Adviser or Sub‑Advisers, or the portion of the MEP U.S. Unconstrained Fund allocated to it or them, may change over time. Generally, except in the case of the Custom Equity Sleeve, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the MEP U.S. Unconstrained Fund. Additionally, the Sub‑Adviser is generally responsible for placing orders for the MEP U.S. Unconstrained Fund’s transactions. However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on MEP U.S. Unconstrained Fund transactions and manage a portion of the MEP U.S. Unconstrained Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the MEP U.S. Unconstrained Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Adviser’s process for evaluating sub‑advisers is described below in “The Funds’ Management and Administration.”
The MEP U.S. Unconstrained Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The MEP U.S. Unconstrained Fund will likely engage in active and frequent trading. The frequency with which the MEP U.S. Unconstrained Fund buys and sells securities will vary from year to year, depending on market conditions.

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SIX CIRCLES MANAGED EQUITY PORTFOLIO INTERNATIONAL UNCONSTRAINED FUND (“MEP INTERNATIONAL UNCONSTRAINED FUND”)
Investment Objective
The MEP International Unconstrained Fund’s objective is to provide capital appreciation.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The MEP International Unconstrained Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the MEP International Unconstrained Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the MEP International Unconstrained Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The MEP International Unconstrained Fund primarily invests in the equity securities of non‑U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non‑U.S. country. Non‑U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non‑U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non‑U.S. country or has at least 50% of its total assets situated in a non‑U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the MEP International Unconstrained Fund’s focus, the MEP International Unconstrained Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The MEP International Unconstrained Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the MEP International Unconstrained Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80%
investment policy, the MEP International Unconstrained Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the MEP International Unconstrained Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The MEP International Unconstrained Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The MEP International Unconstrained Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the MEP International Unconstrained Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the MEP International Unconstrained Fund’s investments among a range of indexed investment strategies that are managed by the current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”). For each indexed investment strategy, the Sub‑Adviser seeks to replicate the performance of an index or sub‑index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public non‑U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub‑Adviser to replicate the performance of a public broad-based non‑U.S. equity index, or a sub‑index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a European Mid‑Cap Index, with respect to a portion of the MEP International Unconstrained Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.
In allocating the assets of the MEP International Unconstrained Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the MEP International Unconstrained Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the MEP International Unconstrained Fund at any time, or add other investment strategies, including active strategies, managed by the Sub‑Advisers at any time. In making allocations among such indexed investment strategies and/or

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in changing the categories of indexed investment strategies and other investment strategies employed by the MEP International Unconstrained Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the MEP International Unconstrained Fund is exclusively designed. As such, the MEP International Unconstrained Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The MEP International Unconstrained Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the MEP International Unconstrained Fund at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a sub‑adviser. As such, the identity of the MEP International Unconstrained Fund’s sub‑adviser or sub‑advisers, or the portion of the MEP International Unconstrained Fund allocated to it or them, may change over time. Generally, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the MEP International Unconstrained Fund and for placing orders for the MEP International Unconstrained Fund’s transactions. However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on MEP International Unconstrained Fund transactions and manage a portion of the MEP International Unconstrained Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the MEP International Unconstrained Fund’s overall market exposure or to temporarily manage assets as a result of a sub‑adviser’s resignation or removal.
The Adviser’s process for evaluating sub‑advisers is described below in “The Funds’ Management and Administration.”
The MEP International Unconstrained Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The MEP International Unconstrained Fund will likely engage in active and frequent trading. The frequency with which the MEP International Unconstrained Fund buys and sells securities will vary from year to year, depending on market conditions.
TEMPORARY DEFENSIVE AND CASH POSITIONS
Each of the Funds may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes to respond to unusual conditions or as part of its principal investment strategies (such as in a money market strategy managed by a sub‑adviser). These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are instruments with maturities of three months or less on the date they are purchased, which under normal circumstances are highly liquid and high-quality. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.
While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when the Adviser believes conditions warrant.
DIVERSIFICATION CLASSIFICATION
Each of the Funds is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non‑diversified fund may entail greater risks than investment in a diversified fund. Although non‑diversified, the Funds must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See Part II of the SAI for a description of these diversification standards.

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More About the Funds (continued)

INVESTMENT RISKS
There can be no assurance that the Funds will achieve their investment objectives.

An investment in a Fund or any other fund is not designed to be a complete investment program. It is primarily intended to be part of a broader Managed Equity Portfolio investment program administered by the Adviser or its affiliates. The performance and objectives of a Fund should be evaluated only in the context of your complete investment program. The Funds are managed in such a fashion as to affect your assets subject to the broader Managed Equity Portfolio investment program and therefore changes in value of a Fund may be particularly pronounced and a Fund may underperform a similar fund managed without consideration of the broader investment program. The Funds are NOT designed to be used as a stand-alone investment.
The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of each Fund are described below.
Please note that the Funds also may use strategies that are not described in this section, but which are described in the “Investment Practices” section and in the Statement of Additional Information.
Risks Applicable to Both Funds
General Market Risk (both Funds). Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate preexisting political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID‑19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID‑19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Inflation Risk (both Funds). Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund and its shareholders.
Non‑Diversified Fund Risk (both Funds). Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Liquidity Risk (both Funds). The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/ or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in

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fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Equity Market Risk (both Funds). The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk (both Funds). Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Large Cap Company Risk (both Funds). To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk (both Funds). Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk (both Funds). Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Funds’ investments.
Real Estate Investment Trusts Risk (both Funds). The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, and their value will be influenced by many factors including the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur later or earlier than expected and such loans may also include so‑called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Tracking Error Risk (both Funds). In carrying out the investment program of the Fund, the Sub‑Adviser will be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. Funds

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More About the Funds (continued)

that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.
Allocation Risk (both Funds). The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.
Derivatives Risk (both Funds). The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and margin risk (the risk that additional margin will be required if the derivative security declines in value and if the Fund does not provide such additional margin in time, the seller may liquidate the positions at a loss for which the Fund is liable). In addition, the Fund may use derivatives for non‑hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Certain of the Fund’s transactions in futures, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after‑tax returns. The Fund may also transact in contracts for difference, which may increase the Fund’s financial risk to the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Counterparty Risk (both Funds). The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk (both Funds). At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of the Fund’s shares may fluctuate in response to events affecting that industry or sector.
High Portfolio Turnover Risk (both Funds). The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser,

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frequently reallocate its assets among different indexed investment strategies, which could cause the Sub‑Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk (both Funds). The Fund may focus its investments in one or more geographic regions or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. In addition to the more general Foreign Securities and Emerging Markets Risk, the Fund may be subject to the risks in the following regional areas.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU‑UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Preferred Securities Risk (both Funds). Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-

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specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities include certain hybrid securities and other types of preferred securities with different features from those of traditional preferred securities described above. Preferred securities that are hybrid securities possess various features of both debt and traditional preferred securities and as such, they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred securities, hybrid securities may not be subordinate to a company’s debt securities.
Risks Applicable to MEP U.S. Unconstrained Fund
Healthcare Sector Risk (MEP U.S. Unconstrained Fund). Companies in the healthcare sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Information Technology Sector Risk (MEP U.S. Unconstrained Fund). Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Risks Applicable to MEP International Unconstrained Fund
Foreign Securities and Emerging Markets Risk (MEP International Unconstrained Fund). Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the MEP International Unconstrained Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the MEP International Unconstrained Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the MEP International Unconstrained Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The MEP International Unconstrained Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to

24	SIX CIRCLES® FUNDS

countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The MEP International Unconstrained Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the MEP International Unconstrained Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
The MEP International Unconstrained Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
Currency Risk (MEP International Unconstrained Fund). Changes in foreign currency exchange rates will affect the value of the MEP International Unconstrained Fund’s securities and the price of the MEP International Unconstrained Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the MEP International Unconstrained Fund. Although the MEP International Unconstrained Fund may
attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The MEP International Unconstrained Fund may also hedge from one foreign currency to another. In addition, the MEP International Unconstrained Fund’s use of currency hedging may not be successful and the use of such strategies may lower the MEP International Unconstrained Fund’s potential returns.
Depositary Receipts (ADRs and GDRs) Risk (MEP International Unconstrained Fund). The MEP International Unconstrained Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The MEP International Unconstrained Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, depositary receipts expose the MEP International Unconstrained Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Additional risks associated with investing in each Fund are summarized below.
Transactions and Liquidity Risk (both Funds). The Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. The Fund may be unable to sell illiquid

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More About the Funds (continued)

securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. In addition, the capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk with respect to any debt securities held by a Fund may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
Convertible Securities and Contingent Convertible Securities Risk (both Funds). The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
The Fund may also invest in contingent securities structured as contingent convertible securities, also known as CoCos. Contingent convertible securities are typically issued by non‑U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre‑determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that the Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.
Exchange-Traded Fund (“ETF”) and Investment Company Risk (both Funds). The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Value Strategy Risk (both Funds). An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser or Sub‑Adviser if other investors fail to recognize the company’s value or the factors that the Adviser or Sub‑Adviser believes will cause the stock price to increase do not occur.
Cyber Security Risk (both Funds). As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the Adviser, any Sub‑Advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a

26	SIX CIRCLES® FUNDS

Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Regulatory and Legal Risk (both Funds). U.S. and non‑U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Foreign Securities and Emerging Markets Risk (MEP U.S. Unconstrained Fund). Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the MEP U.S. Unconstrained Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the MEP U.S. Unconstrained Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the MEP U.S. Unconstrained Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The MEP U.S. Unconstrained Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The MEP U.S. Unconstrained Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the MEP U.S. Unconstrained Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
The MEP U.S. Unconstrained Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
Depositary Receipts (ADRs and GDRs) Risk (MEP U.S. Unconstrained Fund). The MEP U.S. Unconstrained Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not

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More About the Funds (continued)

necessarily be denominated in the same currency as the underlying securities into which they may be converted. The MEP U.S. Unconstrained Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, depositary receipts expose the MEP U.S. Unconstrained Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
For more information about risks associated with the types of investments that each Fund purchases, please read the “Investment Practices” section and the Statement of Additional Information.
DYNAMIC BENCHMARK INFORMATION
When presenting Fund performance information for the MEP U.S. Unconstrained Fund and MEP International Unconstrained Fund, each Fund may show, as a basis of comparison, in addition to the primary benchmark (which will be a broad‑based index), the performance of a customized dynamic benchmark composed of the blended performance of the underlying Indexes to which the Adviser has allocated Fund assets to the Sub‑Adviser, adjusted on a regular basis to reflect the index allocations instructed by the Adviser to the Sub‑Adviser.
CONFLICTS OF INTEREST
An investment in a Fund is subject to a number of actual or potential conflicts of interest. In managing your JPM Program account, the Adviser and its parent company, JPMorgan
Chase & Co. (“JPMorgan”) and its affiliates may experience certain benefits and efficiencies from investing your account assets in the Funds instead of unaffiliated investment vehicles. However, any potential conflicts are substantially mitigated by the fact that the Adviser, through a management fee waiver, does not receive additional net advisory fees as a result of your account’s investment in the Funds and the Funds are generally not using JPMorgan and/or its affiliates to provide other services to the Funds for compensation. Note that JPMorgan and/or its affiliates, will continue to receive fees for managing the JPM Program accounts, including with respect to assets invested in the Funds, and a JPMorgan affiliate will continue to clear mutual fund trades, including trades in the Funds, for JPMorgan client accounts. The Adviser and/or its affiliates also may face conflicts of interest in their service as investment adviser to other clients, which may provide more compensation to the Adviser and/or its affiliates than the Funds. This creates a conflict of interest for the Adviser by providing an incentive to favor those clients, and from time to time, the Adviser may make decisions that differ from and/or negatively impact the investment and/or allocation decisions made by the Adviser on behalf of the Funds. In addition, JPMorgan and its affiliates provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Funds invest or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. Further, Fund portfolios may be affected because of regulatory restrictions applicable to JPMorgan and its affiliates. The Adviser may also acquire material non‑public information which would negatively affect the Fund’s ability to transact in securities. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
The Chief Compliance Officer of the Funds and the Six Circles Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Six Circles Trust. The Funds and the Six Circles Trust have implemented policies and procedures to seek to mitigate such conflicts.
For more information about conflicts of interest, see the “Potential Conflicts of Interest” section in the SAI.

28	SIX CIRCLES® FUNDS

The Funds’ Management and Administration

The Funds are series of Six Circles Trust (the “Trust”), a Delaware statutory trust. The trustees of the Trust are responsible for overseeing all business activities.
The Funds’ Investment Adviser and Sub‑Adviser
J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. JPMPI is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMPI is located at 383 Madison Avenue, New York, NY 10179. JPMPI is entitled to receive an annual fee from each Fund equal to 0.25% of the average net assets of each Fund.
JPMPI, on behalf of the respective Funds, has entered into a sub‑advisory agreement with the Sub‑Adviser (each, a “Sub‑ Advisory Agreement”). For the services provided pursuant to its Sub‑Advisory Agreement, the Sub‑Adviser receives an annual fee from the Adviser, or directly from each applicable Fund on behalf of the Adviser.
For the purposes of determining compensation, after waivers, under the investment advisory agreement with JPMPI, each Fund will be deemed to have paid JPMPI, and JPMPI will be deemed to have received an amount equal to, any payment made pursuant to the Sub‑Advisory Agreements. JPMPI has contractually agreed through at least 04/30/2024 to waive any management fees that exceed the aggregate management fees it is contractually required to pay the Fund’s Sub‑Adviser. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Funds. Additionally, the Adviser has contractually agreed through at least 04/30/2024 to reimburse expenses to the extent total annual operating expenses of a Fund (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.45% and 0.50% of the average daily net assets of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund, respectively (each, an “Expense Cap”). An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund.
As the Adviser, JPMPI has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub‑Adviser. The Sub‑Adviser is responsible for the day‑to‑day investment decisions of its respective portion of each Fund. The allocation of the assets of each Fund to the Sub‑Adviser will be determined by JPMPI. The Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of each Fund, except with respect to allocations to the Custom Equity Sleeve for the MEP U.S. Unconstrained Fund, and for placing orders for each Fund’s transactions.
In limited circumstances, the Adviser reserves the right to instruct the Sub‑Adviser as needed on certain Fund transactions and manage a portion of a Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust a Fund’s overall market exposure or to temporarily manage assets as a result of the Sub‑Adviser’s resignation or removal. A Fund may obtain passive exposure to a particular sub‑asset class from time to time by making an index-based investment (e.g., in an ETF). Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select a third party interim manager to execute transactions on behalf of a Fund to transition a portion of Fund assets from one Sub‑Adviser to another or to transition among indexed investment strategies, or, at the direction of JPMPI, to implement a sub‑strategy. The duration of any such transition or interim management services will be determined by the Adviser’s ability to identify an appropriate replacement sub‑adviser, if deemed necessary, and when such replacement sub‑adviser can begin managing Fund assets, as well as the nature of the assets to be transitioned and relevant market conditions. With the approval of the Board, JPMPI has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand‑by interim sub‑advisory services, as well as transition management services, for both Funds, to be utilized as needed in certain transitional or trading circumstances involving a Fund Sub‑Adviser. As of the date hereof, RIIS is not managing any assets of the Funds.
JPMPI acts as “manager of managers” for the Funds in reliance on an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act (the “Exemptive Order”). Pursuant to the Exemptive Order, J.P. Morgan-affiliated funds are permitted, subject to supervision and approval of the Board, to enter into and materially amend sub‑advisory agreements with unaffiliated sub‑advisers without such agreements being approved by the

MAY 1, 2023	29

The Funds’ Management and Administration (continued)

shareholders of the Funds. JPMPI may not enter into any sub‑advisory agreement with an affiliated sub‑adviser without such agreement being approved by shareholders of the Funds. Accordingly, the Funds and JPMPI may hire, terminate, or replace the Funds’ sub‑advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub‑advisers with respect to which a sub‑advisory agreement has automatically terminated as a result of an assignment. JPMPI will continue to have the ultimate responsibility to oversee the sub‑advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub‑advisers. Shareholders of a Fund have the right to terminate a sub‑advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits the Funds to disclose to shareholders the management fees only in the aggregate. The initial shareholder of the Funds approved the Funds’ operation in reliance by the Funds on the Exemptive Order.
A discussion of the basis the Board used in approving the investment advisory agreement for the Funds is available in the semiannual report for the fiscal period ended 6/30/22.
Sub‑Adviser Evaluation
The Adviser: (i) evaluates, selects, and recommends sub‑advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the sub‑advisers’ investment programs and results; (iii) allocates and reallocates each Fund’s assets among the sub‑advisers and (iv) reviews each Fund’s compliance with its investment objectives, strategies, policies and restrictions. Sub‑adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non‑quantitative factors, within a framework that reviews the sub‑advisers’ people, process, philosophy and performance. In selecting sub‑advisers, JPMPI will consider a variety of factors and attributes related to such sub‑advisers, including, but not limited to:

•	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

•	a thorough understanding of the business aspects of managing the relevant investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;
•	correlation of a sub‑adviser’s returns to broader markets and other sub‑advisers;

•	statistical peer analysis; and

•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.
The investment methods used by Sub‑Advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one Sub‑Adviser will, under normal circumstances, differ from the allocations managed by any other Sub‑Advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each Sub‑Adviser, it is possible that one or more Sub‑Advisers could purchase the same security or that several Sub‑Advisers may simultaneously favor the same industry or sector.
The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub‑Adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub‑Advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub‑Advisers, the timing and degree of which will be determined by the Adviser at its discretion. Each Sub‑Adviser independently selects the brokers and dealers to execute transactions for the portion of a Fund being managed by that Sub‑Adviser.
At times, allocation adjustments among Sub‑Advisers may be considered tactical with over- or under-allocations to certain Sub‑Advisers based on the Adviser’s assessment of the risk and return potential of each Sub‑Adviser’s strategy. Sub‑Adviser allocations are also influenced by each Sub‑Adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub‑Advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.
In the event a Sub‑Adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement sub‑adviser or allocate the assets among the remaining Sub‑Advisers. The securities that were held in the departing Sub‑Adviser’s allocation of a Fund’s portfolio may be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional sub‑advisers in order to broaden a Fund’s portfolio or capacity or as otherwise determined by the Adviser to be in the best interests of a Fund. In addition, the Adviser reserves the right to instruct the Sub‑Adviser as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal. Alternatively, from time

30	SIX CIRCLES® FUNDS

to time, JPMPI may, for short or longer-term periods and subject to Board approval, select an interim manager to transition a portion of Fund assets from one Sub‑Adviser to another, or, at the direction of JPMPI, to implement a sub‑strategy. JPMPI has engaged RIIS to provide such services, as deemed necessary.
The Portfolio Managers
Investment Adviser
Richard Madigan, Managing Director and Chief Investment Officer, Miles Wixon, Managing Director and David Cassese, Managing Director are the JPMPI portfolio managers for the MEP U.S. Unconstrained Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub‑Adviser.
Richard Madigan, Managing Director and Chief Investment Officer and Miles Wixon, Managing Director are the JPMPI portfolio managers for the MEP International Unconstrained Fund and are primarily responsible for establishing and monitoring the investment strategy of the Fund and monitoring the Sub‑Adviser.
Mr. Madigan is the Chief Investment Officer for J.P. Morgan’s Private Bank, based in New York. In his role, he and his team (the “Private Bank CIO Team”) are responsible for the development of investment strategy, tactical and strategic asset allocation for over $400 billion (as of 12/31/21) of high net worth and institutional client assets. Mr. Madigan is chair of the Private Bank’s Global Investment Council. He brings more than 20 years of portfolio and capital market experience to the firm. Prior to his current role, Mr. Madigan was the Chief Investment Officer for J.P. Morgan’s Global Access Portfolios, where he and his team managed in excess of $16 billion in client assets across 35 countries. Before joining J.P. Morgan, Mr. Madigan held the title of Managing Director, Head of Emerging Markets Investments and Senior Portfolio Manager at Offitbank, a New York-based wealth management boutique, where he managed peak assets in excess of $1 billion in both domestic and offshore portfolios, including the firm’s flagship emerging markets mutual fund. He was also a senior member of the firm’s investment committee. Before joining Offitbank, Mr. Madigan worked for J.P. Morgan’s Investment Banking division in New York in the emerging markets securities business. He previously spent six years with Citicorp first as a banker in Mexico, and then in the firm’s international corporate finance division in New York.
Mr. Wixon is a Managing Director and the Head of Equity for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Global Investment Council. Mr. Wixon is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global equity markets. Mr. Wixon joined J.P. Morgan in 2016 with 20 years of capital markets experience and brings substantial expertise in bottom‑up, fundamental equity research and portfolio management. Previously, Mr. Wixon was a Portfolio Manager at McKinley Capital Management where he managed international equity strategies. Prior to joining McKinley, Mr. Wixon was a Senior Vice President and Portfolio Manager for Oppenheimer’s Global Equity Strategy where he co‑managed a team of international sector analysts dedicated to a bottom‑up, fundamental investment process. He was also a Managing Director at Rockefeller & Company where he co‑managed global, international and U.S. equity strategies. Mr. Wixon began his career as a Japanese financial sector analyst at Nikko Salomon Smith Barney in Tokyo.
Mr. Cassese is a Managing Director and the Head of U.S. Equity for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Global Investment Council. Mr. Cassese is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across U.S. equity markets. David joined J.P. Morgan in 2017 with 19 years of capital markets experience and brings substantial expertise in bottom‑up, fundamental equity research and portfolio management. Previously, Mr. Cassese was a Portfolio Manager at BlackRock on the Equity Dividend team. Prior to joining BlackRock, David was a Senior Vice President and Portfolio Manager for Oppenheimer’s Paired Alpha Equity Strategy where he managed a team of analysts dedicated to a bottom‑up, fundamental investment process. David began his career as an equity analyst at T. Rowe Price in Baltimore. David holds a B.A. in Economics from Duke University.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
Sub‑Advisers
The Adviser has entered into a sub‑advisory agreement with the Sub‑Adviser, as amended from time to time. The Adviser compensates each Fund’s Sub‑Adviser out of the investment advisory fees it receives from each Fund. As stated above, the Adviser has contractually agreed through at least 04/30/2024 to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub‑Adviser. The Sub‑Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub‑Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub‑Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub‑Advisers recommended by the Adviser.

MAY 1, 2023	31

The Funds’ Management and Administration (continued)

A discussion of the basis the Board used in approving the investment Sub‑Advisory Agreement for each Fund is available in the semiannual report for the fiscal period ended 6/30/22.
The following provides additional information about the Sub‑Adviser and the portfolio managers who are responsible for the day‑to‑day management of its allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
MEP U.S. Unconstrained Fund and MEP International Unconstrained Fund
BlackRock
BlackRock, located at 50 Hudson Yards, New York, NY 10001, serves as the Sub‑Adviser to the Funds under a Sub‑Advisory Agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2022, BlackRock had assets under management of approximately $8.59 trillion.
Portfolio Managers:
Jennifer Hsui, CFA, Peter Sietsema, and Paul Whitehead serve as portfolio managers of the Funds.
Jennifer Hsui, CFA, Managing Director, is Chief Investment Officer for Global Portfolio Management within BlackRock’s EII team. She is responsible for overseeing investment strategies in iShares ETFs and Institutional Index Equity products. Ms. Hsui’s service with BlackRock dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was a senior portfolio manager and led the Emerging Markets Portfolio Management teams in the Americas within EII. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Peter Sietsema, Director, is a member of BlackRock’s Index Equity Portfolio Management Group. He is responsible for the Sub‑Advised vehicles. Mr. Sietsema was previously responsible for the management of a broad range of US equity portfolios. Mr. Sietsema’s service with the firm dates back to 2007, including his years with BGI, which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2000.
Paul Whitehead, Managing Director, Co‑Head of Index Equity. Mr. Whitehead is the Co‑Head of BlackRock’s ETF and Index
Investments business. He is responsible for overseeing the management of Institutional and iShares funds. Paul was previously the Global Head of Equity Trading and the Global Head of Transition Management within BlackRock’s Global Trading Group. Mr. Whitehead’s service with the firm dates back to 1996, including his years with BGI, which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of Luminex, a buy‑side owned Alternative Trading System launched in 2015. Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993.
The Funds’ Administrator
Brown Brothers Harriman & Co. serves as the administrator (the “Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”).
The Funds’ Custodian
Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Custodian will also be providing the Funds a cash management sweep service.
The Funds’ Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer and dividend disbursing agent (the “Transfer Agent”) of the Funds. As transfer agent and dividend disbursing agent, the Transfer Agent is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.
The Funds’ Distributor
Foreside Fund Services, LLC (the “Distributor”), serves as principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. The Distributor is a registered broker‑dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Distributor continuously distributes the shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, or any of their affiliates.

32	SIX CIRCLES® FUNDS

Investing with Six Circles Funds

The Funds are designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Funds are designed to be investment vehicles for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Funds, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.
As a client in a JPM Program, you will continue to pay program fees pursuant to your investment advisory agreement. To the extent your program fee is an asset-based fee based on the assets in your JPM Program advisory account, the value of Fund shares held in your JPM Program advisory account will be included in the calculation of the program fee.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.
PURCHASING FUND SHARES
As stated above, Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. There are no minimum initial or subsequent investment amount requirements for the Funds. It is the responsibility of your JPM Program representative to send purchase orders to the Funds. If you discontinue participation in a JPM Program and choose to retain your Fund shares, notwithstanding the implications and risks of doing so (see below), you must hold your Fund shares through an eligible brokerage account and you will not be permitted to make new purchases into the Funds except for the reinvestment of dividends. See “Redeeming Fund Shares” below.
Purchase and redemption orders will be accepted only on days that the Six Circles Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund or its intermediary prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET), on a day the Fund is open for business, will be effected at that day’s NAV. A Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE if the particular disruption or closure directly affects only the NYSE.
A purchase order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete purchase orders. To be in “proper form,” the purchase order must include the fund name, account number of either the shareholder or of the financial intermediary placing the order, and the amount of the transaction (in dollars or shares).
Share ownership is electronically recorded; therefore, no certificate will be issued.
Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).
Additional Information Regarding Purchases
In‑Kind Purchases
A Fund may, in its absolute discretion and in limited circumstances, agree to accept securities in payment for the purchase of Fund shares, provided that such securities must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market.
Investor Identification
Federal law requires information about the identity of each investor to be verified and recorded. If an investor’s identity cannot be verified, the investor’s JPM Program account may be prohibited from investing in the Funds and any existing investment may be subject to compulsory redemption.

MAY 1, 2023	33

Investing with Six Circles Funds (continued)

REDEEMING FUND SHARES
Generally, shares of a Fund may only be redeemed through a JPM Program. It is the responsibility of your JPM Program representative to send redemption orders to the Fund. However, to the extent you discontinue participation in a JPM Program and determine to retain all or a portion of your Fund shares, notwithstanding the implications and risks of doing so (see below), you may redeem any or all of your Fund shares through the broker at which you hold your Fund shares.
If a Fund or its intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), it will be effected at the NAV per share calculated after the redemption order is received in good order. To be in “good order,” the redemption order must comply with security requirements implemented by the Six Circles Funds’ transfer agent, to the extent applicable, or the Fund, and must include the fund name, account number of either the shareholder or the financial intermediary placing the order, and the amount of the transaction (in dollars or shares). A JPM Program or your financial intermediary may have an earlier cut off time for redemption orders. To the extent applicable, all redemption requests must be supported by valid identity authentication.
Redemption proceeds will be deposited in the investor’s JPM Program account or eligible brokerage account, as applicable. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor’s signature guaranteed.
The Fund typically expects that it will take one business day following the receipt of a redemption order in good order to pay out redemption proceeds; however, payment of redemption proceeds may take up to three business days from time to time and may take up to seven days as permitted by the Investment Company Act.
To the extent you determine to close your discretionary account with JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates, we recommend that you redeem your shares in the Funds, as these Funds are specifically designed to be completion portfolios within an overall discretionary portfolio, in particular, a Managed Equity Portfolio, and are not intended to be standalone investments. Note that redeeming your Fund shares may have tax and other consequences. You should consult your own tax advisors before choosing to redeem your Fund shares. Should you, nevertheless, choose to retain your Fund shares, you must hold such shares through an eligible brokerage account. You may be charged a fee if you effect transactions through an intermediary, broker or agent. Note that a Fund’s overall performance and liquidity may be negatively affected, and additional transaction costs may be incurred by the Fund, as a result of (i) allocation decisions made by JPM Programs to shift discretionary client assets among the Funds and other investments and (ii) allocation decisions made by the Adviser to shift Fund assets among different investment strategies and Sub‑Advisers, which may negatively affect the value of your Fund shares even if you are no longer participating in a JPM Program. Further, since the Funds are completion portfolios designed to complement and work as part of an overall discretionary portfolio, in particular, a Managed Equity Portfolio, and are not intended to be standalone investments, each Fund may underperform as a standalone investment, even in instances where the overall portfolio performs as intended.
Additional Information Regarding Redemptions
A Fund may refuse to honor incomplete redemption orders.
A Fund may suspend the ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.
An investor generally will recognize a gain or loss on a redemption for federal income tax purposes. An investor should speak to their tax advisor before making a redemption.
Generally, all redemptions will be for cash. The Six Circles Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit from a bank or using other short-term borrowings from its custodian. These methods may be used during

34	SIX CIRCLES® FUNDS

both normal and stressed market conditions. Under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to it, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities received in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. You may not be able to sell such securities and may be required to hold such securities indefinitely. A redemption in‑kind may also result in the distribution of securities that may not be held in your JPM Program account or eligible brokerage account due to investment restrictions or applicable legal or regulatory constraints. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive a redemption in‑kind, the securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Funds do not routinely use redemptions in‑kind, the Funds reserve the right to use redemptions in‑kind to manage the impact of large redemptions on the Funds. Redemption in‑kind proceeds will typically be made by delivering a pro rata amount of the relevant Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
Closings, Reorganizations and Liquidations
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
FREQUENT TRADING POLICY
Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. Nevertheless, the Board has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds. For the same reasons, the Funds do not actively monitor for market timers. Although the Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.
VALUATION
Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.
The NAV per share of a Fund is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value Six Circles Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; securities for which market quotations are determined not to be reliable; or, securities in which their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Board. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. A Fund may use an independent third party or affiliated valuation service to help determine the fair value of a security or other asset. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

MAY 1, 2023	35

Investing with Six Circles Funds (continued)

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing service or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open‑end investment companies are valued at their respective NAVs.
Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.
Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.
Non‑listed over‑the‑counter options and futures are valued utilizing market quotations provided by approved independent third party or affiliated pricing services.
Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
The MEP International Unconstrained Fund’s investments may be priced based on fair values provided by an independent third-party pricing service, based on certain factors and methodologies applied by such pricing service, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to guidelines adopted by the Board, and under the ultimate oversight of the Board.
NAV is calculated at 4:00 p.m. ET each day the NYSE is open for trading. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when shares may not be purchased or redeemed.
DISTRIBUTIONS AND TAXES
For U.S. federal income tax purposes, each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gains. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund generally distribute net investment income, if any, at least annually.
The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.
Investors have the following options for distributions. Investors may:

•	reinvest all distributions in additional Fund shares;

•	take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	take all distributions in cash.

36	SIX CIRCLES® FUNDS

If your JPM Program representative does not select an option when opening your account, we will reinvest all distributions. A shareholder whose distributions are reinvested in a Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.
In general, distributions of net investment income generally are taxable as ordinary income. Under certain circumstances, the portion of a distribution of net investment income that is attributable to interest on state and local bonds will be treated as an “exempt-interest dividend,” which is exempt from the regular U.S. federal income tax (although, for shareholders that are not corporations, it may be subject to U.S. federal alternative minimum tax). Dividends of net investment income that are not reported as exempt-interest dividends will be taxable as ordinary income. To the extent that a distribution exceeds the distributing Fund’s current and accumulated earnings and profits, the distribution will be treated as a tax‑free return of capital to the extent of a shareholder’s adjusted basis in its shares of the Fund and as a capital gain thereafter (if the shares are held as capital assets).
Shareholders who receive social security benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long the shareholder has held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If shares of a Fund are purchased just before a distribution, the investor will be subject to tax on the entire amount of the taxable distribution it receives. Distributions are taxable to the investor even if they are paid from income or gain earned by a Fund before the investor’s investment (and thus were included in the price paid for the Fund shares).
If the shares are held as capital assets, any gain resulting from the redemption or other disposition of Fund shares will be taxable as long-term or short-term gain, depending upon the investor’s holding period for the shares. Any loss arising from the redemption or other disposition of shares for which a shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received with respect to such shares, and will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased.
Certain of a Fund’s investments, such as investments in certain debt obligations, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.
A Fund’s transactions in futures, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses of the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Additional Considerations for Both Funds
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Funds and their shareholders.
The dates on which net investment income and capital gain dividends, if any, will be distributed will be available online at www.sixcirclesfunds.com.

MAY 1, 2023	37

Investing with Six Circles Funds (continued)

Any investor for whom the applicable Fund does not have a valid taxpayer identification number may be subject to backup withholding.
The Funds are not intended for non‑U.S. shareholders. Any non‑U.S. shareholders may be subject to U.S. tax withholding on distributions by the Funds, as discussed in the Statement of Additional Information.
Distributions by a Fund to retirement plans and other entities that qualify for tax‑exempt or tax‑deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this prospectus do not apply to such tax‑exempt or tax‑deferred entities or accounts. An investor should consult its tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, each investor should consult a tax advisor to see how investing in a Fund and selection of a particular cost method of accounting will affect the investor’s own tax situation.
PORTFOLIO HOLDINGS DISCLOSURE
Each Fund will disclose its complete portfolio holdings schedule to the public within 60 days of the end of each fiscal quarter of the Fund. Each Fund may also provide complete portfolio holdings on the Funds’ website more frequently.
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

38	SIX CIRCLES® FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND NUMBER
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	1
Six Circles Managed Equity Portfolio International Unconstrained Fund	2

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non‑negotiable receipts issued by a bank in exchange for the deposit of funds.	1,2	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1,2	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	1,2	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1,2	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	1,2	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1,2	Credit Market
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	1,2	Credit Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1,2	Credit Currency Interest Rate Liquidity Market Political Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1,2	Currency Foreign Investment

MAY 1, 2023	39

Investment Practices (continued)

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1,2	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non‑deliverable forwards), forward rate agreements and currency swaps, caps and floors.	1,2	Credit Currency Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1,2	Foreign Investment Liquidity Market Political Prepayment Valuation
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1,2	Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1,2	Investment Company Market
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1,2	Market
New Financial Products: New options and futures and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1,2	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange—traded and over‑the‑counter put and call options on securities, indexes of securities and futures on securities and indexes of securities, and (b) futures on securities and indexes of securities.	1,2	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1,2	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately-placed commercial paper and Rule 144A securities.	1,2	Liquidity Market Valuation
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1,2	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation

40	SIX CIRCLES® FUNDS

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1,2	Credit Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	1,2	Credit Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1,2	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1,2	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1,2	Credit Liquidity Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1,2	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	1,2	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1,2	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1,2	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).	1,2	Credit Government Securities Interest Rate Market

MAY 1, 2023	41

Investment Practices (continued)

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book- Entry Safekeeping (“CUBES”).	1,2	Interest Rate Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1,2	Credit Leverage Liquidity Market Valuation

Risk related to certain investments held by the Funds:
Credit risk. The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk. The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Foreign investment risk. The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.
Government securities risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
Interest rate risk. The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
Investment company risk. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk. The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk. The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk. The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Political risk. The risk that governmental policies or other political actions will negatively impact the value of the investment.
Prepayment risk. The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Restricted securities risk. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.
Tax risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
Valuation risk. The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

42	SIX CIRCLES® FUNDS

This Page Intentionally Left Blank.

MAY 1, 2023	43

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.
FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Year Ended December 31, 2022	$16.70	$0.20	$(3.58)	$(3.38)	$(0.18)	$(0.02)	$(0.20)
Year Ended December 31, 2021	13.74	0.19	3.46	3.65	(0.15)	(0.54)	(0.69)
Year Ended December 31, 2020	11.00	0.21	2.99	3.20	(0.20)	(0.26)	(0.46)
Period Ended December 31, 2019*	10.00	0.14	1.05	1.19	(0.12)	(0.07)	(0.19)

*	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

44	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.12	(20.26)%	$6,201,022	0.07%	1.38%	0.28%	49.13%
16.70	26.68	5,113,135	0.07	1.19	0.28	26.74
13.74	29.09	2,081,512	0.09	1.79	0.30	54.88
11.00	11.90	1,420,625	0.11	1.94	0.33	44.20

MAY 1, 2023	45

Financial Highlights
For the Periods Indicated (continued)

	Per share operating performance:
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio International Unconstrained Fund
Year Ended December 31, 2022	$12.95	$0.34		$(1.96)	$(1.62)	$(0.33)	$—	$(0.33)
Year Ended December 31, 2021	11.03	0.34	(f)	1.83	2.17	(0.25)	—	(0.25)
Year Ended December 31, 2020	10.28	0.21		0.74	0.95	(0.20)	—	(0.20)
Period Ended December 31, 2019*	10.00	0.20		0.24	0.44	(0.16)	—	(0.16)

*	Six Circles Managed Equity Portfolio International Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, which was 0.006% for the year ended December 31, 2022.
(f)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.134% of average net assets for the year ended December 31, 2021.
(g)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.
(h)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

46	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.00	(12.54)%	$3,191,667	0.14	%(e)	0.13%	3.08%		0.34%	81.90%
12.95	19.76	2,990,488	0.12	(g)	0.11	2.70	(f)	0.32	32.44
11.03	9.25	1,388,623	0.20		0.19	2.22		0.40	91.56
10.28	4.41	901,626	0.26	(h)	0.26	2.86		0.48	62.67

MAY 1, 2023	47

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Funds the following documents are available free upon request:
ANNUAL AND SEMIANNUAL REPORTS
Our annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
Investors can get a free copy of these documents and other information, or ask us any questions, by contacting your J.P. Morgan representative, by calling us collect at 1‑212‑464‑2070 or by writing to:
Six Circles Funds
c/o J.P. Morgan Private Investments Inc.
383 Madison Avenue
New York, NY 10179

Investors can contact their JPM Programs directly for more information. Investors can also find information, including the SAI and annual and semiannual reports, online at www.sixcirclesfunds.com.
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.
Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address:
publicinfo@sec.gov
Investment Company Act File No. for the Fund is 811‑23325.

©JPMorgan Chase & Co. 2023. All rights reserved. May 1, 2023.
PRO-6CMEP-2023-1

STATEMENT OF ADDITIONAL INFORMATION

PART I

May 1, 2023

Fund Name	Ticker

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund (the “MEP U.S. Unconstrained Fund”)	CMEUX

Six Circles Managed Equity Portfolio International Unconstrained Fund (the “MEP International Unconstrained Fund”)	CMIUX

(each, a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectus for the Funds dated May 1, 2023, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the audited financial statements included in the annual shareholder report relating to the Funds dated December 31, 2022 (the “Financial Statements”). The Prospectus and Financial Statements, including the Independent Registered Public Accounting Firm’s report, are available without charge upon request by contacting Foreside Fund Services, LLC (the “Distributor”), the Funds’ distributor, at Three Canal Plaza, Suite 100, Portland, ME 04101.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds.

For more information about the Funds, simply contact your J.P. Morgan representative, write or call:

Six Circles Trust

c/o J.P. Morgan Private Investments Inc.

383 Madison Avenue

New York, NY 10179

1-212-464-2070

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Funds

The Funds are series of Six Circles Trust, an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 8, 2017, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated on June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019 and April 13, 2020.

Share Classes

Currently, each Fund offers one class of shares.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 383 Madison Avenue, New York, NY 10179.

This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds. Throughout this SAI, Six Circles Trust is referred to as the “Trust.” The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or the “Board” and each trustee or director is referred to as a “Trustee.”

The Funds are advised by J.P. Morgan Private Investments Inc. (“JPMPI”) and sub-advised by BlackRock Investment Management, LLC (“BlackRock”). JPMPI is also referred to herein as the “Adviser.” BlackRock is also referred to herein as the “Sub-Adviser.” Certain references herein to the Adviser may also include the Sub-Adviser, as the context requires.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

The Adviser, with respect to each Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) with respect to the Fund’s operations. Therefore, each Fund and the Adviser with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO under the Commodity Exchange Act, as amended. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of this exclusion and may trigger additional Commodity Futures Trading Commission requirements. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

INVESTMENT POLICIES

The following investment policies have been adopted by the Trust with respect to the applicable Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

Except for the restrictions on borrowings set forth below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation. With respect to each fundamental investment policy regarding

Part I - 1

borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the U.S. Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, such Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Adviser has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Six Circles Funds Liquidity Risk Forum to administer the Fund’s liquidity risk management program and related procedures. The limits on a Fund’s investments in illiquid investments are applied as of the date the Fund purchases an illiquid investment. It is possible that a Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, the Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.

For purposes of fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, taken at market value at the time of investment. Fundamental investment policies regarding industry concentration do not apply to securities issued or guaranteed as to principal or interest by the U.S. government, any state or territory of the United States, its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. Additionally, for the purposes of this restriction: (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates; and (ii) an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

For purposes of fundamental investment policies regarding industry concentration, the issuer of a security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal and interest on the security. When identifying sectors, industry groups, industries or sub-industries for purposes of a Fund’s concentration policy, a Fund can utilize any one or more of the industry and/or sub-industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The Adviser may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC guidance. Accordingly, the composition of an industry or group of industries may change from time to time. The policy will be interpreted to give broad authority to the Adviser as to how to classify issuers.

Each of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund has an 80% investment policy which is described in the Prospectus. In calculating assets for purposes of a Fund’s 80% investment policy, assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy. In addition, while the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund are generally unconstrained within their equity universe by any particular capitalization, sector or style and, in the case of the MEP International Unconstrained Fund, may invest in any foreign country (including emerging market countries), each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to such Fund that are described herein and by any restrictions imposed by applicable law.

Fundamental Investment Policies.

The Funds:

(1)	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(2)	May not borrow money, except to the extent permitted by applicable law;

Part I - 2

(3)

May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended;

(4)

May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures (including futures on indexes of securities, interest rates and currencies), options on financial futures (including futures on indexes of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities or investments in exchange-traded funds, investment companies, and pooled investment vehicles that invest in commodities or commodity futures including those structured as grantor trusts;

(5)	May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may:

(a) invest in securities or other instruments directly or indirectly secured by real estate, and

(b) invest in securities or other instruments issued by issuers that invest in real estate; and

(6)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Fundamental investment policies (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Generally, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in Part II of this SAI, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money if such borrowing does not constitute “senior securities” under the 1940 Act or engage in economically similar transactions if those transactions comply with the applicable requirements of the SEC under the 1940 Act.

In addition, the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund:

•

Except as otherwise permitted by the SEC, may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Non-Fundamental Investment Policies.

The investment policies described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees without shareholder approval, subject to 1940 Act limitations.

The Funds may not acquire any illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are deemed to be illiquid; certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933. Such securities may be determined by the Adviser or Sub-Adviser to be liquid for purposes of compliance with the limitation on a Fund’s investment in illiquid securities.

For purposes of investment policies and restrictions other than the policy of the: (i) MEP U.S. Unconstrained Fund to invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies; and (ii) MEP International Unconstrained Fund to invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during

Part I - 3

the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by one or more of the Funds. The Funds may invest in other securities or use new investment techniques at any time in the Adviser’s discretion. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND NUMBER
MEP U.S. Unconstrained Fund	1
MEP International Unconstrained Fund	2

Instrument	Applicable Fund(s)	Part II Section Reference

Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1, 2	Bank Obligations
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1, 2	Miscellaneous Investment Strategies and Risks
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	1, 2	Options and Futures Transactions
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 2	Commercial Paper
Common Stock: Shares of ownership of a company.	1, 2	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1, 2	Equity Securities, Warrants and Rights
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	1, 2	Swaps and Related Swap Products
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1, 2	Convertible Securities

Part I - 4

Instrument	Applicable Fund(s)	Part II Section Reference
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1, 2	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1, 2	Investment Company Securities and Exchange-Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards), forward rate agreements and currency swaps, caps and floors.	1, 2	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1, 2	Foreign Investments (including Foreign Currencies)
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1, 2	Equity Securities, Warrants and Rights
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1, 2	Investment Company Securities and Exchange-Traded Funds
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1, 2	Miscellaneous Investment Strategies and Risks
New Financial Products: New options and futures and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1, 2	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: A Fund may purchase and sell (a) exchange-traded and over-the-counter put and call options on securities, indexes of securities and futures on securities and indexes of securities, and (b) futures on securities and indexes of securities.	1, 2	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately-placed commercial paper and Rule 144A securities.	1, 2	Miscellaneous Investment Strategies and Risks

Part I - 5

Instrument	Applicable Fund(s)	Part II Section Reference
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 2	Real Estate Investment Trusts
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1, 2	Repurchase Agreements
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by a Fund.	1, 2	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1, 2	Miscellaneous Investment Strategies and Risks
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1, 2	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2	Short-Term Funding Agreements
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1, 2	Structured Investments
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	1, 2	Miscellaneous Investment Strategies and Risks
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1, 2	Treasury Receipts
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1, 2	Trust Preferred Securities
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1, 2	Mortgage-Related Securities

Part I - 6

Instrument	Applicable Fund(s)	Part II Section Reference
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	1, 2	U.S. Government Obligations
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1, 2	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

DIVERSIFICATION

Six Circles Trust is a registered management investment company and the Funds are non-diversified funds of Six Circles Trust. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser and the Sub-Adviser intend to manage each Fund’s assets by buying and selling securities to help attain its investment objective. Each Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. The Funds will not consider portfolio turnover rate as a limiting factor in making investment decisions. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

A portfolio turnover rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Adviser or the Sub-Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

The table below sets forth each Fund’s portfolio turnover rate for the years indicated:

	Portfolio Turnover Rate for Fiscal Year Ended December 31,
Fund	2021	2022
MEP U.S. Unconstrained Fund	26.74	49.13%
MEP International Unconstrained Fund	32.44	81.90%

Part I - 7

TRUSTEES

Ownership of Securities

The Trustees of Six Circles Trust do not beneficially own any equity securities of the Funds, since the Trustees are not technically eligible investors.

As of the date hereof, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds (the “Independent Trustees”) or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Trustee Compensation

As of January 1, 2022, the Fund Complex(1), which includes all of the Funds in the Six Circles Trust and several additional registered funds that are also overseen by the Trustees, will collectively pay each Trustee who is not an employee of J.P. Morgan or its affiliated entities an annual base fee of $230,000 (with any new Trustee receiving a pro rata portion of the base fee depending on when each became a Trustee). The Fund Complex will pay the Audit Committee chair $25,000 annually in addition to his base fee and the Lead Independent Trustee $40,000 annually in addition to his base fee. This aggregated compensation is allocated among each fund in the Fund Complex in the following manner: (i) a fixed allocation of $20,000 per fund; and (ii) the remaining portion of the aggregate compensation allocated ratably by net assets among the funds.

Trustee aggregate compensation paid by each of the Funds and the Six Circles Funds Complex for the fiscal year ended December 31, 2022, is set forth below:

Name of Trustee	MEP U.S. Unconstrained Fund	MEP International Unconstrained Fund	Total Compensation Paid From Fund Complex(1)
Independent Trustees
Lisa M. Borders	$25,697.12	$14,477.51	$230,000
James P. Donovan	$30,363.17	$16,730.74	$270,000
Kevin Klingert(2)	$1,388.20	$1,197.85	$14,375
Neil Medugno	$28,613.40	$15,885.78	$255,000
Lauren K. Stack	$25,697.12	$14,477.51	$230,000

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board of Trustees serves currently includes three registered investment companies (11 funds).

(2)	Mr. Klingert resigned from the Board of Trustees effective April 7, 2021. Mr. Klingert was re-appointed to the Board of Trustees on December 6, 2022.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by each Fund to the Adviser, with respect to the fiscal years indicated:

	Fiscal Year Ended 12/31/20		Fiscal Year Ended 12/31/21		Fiscal Year Ended 12/31/22
Fund	Paid	Waived	Paid	Waived	Paid	Waived
MEP U.S. Unconstrained Fund	$4,028,000	$3,384,000	$9,029,000	$7,587,000	$15,471,000	$12,997,000
MEP International Unconstrained Fund	2,514,000	2,012,000	5,005,000	4,011,000	7,540,000	6,038,000

The Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser or a Fund is required to pay the Fund’s Sub-Adviser.

Part I - 8

Sub-Adviser

BlackRock Investment Management, LLC (“BlackRock”) serves as Sub-Adviser to the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund. BlackRock is independent of the Adviser. BlackRock discharges its responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BlackRock is paid a monthly fee equal to a percentage of the daily net assets of the Funds allocated to it.

The table below sets forth the sub-advisory fees paid by JPMPI or a Fund to BlackRock with respect to the fiscal years indicated:

Fund	Fiscal Year Ended 12/31/20	Fiscal Year Ended 12/31/21	Fiscal Year Ended 12/31/22
MEP U.S. Unconstrained Fund	$644,000	$1,442,000	$2,474,000
MEP International Unconstrained Fund	502,000	994,000	1,502,000

For a more complete discussion, see the “Investment Adviser and Sub-Adviser” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed†

Adviser

The following table shows information regarding all of the other accounts managed by each portfolio manager of the Adviser for which advisory fees are not based on performance as of December 31, 2022:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Managers	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
MEP U.S. Unconstrained Fund
Richard Madigan	12	44,922	15	9,899	601,711	323,787
Miles Wixon	7	26,395	15	9,899	601,711	323,787
David Cassese	1	14,365	—	—	594,507	318,510
MEP International Unconstrained Fund
Richard Madigan	12	45,419	15	9,899	601,711	323,787
Miles Wixon	7	26,892	15	9,899	601,711	323,787

*

Assets made up of discretionary programs which can include investment into the Six Circles Funds. Therefore, the amount of total assets in “Other Accounts” also includes assets in Six Circles Funds shown in the “Registered Investment Company” section.

The following table shows information on the other accounts managed by each portfolio manager of the Adviser that have advisory fees wholly or partly based on performance as of December 31, 2022:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
MEP U.S. Unconstrained Fund
Richard Madigan	—	—	—	—	—	—
Miles Wixon	—	—	—	—	—	—
David Cassese	—	—	—	—	—	—
MEP International Unconstrained Fund
Richard Madigan	—	—	—	—	—	—
Miles Wixon	—	—	—	—	—	—

Part I - 9

Sub-Advisers

The following table shows information regarding all of the other accounts managed by each portfolio manager of BlackRock for which advisory fees are not based on performance as of December 31, 2022:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
MEP U.S. Unconstrained Fund
BlackRock
Jennifer Hsui, CFA	333	1,790,000	1	210.2	1	164.9
Peter Sietsema	72	161,700	280	754,100	114	528,100
Paul Whitehead	326	1,740,000	1	1,220	—	—
MEP International Unconstrained Fund
BlackRock
Jennifer Hsui, CFA	333	1,790,000	1	210.2	1	164.9
Peter Sietsema	72	164,700	280	754,100	114	528,100
Paul Whitehead	326	1,740,000	1	1,220	—	—

The following table shows information on the other accounts managed by each portfolio manager of a Sub-Adviser that have advisory fees wholly or partly based on performance as of December 31, 2022:

Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund, Sub-Adviser and Portfolio Manager(s)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
MEP U.S. Unconstrained Fund
BlackRock
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema	—	—	—	—	1	1,870
Paul Whitehead	—	—	—	—	—	—
MEP International Unconstrained Fund
BlackRock
Jennifer Hsui, CFA	—	—	—	—	—	—
Peter Sietsema	—	—	—	—	1	1,870
Paul Whitehead	—	—	—	—	—	—

†

Indicates other RIC(s), PIV(s) or other accounts managed for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount.

Portfolio Managers — Ownership of Securities

As of December 31, 2022, Richard Madigan, Miles Wixon and David Cassese are the only portfolio managers of the Funds to beneficially own shares of the Funds. The following tables indicate the dollar range of securities of the Funds beneficially owned by Richard Madigan, Miles Wixon and David Cassese, as of December 31, 2022:

Aggregate Dollar Range of Securities in the Fund
	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
RICHARD MADIGAN
MEP U.S. Unconstrained Fund						X
MEP International Unconstrained Fund					X
MILES WIXON
MEP U.S. Unconstrained Fund					X
MEP International Unconstrained Fund					X
DAVID CASSESE
MEP U.S. Unconstrained Fund					X

Part I - 10

ADMINISTRATOR

Administrator Fees

For its administrative services, Brown Brothers Harriman & Co., in addition to fixed fees charged for various specific services, receives an annual asset-based fee of 0.95 basis points on assets up to the first $5 billion, 0.85 basis points on assets between $5-10 billion, 0.75 basis points on assets between $10-15 billion and 0.55 basis points on assets in excess of $15 billion, plus out-of-pocket expenses. The asset-based fee is calculated based on net assets and allocated daily based on the relative assets of each Fund.

The table below sets forth the fees paid by the Funds to Brown Brothers Harriman & Co. for the fiscal year ended December 31, 2022 (amounts in thousands):

Fund	Paid
MEP U.S. Unconstrained Fund	$393
MEP International Unconstrained Fund	221

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to Distributor

The Distributor does not receive compensation from the Funds. Instead, the Adviser compensates the Distributor out of its own resources for certain distribution-related services.

The Funds are not subject to distribution fees. For more information on the Distributor, see the “Distributor” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal year ended December 31, 2022:

Fund	Brokerage Commissions Paid
MEP U.S. Unconstrained Fund
Total Brokerage Commissions	$628,737
Brokerage Commissions to Affiliated Broker-Dealers	0
Percentage of Total Brokerage Commissions Paid to Affiliated Broker-Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker-Dealers	N/A
MEP International Unconstrained Fund
Total Brokerage Commissions	$1,038,076
Brokerage Commissions to Affiliated Broker-Dealers	0
Percentage of Total Brokerage Commissions Paid to Affiliated Broker-Dealers	N/A
Percentage of Total Brokerage Transactions Effected Through Affiliated Broker-Dealers	N/A

The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the investments selected by the Sub-Adviser, investment strategy changes, changing asset levels, shareholder activity and/or portfolio turnover.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

For the fiscal year ended December 31, 2022, the Adviser has not allocated brokerage commissions to brokers who provided broker research, including third party research, for the Funds.

Part I - 11

Securities of Regular Broker-Dealers

As of December 31, 2022, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned
MEP U.S. Unconstrained Fund	Citigroup Inc.	$15,082
	Wells Fargo & Co	26,242
	Morgan Stanley	18,599
	Goldman Sachs Group, Inc.	19,730
MEP International Unconstrained Fund	Credit Suisse Group AG	3,172
	UBS Group AG	18,334
	HSBC Holdings plc	36,458
	Barclays plc	9,011

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

As of December 31, 2022, the Funds had capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
MEP U.S. Unconstrained Fund	$169,820	$79,082
MEP International Unconstrained Fund	96,574	50,642

For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

As of December 31, 2022, the officers of the Funds and Trustees, as a group, do not beneficially own more than 1% of any Fund’s outstanding shares.

Principal Holders

A principal holder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

As of December 31, 2022, J.P. Morgan Securities LLC was the record owner on behalf of its customers of 99% or greater of each of the Funds. Please see “Appendix A- Principal Shareholders” below.

PROXY VOTING PROCEDURES AND GUIDELINES

Proxy voting authority with respect to portfolio securities of each Fund has been delegated to the Adviser, which in turn has delegated such authority to BlackRock. For more information on proxy voting, including a summary of BlackRock’s proxy voting policy, see the “Proxy Voting and Guidelines” section and Appendix C in Part II of this SAI.

FINANCIAL STATEMENTS

The Financial Statements of the Funds are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended December 31, 2022, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. The Financial Statements are available without charge upon request by calling your J.P. Morgan representative collect at 1-212-464-2070.

Part I - 12

Appendix A

PRINCIPAL SHAREHOLDERS

As of December 31, 2022, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds are shown below.

NAME OF FUND	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	J.P. Morgan Securities LLC (For the Benefit of its Customers) 383 Madison Avenue New York, NY 10179	99.8%
Six Circles Managed Equity Portfolio International Unconstrained Fund	J.P. Morgan Securities LLC (For the Benefit of its Customers) 383 Madison Avenue New York, NY 10179	99.8%

Part I - A - 1

STATEMENT OF ADDITIONAL INFORMATION

PART II

Part II of this SAI describes policies and practices that apply to each of the Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

PART II

INVESTMENT STRATEGIES AND POLICIES

As noted in the applicable Prospectus for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectus, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, policies and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds: (i) certain matters described herein may not apply to particular Funds; and (ii) certain references to the Adviser may also include a Sub-Adviser, as the context requires.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), asset-backed commercial paper (“ABCP”) and other similarly structured securities. CDOs include collateralized loan obligations (“CLOs”) and collateral bond obligations (“CBOs”). Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, underlying home equity loans) may be refinanced or paid off prior to maturity during periods of increasing or declining interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While many CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

The cash flows for CDOs from the SPE usually are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Part II - 1

The risks of an investment in a CDO depend largely on the type of the collateral or securities and the class of the CDO in which a Fund invests. CDO tranches often have credit ratings and are typically issued in classes with various priorities. Normally, CDOs are privately offered and sold (that is, they are not registered under the securities laws), and may be subject to additional liquidity risks. However, an active dealer market may exist for CDOs, allowing a CDO to be sold pursuant to Rule 144A. In addition to the risks typically associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; (viii) values may be volatile; (ix) disputes with the issuer may produce unexpected results; and (x) the CDO’s manager may perform poorly.

Certain Funds may purchase ABCP that is issued by conduits sponsored by banks, mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. To protect investors from the risk of non-payment, ABCP programs are generally structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop issuance and wind-down triggers. There can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. The repayment of ABCP issued by a conduit depends primarily on the conduit’s ability to issue new ABCP, access to the liquidity or credit support and, to a lesser extent, cash collections received from the conduit’s underlying asset portfolio. There could be losses to a Fund’s investing in ABCP in the event that: (i) the Fund is unable to access the liquidity or credit support for the ABCP; (ii) the conduit is unable to issue new ABCP; (iii) there is credit or market deterioration in the conduit’s underlying portfolio; and (iv) there are mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP.

Some ABCP programs historically have provided for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. There is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Part II - 2

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. A Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

Bank obligations consist of bankers’ acceptances, certificates of deposit, bank notes and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside of the United States. Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein.

Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market.

The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank.

Subject to the Funds’ limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.

Commercial Paper

Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below. Certain Funds may purchase commercial paper that is issued by conduits, including ABCP. Additional information about ABCP is included under “Asset-Backed Securities.”

Convertible Securities

Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock.

Part II - 3

Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Certain Funds invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require reinstatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.

The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Part II - 4

Custodial Receipts

Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by Standard & Poor’s Corporation (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.

Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly-traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

Part II - 5

Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security; and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate

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notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans—Collateral and Subordination Risk.”

Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.

While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper. The Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.

Limitations on the Use of Variable and Floating Rate Notes. The Funds may not invest in Illiquid Investments (defined herein) (including variable and floating rate notes that are determined to be Illiquid Investments) in excess of the 15% Illiquid Limit (defined herein). Please see the “Liquidity Risk Management Program” section for more details. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be

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liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Adviser to be of comparable quality to instruments in which a Fund may invest.

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In response to recent market volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Impact of Market Conditions on the Risks Associated with Debt Securities

Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Current market conditions pose heightened risks for Funds that invest in debt securities, given the current interest rate environment. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets may experience heightened levels of interest rate and liquidity risk, as well as increased volatility. If rising interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.

The capacity for traditional dealers to engage in fixed-income trading for certain fixed income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

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Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Funds’ susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.

Demand Features

Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. The primary purpose of acquiring these commitments is to facilitate portfolio liquidity and not to exercise rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and during a liquidation. Preferred stock generally does not carry voting rights. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of the company. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds

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and other debt to actual or perceived changes in the company’s financial condition or prospects. Similar to common stock rights described above, rights may also be issued to holders of preferred stock.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign Investments (including Foreign Currencies)

Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security can be deemed to be located in a particular country if: (i) the relevant security is issued in such country; (ii) the principal trading market for the relevant security is in such country; (iii) the issuer is organized under the laws of such country; (iv) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country; or (v) the issuer is the government of such country (or any political subdivision, agency, authority or instrumentality of such government or country). Possible foreign investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar certificates of deposit, Eurodollar time deposits, Eurodollar bankers’ acceptances, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

With respect to derivative instruments, the Funds generally can consider such instruments to be foreign investments if the underlying assets: (i) are issued outside the United States; (ii) have their principal trading market for the relevant security outside the United States; (iii) are issued by an issuer that is organized under the laws of a non-U.S. country; (iv) are issued by an issuer that derives at least 50% of its revenues or profits from a non-U.S. country or has at least 50% of its total assets situated in a non-U.S. country; or (v) are issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government).

In the case of certain money market instruments, such instruments will be considered foreign investments if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.

Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities

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or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected by intervention (or lack of intervention) by the United States or foreign governments or central banks or by currency controls or political developments in the United States or elsewhere.

Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk.

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Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

Global Depositary Notes. Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, a Fund’s investments in GDNs is subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and management risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream. Such income stream may or may not be linked to a tangible asset. For sukuk that are not linked to a tangible asset, the sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for the sukuk. For sukuk linked to a tangible asset, the Fund will not have a direct interest in the underlying asset or pool of assets. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. Even when the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. The issuer may be a special purpose vehicle with no other assets. Investors do not have direct legal ownership of any underlying assets. In the event of default, the process may take longer to resolve than conventional bonds. Changing interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In such an event, the Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.

Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment. Although the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for a Fund to make an investment in or dispose of sukuk at the Fund’s desired time. Furthermore, the global sukuk market is significantly smaller than conventional bond markets, and restrictions imposed by the Shariah board of the issuing entity may limit the number of investors who are interested in investing in particular sukuk. The unique characteristics of sukuk may lead to uncertainties regarding their tax treatment within a Fund.

Investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, the risk of sanctions and inconsistent accounting and legal principles.

Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or

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interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or Euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; and (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer. Additionally, certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Also, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and issuers in such markets tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for various reasons. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.

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Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this SAI with respect to the Fund’s investments in foreign securities including emerging markets securities. Certain Funds may engage in such transactions to hedge against currency risks, as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes, the Fund may hedge either specific transactions or portfolio positions.

While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.

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Transaction Hedging. Generally, when a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures traded in the United States and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures and on foreign currencies. A put option on futures gives a Fund the right to assume a short position in the foreign currency futures until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on futures gives a Fund the right to assume a long position in the futures until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which the Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures and buy or sell foreign currency futures traded in the United States and subject to regulation by the CFTC.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Certain Funds may also engage in non-deliverable forwards (“NDFs”) which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on NDFs, see “Non-Deliverable Forwards” below.

Foreign Currency Futures. Certain Funds may purchase foreign currency futures. Foreign currency futures traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

At the maturity of futures, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

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Positions in the foreign currency futures may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

For more information on futures, see “Futures” under the heading “Options and Futures Transactions” below.

Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and over the counter call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate if the buyer exercises the option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each, an “Option Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. Non-Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed-upon notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

Certain Funds may also purchase and sell barrier/“touch” options (“Barrier Options”), including knock-in options (“Knock-In Options”) and knock-out options (“Knock-Out Options”). A Barrier Option is a type of exotic option that gives an investor a payout once the price of the underlying currency reaches or surpasses (or falls below) a predetermined barrier. This type of option allows the buyer of the option to set the position of the barrier, the length of time until expiration and the payout to be received once the barrier is broken. It is possible for an investor to lose the premium paid for the option. There are two kinds of Knock-In Options: (i) “up and in”; and (ii) “down and in.” With Knock-In Options, if the buyer has selected an upper price barrier, and the currency hits that level, the Knock-In Option turns into a more traditional option (“Vanilla Option”) whereby the owner has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed-upon exchange rate on a specified date. This type of Knock-In Option is called “up and in.” The “down and in” Knock-In Option is the same as the “up and in,” except the currency has to reach a lower barrier. Upon hitting the chosen lower price

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level, the “down and in” Knock-In Option turns into a Vanilla Option. As in the Knock-In Option, there are two kinds of Knock-Out Options: (i) “up and out”; and (ii) “down and out.” However, in a Knock-Out Option, the buyer begins with a Vanilla Option, and if the predetermined price barrier is hit, the Vanilla Option is cancelled and the seller has no further obligation. If the option hits the upper barrier, the option is cancelled and the investor loses the premium paid, thus, “up and out.” If the option hits the lower price barrier, the option is cancelled, thus, “down and out.” Barrier Options usually call for delivery of the underlying currency.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Non-Deliverable Forwards. Some of the Funds may also invest in NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each, a “Reference Currency”) that are non-convertible and that may be thinly-traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed-upon notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

The Funds will typically use NDFs for hedging purposes, but may also use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC for certain swaps. NDFs traded in the over-the-counter market with swap dealers are subject to initial and variation margin requirements. Implementation of and on-going compliance with regulations regarding clearing, mandatory trading and margining of NDFs may increase the cost to the Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Foreign Currency Hedging Strategies. New options and futures and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

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Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:

Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in a security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although foreign currency transactions used for hedging purposes may reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes, including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex securities transactions that involve risks in addition to direct investments in securities, including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.

Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or a future. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, the Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Insurance-Linked Securities

Certain Funds may invest in debt instruments or equity securities structured as event-driven, event-linked or insurance-linked notes or catastrophe bonds (collectively, “catastrophe bonds”) and related instruments such as (re)insurance sidecars (collectively with catastrophe bonds, “Insurance-Linked Securities”). These Insurance-Linked Securities are generally debt obligations or equity securities for which the return of principal and the payment of

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interest or dividends typically are contingent on the non-occurrence of a specific “trigger” event(s) that lead to economic and/or human loss, such as a hurricane of a specific category, earthquake of a particular magnitude, or other physical or weather-related phenomena. For some Insurance-Linked Securities, the magnitude of the effect of the trigger event on the security may be based on losses to a company or industry, modeled losses to a notional portfolio, industry indexes, readings of scientific instruments, or certain other parameters associated with a catastrophe rather than actual losses. If a trigger event, as defined within the terms of each Insurance-Linked Security, occurs, a Fund may lose a portion or all of its accrued interest, dividends and/or principal invested in such Insurance-Linked Security. In addition, if there is a dispute regarding a trigger event, there may be delays in the payment of principal, interest and dividends. A Fund is entitled to receive principal, interest and dividends payments so long as no trigger event occurs of the description and magnitude specified by the Insurance-Linked Security.

Insurance-Linked Securities may be sponsored by government agencies, insurance companies or reinsurers and issued by special purpose corporations or other off-shore or on-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a specific reinsurance transaction). Typically, Insurance-Linked Securities are issued by off-shore entities including entities in emerging markets and may be non-U.S. dollar denominated. As a result, the Funds will be subject to currency and foreign and emerging markets risk including the risks described in Foreign Investments. Often, catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer or sponsor, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.

In addition to the specified trigger events, Insurance-Linked Securities also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Additionally, Insurance-Linked Securities are subject to the risk that modeling used to calculate the probability of a trigger event may not be accurate and/or underestimate the likelihood of a trigger event. This may result in more frequent and greater than expected losses including loss of principal and/or interest with respect to catastrophic bonds and dividends with respect to (re)insurance sidecars.

Insurance-Linked Securities are relatively new types of financial instruments. As such, there is no significant trading history of these securities, and there can be no assurance that markets for these instruments will be liquid at all times. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Insurance-Linked Securities are generally rated below investment grade or the unrated equivalent and have the same or similar risks as high yield debt securities (also known as junk bonds) including the risks described under High Yield/High Risk Securities/Junk Bonds and are subject to the risk that the Fund may lose some or all of its investment if the particular trigger identified under the Insurance-Linked Security occurs.

Insurance-Linked Securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (“SEC”) or any state securities commission generally and are not listed on any national securities exchange. The amount of public information available with respect to Insurance-Linked Securities is generally less extensive than that which is available for exchange listed securities. There can be no assurance that future regulatory determinations will not adversely affect the overall market for Insurance-Linked Securities.

Industry loss warranties are a type of Insurance-Linked Securities that are designed to protect insurers or reinsurers from severe losses due to significant catastrophic events. The buyer pays the seller a premium at the inception of the contract, and in return the buyer can make a claim if losses due to a certain class of catastrophic event (for example, Florida hurricanes), as estimated by a third-party, exceed an agreed-upon trigger level. Industry loss warranties have standard terms and conditions and are collateralized. These contracts are evaluated using detailed underwriting information on the applicable exposures provided by the reinsurers or their intermediaries.

Inverse Floaters and Interest Rate Caps

Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

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Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of a change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. Investments in inverse floaters and similar instruments that have asset-backed, mortgage-backed or mortgage-related securities underlying them will expose a Fund to the risks associated with those asset-backed, mortgage-backed and mortgage-related securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying asset-backed, mortgage-backed or mortgage-related securities.

Investment Company Securities and Exchange-Traded Funds

Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made: (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired fund; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group; and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by a fund.

In addition, Section 17 of the 1940 Act prohibits a Fund from investing in another Fund except as permitted by Section 12 of the 1940 Act, by rule, or by exemptive order.

The limitations described above do not apply to investments in money market funds subject to certain conditions. All of the Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.

Rule 12d1-4 allows a fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a fund to invest in an acquired fund or may impact the investments made by the acquired fund.

Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).

Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments. By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector; or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Funds may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).

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ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF manager’s expectations regarding particular securities or markets are not met. Generally, an index based ETF’s objective is to track the performance of a specified index. Index based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index or a representative sample. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that invests in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if such ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Loans

Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties although certain Funds may originate Loans.

A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information Concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

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Additional Information Concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and Bridge Loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information Concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 36 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the unfunded commitment.

Additional Information Concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Additional Information Concerning Loan Originations. In addition to investing in loan assignments and participations, certain Funds may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a special purpose vehicle that owns the real property.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Limited Federal Securities Law Protections. Certain Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in those Loans. In particular, if a Loan is not considered a security under the federal securities laws, certain legal protections normally available to investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

Multiple Lender Risk. There may be additional risks associated with Loans, including loan originations, when there are Lenders or other participants in addition to the Fund. For example, a Fund could lose the ability to consent to certain actions taken by the borrower if certain conditions are not met. In addition, for example, certain governing agreements that provide the Fund with the right to consent to certain actions taken by a borrower may provide that the Fund will no longer have the right to provide such consent if another Lender makes a subsequent advance to the borrower.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general, including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. A Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities

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exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund. Also, to the extent that a Fund needs to satisfy redemption requests or cover unanticipated cash shortfalls, the Fund may seek to engage in borrowing under a credit facility.

Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases (for example, in the case of non-recourse Loans), there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such

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institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions or legal costs and expenses associated with operating real property. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Covenant-Lite Obligations. A Fund may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow

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borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Miscellaneous Investment Strategies and Risks

Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1/3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or

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investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives. The Funds do not currently intend to invest in commodity-linked derivatives.

Commodity-Related Pooled Investment Vehicles. Commodity-related pooled investment vehicles include ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange.

Investors do not have the rights normally associated with ownership of other types of shares when they invest in pooled investment vehicles holding commodities or commodity futures, including those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to small investors. If investors other than a Fund exercise their right to terminate, a Fund that wishes to invest in the underlying commodity through the pooled investment vehicle will have to find another investment and may not be able to find another vehicle that offers the same investment features. In the event that one or more participants holding a substantial interest in these pooled investment vehicles withdraw from participation, the liquidity of the pooled investment vehicle will likely decrease which could adversely affect the market price of the pooled investment vehicle and result in a Fund incurring a loss on its investments.

These pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.

These vehicles are subject to the risks associated with direct investments in commodities. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. Many factors can cause a decline in the prices of commodities including a change in economic conditions, such as a recession. This risk is magnified when the commodity is used in manufacturing. In addition, the prices of commodities may be adversely impacted by a change in the attitude of speculators and investors toward the applicable commodity, or a significant increase in commodity price hedging activity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality.

The commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay trust fees and expenses, including expenses associated with indemnification of certain service providers to the pooled investment vehicle. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and a Fund will incur a loss on its investment.

Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, might have

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been possible to avoid. A Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code may limit its ability to make investments in grantor trusts or limited partnerships that invest in commodities or commodity futures.

The Funds do not currently intend to invest in commodity-related pooled investment vehicles.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s net asset value (“NAV”) or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the Adviser, any Sub-Advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the “Volcker Rule”) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of a Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of Fund securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in a Fund’s liquidation.

Exchange-Traded Notes (“ETNs”) are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold like shares of stock on an exchange. However, ETNs have a different underlying structure. While ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing bank, whereby the bank agrees to pay a return based on the target index less any fees. Essentially, these notes allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Impact of Large Redemptions and Purchases of Fund Shares. Under applicable regulations, the Adviser or an affiliate of the Adviser may be required to reduce its seed investment or other ownership interest in a Fund at a time that is sooner than the Adviser or its affiliate otherwise would. In addition to such redemptions of seed investment, from time to time, shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions

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or purchases of Fund shares. These transactions may cause a Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. Additionally, a significant reduction in Fund assets would result in Fund expenses being spread over a small asset base, potentially causing an increase in the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. In addition to the above information, the Funds’ SAI includes disclosure of accounts holding more than 5% of a Fund’s voting securities.

Capital Gains. A Fund may sell securities and subsequently repurchase the same securities in an effort to manage capital gains distributions. This may occur if a Fund’s unrealized and/or realized capital gains represent a significant portion of its net assets. If this occurs, this will change the timing, amount and/or character of capital gains to be distributed and therefore the amount and timing of tax paid by Fund shareholders will change. In addition, shareholders may experience corresponding tax implications upon redemption as reinvested distributions will generally increase the cost basis of their Fund share position, potentially changing the amount of realized gain or loss. Accordingly, a redeeming shareholder’s total tax liability from distributions and redemptions for a year may be impacted by the character of the distributions and whether or not shares are redeemed in the same year. In addition, a Fund’s repurchased securities when subsequently sold may cause the Fund to realize short-term capital gains or losses rather than long-term capital gains or losses. Repurchases of substantially identical securities within 30 days before or after the securities are sold at a loss will result in the application of the wash sale rules. The Fund would incur additional transaction costs from the selling and repurchasing of securities, and the value of the securities sold may change. An increase or decrease in the value of securities sold prior to being repurchased may impact Fund performance. Additionally, unless otherwise disclosed in a Fund’s prospectus, the Funds are not managed to maximize after-tax returns or tax efficiency for taxable shareholder accounts. As a result, large redemptions could accelerate the realization of capital gains for a shareholder of those Funds. Investors should consider whether a Fund is an appropriate investment in light of their current financial position and retirement needs.

Government Intervention in Financial Markets. Events in the financial sector have resulted in reduced liquidity in credit and fixed income markets and a higher degree of volatility in the financial markets, both domestically and internationally. While entire markets were, and may continue to be, impacted, issuers that have exposure to the real estate, mortgage and credit markets were, and may continue to be, particularly affected. Future market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

Instability in the financial markets has previously led, and could lead, governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, a lack of liquidity or other adverse conditions. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. For instance, in 2016, the SEC adopted rules that regulate the Funds’ management of liquidity risk. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Further, in response to the outbreak of COVID-19, a novel coronavirus disease, the U.S. government passed the Coronavirus Aid, Relief and Economic Security Act (CARES Act) in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of any future legislation could further limit or restrict the ability of issuers to pay dividends. The ongoing effects of COVID-19 could result in continuing volatility in the market, which may negatively impact the performance of the Funds.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.

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Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

YieldCos. A “YieldCo” is a dividend growth-oriented company, created by a parent company (the “YieldCo Sponsor”), that bundles operating assets in order to generate systematic cash flows. YieldCos are not limited by asset or income composition, but they are generally tied to the energy industry, including, for example, renewable energy projects, that offer predictable cash flows. YieldCos generally serve a similar purpose as MLPs and REITs, which most energy companies cannot establish due to regulatory reasons.

The risks of investing in YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the YieldCo Sponsor. A YieldCo is usually dependent on the management of the YieldCo Sponsor and may be impacted by the development capabilities and financial health of its YieldCo Sponsor. Additionally, a YieldCo Sponsor may have interests that conflict with the interests of its YieldCo and may retain control of the YieldCo through classes of stock held by the YieldCo Sponsor.

A YieldCo’s share price is typically a multiple of its distributable cash flow. Therefore, any event that limits a YieldCo’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the YieldCo’s share price. The share price of a YieldCo can be affected by fundamentals unique to the YieldCo, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. A YieldCo may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. A YieldCo may finance its growth strategy with debt, which may increase the YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the YieldCo’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

New Financial Products. New options and futures and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. These securities may be subject to liquidity risks and certain private placements may be determined to be Illiquid Investments under the Liquidity Risk Management Program applicable to the Funds.

A Fund is subject to a risk that, should the Fund decide to sell such securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be

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adversely affected. In addition, information about the issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. As a result, prices of such securities may be difficult to value and highly volatile, which could impact the value of a Fund’s net assets. Where a security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity.

Certain investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities and such common stock or other securities may be denominated in currencies that a Fund may not ordinarily hold.

Stapled Securities. From time to time, the Funds may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectus. They include securities issued by the U.S. government, its agencies, Government-Sponsored Enterprises (“GSEs”) and instrumentalities, repurchase agreements with maturities of seven days or less, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.

Inflation/Deflation Risk. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.

Infectious Disease Risk. A worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a

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significant negative impact on the performance of a Fund’s investments, increase volatility, and exacerbate other pre-existing political, social and economic risks.

The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The impacts of COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, particular regions, or the entire global economy, individual companies and investment products, and the market in general. The full extent of such impacts cannot necessarily be foreseen. The impacts may be short term or may last for an extended period of time, and may exacerbate other pre-existing political, social and economic risks. The value of a Fund and the securities in which a Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. The impact of a pandemic may also negatively affect the liquidity of certain of a Fund’s portfolio holdings and may make it more difficult to value such holdings. Because epidemics and pandemics (such as COVID-19) impact broad segments of businesses and populations at the same time or in close succession, often in unpredictable and significant ways, they create the risk that a Fund’s operations may be interrupted, which may have a significant negative impact on investment performance. Governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

Mortgage-Related Securities

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities (“MBS”), which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of cleanup or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage-Backed Securities (“CMOs” and “REMICs”). A Fund may invest in MBS, which are securities that represent pools of mortgage loans assembled and/or securitized for sale to investors. MBS include mortgage pass-through securities and collateralized mortgage obligations (“CMOs”). MBS may be arranged by various governmental agencies, such as the Government National Mortgage Association (“Ginnie Mae”); government sponsored enterprises (“GSEs”), such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and private issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder after paying servicing and guarantee fees.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or MBS, or re-securitized or reorganized MBS. Unlike mortgage pass-through securities, CMOs may be organized in a variety of different ways

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to create customized cash flows in different tranches and may offer certain protections against prepayment risk, such as creating more definite maturities. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. CMOs may be structured as Real Estate Mortgage Investment Conduits (“REMICs”) which are federally tax-exempt entities that may be organized as trusts, partnerships, corporations or other types of associations.

CMOs are also subject to cash flow uncertainty and price volatility. Stripped mortgage securities (a type of potentially high-risk CMO) are created by separating the interest and principal payments generated by a pool of MBS or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and, thus, may be retired earlier than scheduled.

MBS are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities may not be an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments increase, sometimes rapidly. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the MBS at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of MBS extends, resulting in increased volatility. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal payments to MBS holders.

MBS issued by the U.S. government and its agencies and instrumentalities may be backed by the full faith and credit of the U.S. government or may be guaranteed as to principal and interest payments. There are a number of important differences among the agencies, GSEs and instrumentalities of the U.S. government that issue MBS and among the securities that they issue.

Ginnie Mae Securities. MBS issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates and CMOs which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Fannie Mae and Freddie Mac Securities. MBS issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Mae is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. MBS issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates and CMOs. Like Fannie Mae, Freddie Mac is a government-sponsored enterprise, which is chartered by Congress but owned by private shareholders. Freddie Mac Certificates are not guaranteed by the U.S. government and do not constitute a debt or obligation of the U.S. government. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac began issuing uniform mortgage-backed securities (“UMBS”). UMBS are eligible for delivery into the TBA market. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A Fund’s ability to invest in UMBS to the same degree that the Fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

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While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the MBS and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a Fund, to adapt to the issuance of UMBS. A Fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments. The initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, however the long-term effects are still uncertain.

For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.

CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC

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Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates, which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are notes issued directly by a GSE, such as Fannie Mae and Freddie Mac, and GSE credit-linked notes are notes issued by a SPV sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans. There are important differences between the structure of GSE credit risk transfer securities and GSE credit-linked notes.

GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.

GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section. Additionally, amendments to applicable rolls include certain mandatory margin requirements for the TBA market, which may require the Funds to pay collateral in connection with their TBA transactions. The required margin could increase the cost of the Funds and add additional complexity for Funds engaging in these transactions.

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Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells MBS, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Economically offsetting TBA positions with the same agency, coupon and maturity date are generally permitted to be netted if the short position settles on the same date or before the long position. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be MBS.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

In addition to the risks applicable to mortgage-related securities in general, SMBS are subject to the following additional risks:

Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest-Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

Principal-Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

Yield Characteristics. Although SMBS may yield more than other MBS, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

Privately Issued Mortgage-Related Securities. Non-government issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Mortgage pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance of guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof may be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or

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government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities may include second mortgages, high loan-to-value ratio mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with low credit ratings or other factors that increase the risk of default. For these reasons, the loans underlying these securities historically have had higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, at times, have also performed poorly. Even loans classified as prime may experience higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. Such third parties may have obligations to investors of mortgage-related securities under trust or other documents. For example, loan servicers may be liable to the holder of the mortgage-related securities for negligence or willful misconduct in carrying out their servicing duties. Similarly, loan originators/servicers may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security, which if untrue, may trigger an obligation of the originator/service or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Although trust and other documents may include protective provisions, investors in certain mortgage-related securities have had limited success in enforcing terms or such agreements against such third parties. In addition, such third parties may have had interests that are in conflict with those holders of the mortgage-related securities.

For example, to the extent third party entities are involved in litigation relating to the securities, actions may be taken by such third parties that are adverse to the interest of the holders of the mortgage-related securities, including the Funds, such as withholding proceeds due to holders of the mortgage-related securities, to cover legal or related costs. Any such action could result in losses to the Funds.

In addition, certain mortgage-related securities, which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages), are not considered as government securities for purposes of a Fund’s investment strategies or policies and may be subject to the same risks as privately-issued mortgage-related securities. There is no government or government-sponsored guarantee for such privately issued investments.

Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any

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single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London InterBank Offered Rate (“LIBOR”) (though this rate may be discontinued in the future), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.

In general, changes in both prepayment rates and interest rates will change the yield on MBS. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such

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securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Liquidity. The liquidity of certain MBS varies by type of security; at certain times, a Fund may encounter difficulty in disposing of such investments. In the past, in stressed markets, certain types of MBS suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Market Value. The market value of the Fund’s adjustable rate MBS may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate MBS or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates. When the market value of the properties underlying the MBS suffer broad declines on a regional or national level, the values of the corresponding MBS or MBS as a whole, may be adversely affected as well.

Prepayments. Adjustable rate MBS have less potential for capital appreciation than fixed rate MBS because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate MBS may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the MBS in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

Recent Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase 1,000 shares of senior preferred stock with an initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a GSE in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.

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The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and MBS, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any MBS guaranteed by Freddie Mac and Fannie Mae, including any such MBS held by a Fund.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund’s investments to lose value.

Risk Factors Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE Credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.

The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. For example, in the event of a default on the obligations to noteholders, noteholders such as the Funds have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.

In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.

Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders

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will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.

An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), with respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds, may need to register as a CPO, which could cause such a Fund to incur increased costs.

Municipal Securities

Municipal securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which municipal securities may be issued include:

1.	refunding outstanding obligations;

2.	obtaining funds for general operating expenses; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

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Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be municipal securities. However, the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of municipal securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and other tax-exempt investments, including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications. Also, the yields on municipal securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities. However, ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

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Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period, which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

Premium Securities. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

Risk Factors in Municipal Securities. The following is a summary of certain risks associated with municipal securities.

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

Information Risk. Information about the financial condition of issuers of municipal securities may be less available than that of corporations having a class of securities registered under the SEC.

State and Federal Laws. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on municipal securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing municipal securities are perfected. These amendments may have an adverse impact on existing municipal securities (particularly issues of municipal securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

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COVID-19. The current COVID-19 pandemic has significantly stressed the financial resources of many municipalities, which may impair their ability to meet their financial obligations and harm the value of the Fund’s investments. Additionally, the impact of the COVID-19 pandemic on U.S. state finances has also led some to suggest that U.S. states should be permitted to file for bankruptcy, which could have an adverse effect on the value of the Fund’s investments.

Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.

New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on: (i) the availability of municipal securities for investment by the Funds; and (ii) the value of the investment portfolios of the Funds.

Limitations on the Use of Municipal Securities. Certain Funds may invest in municipal securities if the Adviser determines that such municipal securities offer attractive yields. The Funds may invest in municipal securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal securities will, to the same extent as interest on such municipal securities, be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in municipal securities by purchasing from banks participation interests in all or part of specific holdings of municipal securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Options and Futures Transactions

A Fund may purchase and sell (a) exchange-traded and OTC put and call options on securities, on indexes of securities and other types of instruments, and on futures on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures and (b) futures on securities and other types of instruments and on indexes of securities and other types of instruments. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Subject to its investment objective and policies, a Fund may use futures and options for hedging and risk management purposes and to seek to enhance portfolio performance.

Options and futures may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly

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correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

Certain Funds have filed a notice under the Commodity Exchange Act under Regulation 4.5 and are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Certain other Funds may rely on no action relief issued by the CFTC. For Funds that cannot rely on an exclusion from the definition of commodity pool operator, or no action relief from the CFTC, the Adviser is subject to regulation as a commodity pool operator.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options on Securities. When a Fund writes a put option on a security, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the security underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

If the price of the underlying securities rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying security directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option’s underlying security in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

When a Fund writes an exchange-traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

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Certain Funds will usually sell covered call options or cash-secured put options on securities. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. Alternatively, a Fund will segregate or earmark liquid assets (i) in an amount equal to the Fund’s obligation under the contract with respect to call options or (ii) an amount greater of the market value of the instrument underlying the option or the strike price of the contract with respect to call options. A call option is also covered if a Fund (i) acquires a call option on the same security with a strike price equal to or lower than the strike price of the written call or (ii) acquires a call option on the same security with a strike price higher than the strike price of the written call and segregates liquid assets in an amount equal to the difference between the strike price of the two options. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

A put option is cash-secured if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equity to the exercise price. Alternatively, a put option is covered if a Fund (i) acquires a put option on the same security with a strike price equal to or higher than the strike price of written put or (ii) acquires a put option on the same security with a strike price lower than the strike price of the written put and segregates liquid assets in the amount equal to the difference between the strike price of the two options. When the Fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

Options on Indexes. Certain Funds may purchase and sell options on securities indexes and other types of indexes. Options on indexes are similar to options on securities, except that the exercise of index options may be settled by cash payments (or in some instances by futures) and does not involve the actual purchase or sale of securities or the instruments in the index. In addition, these options are designed to reflect price fluctuations in a group of securities or instruments or segment of the securities’ or instruments’ market rather than price fluctuations in a single security or instrument. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Unlike call options on securities, index options are cash settled, or settled with futures in some instances, rather than settled by delivery of the underlying index securities or instruments.

Certain Funds purchase and sell credit options which are options on indexes of derivative instruments such as credit default swap indexes. Like other index options, credit options can be cash settled or settled with futures in some instances. In addition, credit options can also be settled in some instances by delivery of the underlying index instrument. Credit options may be used for a variety of purposes including hedging, risk management such as positioning a portfolio for anticipated volatility or increasing income or gain to a Fund. There is no guarantee that the strategy of using options on indexes or credit options in particular will be successful.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness

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standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Accordingly, these OTC options are subject to heightened credit risk, as well as liquidity and valuation risk depending upon the type of OTC options in which the Fund invests.

Futures. When a Fund purchases futures, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of index futures, to make a cash payment based on the value of a securities index. When a Fund sells futures, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of index futures, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

When a Fund purchases futures, the value of the futures tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells futures, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of futures is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells futures, it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis.

The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

The Funds only invest in futures on securities to the extent they could invest in the underlying securities directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.

Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures to a Fund’s cash balance. The notional values of the futures and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Options on Futures. Futures obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities or other index. Currently, futures are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike futures, which require the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities or other index on an agreed date, an option on futures entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the

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premium thereon. The purchaser of an option on futures pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of futures.

The seller of an option on futures receives the premium paid by the purchaser and may be required to pay initial margin.

Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling futures. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures, it is likely that the standardized options and futures available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in futures and options contracts based on securities or instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures. There is no assurance that a liquid market will exist for any particular option or future at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

Foreign Investment Risk. Certain Funds may buy and sell options on interest rate futures, including global interest rate futures in which the reference interest rate is tied to currencies other than the U.S. dollar. Such investments are subject to additional risks, including the risks associated with foreign investment and currency risk. See “Foreign Investments (including Foreign Currencies)” in this SAI Part II.

Position Limits. Futures exchanges can limit the number of futures and options on futures that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Real Estate Investment Trusts (“REITs”)

Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

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Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Recent Events Relating to the Overall Economy

The U.S. government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken certain actions to address the 2008-2009 financial crisis and the recent disruption to economies and markets due to the COVID-19 pandemic. These actions included, in part, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework.

Additionally, COVID-19 has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Derivatives

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the

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guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

A Fund’s derivatives and other similar instruments (collectively referred to hereinafter in this section as “derivatives”) have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the applicable Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the applicable Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (OTC) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to a Fund.

Certain of the derivatives in which a Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the Fund’s gains and losses and the risk of owning such instruments. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivatives would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The use of derivatives may also subject a Fund to liquidity risk which generally refers to risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other

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investments in order to obtain cash to close out derivatives or meet the liquidity demands noted above. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations.

Repurchase Agreements

Repurchase agreements may be entered into with brokers, dealers or banks or other entities that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers or other entities believed by the Adviser to be creditworthy. The Adviser may consider the collateral received and any applicable guarantees in making its determination. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Adviser may consider the collateral received and any applicable guarantees in making its determination. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities.

Securities Lending

In order to generate additional income, certain Funds may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the

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market value plus accrued interest on the securities lent. The Funds may loan securities to borrowers in exchange for cash collateral which the Funds may reinvest. During the term of the loan, the Funds are entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Funds are required to return the cash collateral to the borrower plus an agreed upon amount.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or of a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use, and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling

In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. In addition, if the security sold short was first obtained by borrowing it from a lender, such as a broker or other institution, the lender may request, or market conditions may dictate, that the security sold short be returned to the lender on short notice, and the Fund may have to buy the security sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund will be reduced or eliminated, or the short sale may result in a loss.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund. For example, in September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, a Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund (especially if a Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.

Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a

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Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Certain of a Fund’s service providers may agree to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectus. The expense limitation does not include certain expenses including, to the extent indicated in the Fund’s prospectus, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, the Fund will recognize all economic elements of interest costs, including premium and discount adjustments.

Short-Term Funding Agreements

Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments.

Special Purpose Acquisition Companies

A Fund may invest in stocks, warrants, rights, debt and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units.” Units include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which each security typically is freely tradeable. An alternative to private companies making an IPO can be combining with a SPAC, which permits the private company to go public by taking the SPAC’s place on an exchange. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. In addition, a Fund may elect not to participate in a proposed SPAC transaction or may be required to divest its interests in the SPAC due to regulatory or other considerations. As a result, it is possible that an investment in a SPAC may lose value.

If an acquisition or merger that meets the requirements of the SPAC is not completed within a pre-established period of time (typically, two years), the funds invested in the SPAC (less any permitted expenses and any losses experienced by the SPAC) are returned to its shareholders. Any warrants or other rights with respect to a SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC.

Because SPACs and similar entities are blank check companies and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Some SPACs pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices and the risks associated with these investments. In addition, the securities issued by a SPAC may be classified as illiquid and/or be subject to restrictions on resale, which may be for an extended time, and may only be traded in the over-the-counter market. If there is no market for the shares of the SPAC or only a thinly traded market for shares or interests in the SPAC develops, a Fund may not be able to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s value. If not subject to a restriction on resale, a Fund may sell its investments in a SPAC at any time, including before, at or after the time of an acquisition or merger.

An investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. Generally, SPACs provide the opportunity

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for common shareholders to have some or all of their shares of common stock redeemed by the SPAC at or around the time of a proposed acquisition or merger. An investment in a SPAC is subject to the risks that any proposed acquisition or merger may not obtain the requisite approval of SPAC shareholders or that an acquisition or merger may prove unsuccessful and lose value. An investment in a SPAC is also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. The values of investments in SPACs may be highly volatile and may depreciate over time.

In addition, investments in SPACs may be subject to the risks of investing in an IPO. These risks include risks associated with companies that have little or no operating history as public companies, unseasoned trading and small number of shares available for trading and limited information about the issuer. Additionally, investments in SPACs may be subject to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. Although some IPOs may produce high, double-digit returns, such returns are highly unusual and may not be sustainable.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured notes and indexed securities may be positively or negatively indexed so that appreciation of the unrelated indicator may produce an increase or decrease in the interest rate, or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Credit Linked Notes. Certain Funds may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred

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with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

Certain Funds may enter into CLNs structured as “First-to-Default” CLNs. In a First-to-Default CLN, the CLN trust enters into a credit default swap on a portfolio of a specified number of individual securities pursuant to which the CLN trust sells protection to a counterparty. The CLN trust uses the proceeds of issuing investments in the CLN trust to purchase securities, which are selected by the counterparty and the total return of which is paid to the counterparty. Upon the occurrence of a default or credit event involving any one of the individual securities, the credit default swaps terminate and the Fund’s investment in the CLN trust is redeemed for an amount equal to “par” minus the amount paid to the counterparty under the credit default swap.

Certain Funds may also enter into CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

A Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Participation Notes and Participatory Notes. Certain Funds may invest in instruments that have similar economic characteristics to equity securities, such as participation notes (also known as participatory notes (“P-notes”)) or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk (and this risk may be amplified if the Fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Swaps and Related Swap Products

Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (“ABX”), commercial mortgage-backed securities (“CMBS”) and indexes of CMBS (“CMBX”), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

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Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. They may be bilaterally negotiated between the two parties (referred to as OTC swaps) or traded over an exchange. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semiannual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis,” and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. The Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor or collar unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

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The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees, which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

Under the Dodd-Frank Act, certain swaps that were historically traded OTC must now be traded on an exchange or facility regulated by the CFTC and/or centrally cleared (central clearing interposes a central clearinghouse to each participant’s swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity and transparency, but they do not make swap transactions risk-free. Moving trading to an exchange-type system may increase market transparency and liquidity but may require Funds to incur increased expenses to access the same types of cleared and uncleared swaps. Moreover, depending on the size of a Fund and other factors, the margin required under the clearinghouse rules and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. But applicable regulators have also adopted rules imposing margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps as well. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Swaps data reporting may result in greater market transparency, but may subject a Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Implementing these new exchange trading, central clearing, margin and data reporting regulations may increase Fund’s cost of hedging risk and, as a result, may affect returns to Fund investors.

Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and credit default swap indices (“CDX”), which are contracts on baskets or indexes of securities.

Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

For purposes of investment policies and restrictions, the Funds may value a CDS at full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the

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Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

Contracts for Difference. A contract for difference (“CFD”) is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a Fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

A Fund’s investments in CFDs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, liquidity risk, counterparty risk and margin risk.

Synthetic Variable Rate Instruments

Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. The Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S.

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Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

Certain Funds may purchase trust preferred securities, also known as “trust preferreds,” which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to five years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Obligations

U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS. U.S. government obligations are subject to market risk, interest rate risk and credit risk.

The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

Other obligations include those issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to

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increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

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ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Investments in the Asia Pacific Region

The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile, and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result, companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.

Investments in the European Market

Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Investments in the Commonwealth of Puerto Rico

The Commonwealth of Puerto Rico and certain of its instrumentalities are currently experiencing financial difficulties, including persistent government budget deficits, significant debt service obligations, underfunded government retirement systems, a high unemployment rate and tax erosion from significant out-migration. Since 2017, the Commonwealth of Puerto Rico has received bankruptcy-like protections from debt and unfunded pension obligations. In addition, Puerto Rico is prone to severe weather events and natural disasters. Hurricane Maria and other severe weather events or natural disasters that may occur in the future could have a significant and long-lasting adverse impact on Puerto Rico’s economy.

The COVID-19 pandemic and the related governmental and public responses have had, and may continue to have, an adverse effect on Puerto Rico’s economy.

A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties and has entered bankruptcy-like proceedings allowing it to halt debt payments pending the restructuring of its debt. A default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s

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investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.

Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. In June 2016, the U.S. Supreme Court ruled that Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt was unconstitutional. In the same month, the U.S. Congress passed the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-like protections from, at the time of the filing, approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition to the debt restructuring petition filed on behalf of Puerto Rico, in May 2017, the Oversight Board separately filed debt restructuring petitions for certain Puerto Rico instrumentalities, including the Puerto Rico Highways and Transportation Authority (“HTA”), Puerto Rico Sales Tax Financing Corporation (“COFINA”), Puerto Rico Electric and Power Authority (“PREPA”) and Employee Retirement System. In February 2019, a federal judge approved a Plan of Adjustment reducing COFINA debt from $18 billion to $6 billion. More recently, on January 18, 2022, a federal judge approved a Plan of Adjustment under which the largest portion of Puerto Rico’s debt would be reduced from $33 billion to $7.4 billion. Later that year, on October 13, 2022, a federal judge approved a Plan of Adjustment to reduce the HTA debt from $6 billion to $1.6 billion. There continue to be ongoing efforts to restructure the debt of certain Puerto Rico instrumentalities, including $9 billion of PREPA debt. There can be no assurances that these debt restructuring efforts will be effective or that Puerto Rico will be able to service debt payments following the completion of the debt restructuring. In addition, any restructurings approved by a federal court could be appealed and overturned. The mediation process and certain litigation is ongoing with respect to certain municipal securities issued by Puerto Rico and its political subdivisions, instrumentalities and authorities. It is not presently possible to predict the results of this mediation and litigation, but such outcomes will have a significant impact on bondholders of those municipal securities. Further legislation by the U.S. Congress, or actions by the oversight board established by PROMESA, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance.

Investments in the Greater China Region

Investing in Mainland China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in Mainland China; (f) substantially less liquidity, particularly of certain share classes of Mainland Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Mainland Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China Region companies, particularly those located in Mainland China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in Mainland China; (n) the fact that statistical information regarding the economy of Mainland China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Mainland Chinese government to support the Mainland Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain

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and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in Mainland China, resulting in inefficiencies and dislocations; (t) the risk of embargoes, sanctions, investment restrictions and other trade limitations, including that certain securities are, or may in the future, become restricted, and a Fund may be forced to sell such restricted security and incur a loss as a result; and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of Mainland China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from Mainland China, or an economic downturn in Mainland China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Mainland Chinese government renounced various debt obligations incurred by Mainland China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Mainland Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The political reunification of Mainland China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Mainland China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to Mainland China. However, if Mainland China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to Mainland China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (“SAR”). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in Mainland China, Hong Kong, and Taiwan merit special consideration.

People’s Republic of China. The government of the PRC is dominated by the one-party rule of the Chinese Communist Party.

Mainland China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Mainland Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in Mainland China are still owned by the Mainland Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over Mainland China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

Following years of steady growth, the pace of growth of Mainland China’s economy has relatively slowed, partly as a result of the government’s attempts to shift the economy away from export manufacturing and towards domestic consumption and to prevent the overheating of certain sectors. The slow down subjects Mainland China’s economy to significant risks, including economic, social, and political risks. Additionally, Mainland China’s economy remains heavily dependent on exports. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies. Over the long term, Mainland China’s major challenges include dealing with its aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap.

As with all transition economies, Mainland China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Mainland Chinese legal system, in particular, constitutes a significant risk factor for investors. The Mainland Chinese legal system is based on statutes. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in Mainland China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.

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Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Mainland Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. Mainland China has committed by treaty to preserve Hong Kong’s autonomy until 2047. However, as of July 2020, the Chinese Standing Committee of the National People’s Congress enacted the law of the PRC on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under U.S. law, and there is uncertainty as to how the economy of Hong Kong will be affected. If Mainland China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Taiwan. For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, Mainland China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. However, investing in Taiwan involves the possibility of the imposition of exchange controls, such as restrictions on the repatriation of Fund investments or on the conversion of local currency into foreign currencies. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in Mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region.

Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.

On December 24, 2021, the China Securities Regulatory Commission (“CSRC”) published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. The Draft Rules propose that companies that are already listed using an existing VIE structure will be grandfathered. Although the Draft Rules effectively signal the CSRC’s acknowledgment of the VIE structure, they are not an endorsement. Further, there is no guarantee that the Draft Rules will ultimately be enacted in their current form and the final version of the Draft Rules may set out more stringent requirements that interfere with the operation of VIE structures by listed Chinese companies. Finally, it is unclear how the Draft Rules, and other laws and regulations promulgated by the CSRC and other government authorities from time to time, might impact Chinese companies that are currently using VIE structures, including how companies operating in “prohibited industries” will be affected, as well as investor appetite for such companies. Despite the Draft Rules and the CSRC’s publications that they do not object to the use of VIE structures

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for Mainland Chinese companies to raise capital from non-Chinese investors, there is no guarantee that the Mainland Chinese government or a Mainland Chinese regulator will not otherwise interfere with the operation of VIE structures.

Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.

In addition, Mainland Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.

Securities are listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. A Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of Mainland China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, certain Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by Mainland China enterprises, but are listed in Hong Kong), and companies that meet one of the following categories: the company is organized under the laws of, or has a principal office in, China (including Hong Kong and Macau) or Taiwan; the principal securities market for the issuer is Mainland China or Taiwan; the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in Mainland China or Taiwan; or at least 50% of the issuer’s assets are located in Mainland China or Taiwan.

Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect. The Funds may invest in certain China A-Shares through the Shanghai-Hong Kong Stock Connect Program or the Shenzhen-Hong Kong Stock Connect Program (the “Programs”). The Programs are securities trading and clearing linked programs developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with an objective to achieve mutual stock market access between Mainland China and Hong Kong. The Programs will allow foreign investors to trade certain SSE and SZSE listed China A-Shares through Hong Kong based brokers.

Trading through the Programs are subject to various risks described below, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk.

Securities purchased under each Program generally may not be sold, purchased or otherwise transferred other than through that Program in accordance with applicable rules. While each Program is not subject to individual investment quotas, daily investment quotas apply to all Program participants, which may restrict or preclude the Fund’s ability to purchase particular securities at a particular time. In addition, securities purchased through the Programs are subject to Mainland Chinese securities regulations that restrict the levels of foreign ownership in local securities which could require a Fund to sell securities if ownership of the securities exceeds applicable quotas. Furthermore, additional restrictions may preclude a Fund from being eligible to invest in certain securities traded through a Program. Because all trades in the Programs must be settled in Renminbi (“RMB”), the Mainland Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Trades through each Program are subject to certain requirements prior to trading which may limit the number of brokers that a Fund may use. This may affect the quality of execution received by a Fund. In addition, applicable laws may, under certain circumstances, require an investor to return profits obtained from the purchase and sale of shares.

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The HKSCC provides clearing, settlement, nominee functions and other related services of the trades executed by Hong Kong market participants through an arrangement with ChinaClear. The PRC regulations, which include certain restrictions on selling and buying, will apply to all market participants. In the case of a sale, brokers must have access to certain information about the transaction prior to execution. Because of the various requirements and restrictions applicable to the Programs, a Fund may not be able to purchase and/or dispose of holdings of China A-Shares in a timely manner.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

The Shanghai-Hong Kong Stock Connect Program began operation in November 2014, and the Shenzhen-Hong Kong Stock Connect Program began operation in December 2016. The relevant regulations relating to the Programs are untested and subject to change. There is no certainty as to how they will be applied which could adversely affect a Fund. The Programs require use of new information technology systems which may be subject to operational risk due to its cross-border nature. If the relevant systems fail to function properly, trading in the Shanghai and Shenzhen markets through the Programs could be disrupted.

As in other emerging and less developed markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities in Mainland China. Consequently the applicable courts may consider that any nominee or custodian as registered holder of securities would have full ownership thereof and that a beneficial owner may have no rights whatsoever in respect thereof and may be limited in its ability to pursue claims against the issuer of a security. Additionally, the securities that a Fund may invest in through the Programs may present illiquidity and price volatility concerns and difficulty in determining market valuations of securities due to limited public information on issuers. Such securities may also be subject to limited regulatory oversight and an increased risk of being delisted or suspended. Suspensions or delistings may become widespread, and the length of suspension may be significant and difficult to predict.

The Programs utilize an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s, subcustodian’s or clearing broker’s name on the HKSCC system and in HKSCC’s name on the ChinaClear system. This may limit a Fund’s Adviser’s or Sub-Adviser’s ability to effectively manage a Fund, and may expose a Fund to the credit risk of its custodian or subcustodian or to greater risk of expropriation.

Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC may provide investors with the opportunity to provide voting instructions, investors may not have sufficient time or the opportunity to consider proposals or provide instructions.

The Hong Kong Investor Compensation Fund covers losses in relation to defaults occurring on or after January 1, 2020 by securities brokers in Hong Kong on securities traded on a stock market operated by the SSE or the SZSE and in respect of which an order for sale or purchase is routed through the Programs. Otherwise, defaults with respect to investments in the Programs may not be covered by the China Securities Investor Protection Fund and, without the protection of such programs, will be subject to the risk of default by a broker in Mainland China. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants will be limited to assisting clearing participants with claims. While it is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear, there can be no assurances that it will do so, or that it will be successful in doing so. In this event, the Fund may not fully recover its losses and the process could be delayed.

The Programs will only operate on days when both the PRC and Hong Kong markets are open for trading and when banks in each applicable market are open on the corresponding settlement days, and the Funds will only trade through each Program on days that they are open. There may be occasions when it is a normal trading day for the PRC market, but the Fund cannot carry out any China A-Shares trading. A Fund may be subject to risks of price fluctuations in China A-Shares during the time when each Program is not trading as a result. Additionally, different fees and costs are imposed on foreign investors acquiring China A-Shares acquired through the Programs, and these fees and costs may be higher than comparable fees and costs imposed on owners of other securities providing similar investment exposure. There is uncertainty of whether and how certain gains on PRC securities will be taxed, the possibility of the rules being changed and the possibility of taxes being applied retrospectively. Consequently, investors may be advantaged or disadvantaged depending upon the final outcome of how such gains will be taxed and when they subscribed and/or redeemed their shares.

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Because the Programs are relatively new, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors is unknown. The Programs are subject to regulations promulgated by regulatory authorities for the applicable exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the exchanges will continue to support the Programs in the future.

China Interbank Bond Market. The China Interbank Bond Market (“CIBM”) is an OTC market established in 1997, and accounts for approximately 90% of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repos, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments. CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. CIBM provides for two trading models: (i) bilateral negotiation and (ii) “click-and-deal.” The China Foreign Exchange Trading System (“CFETS”) is the unified trading platform for CIBM, on which all products are traded through independent bilateral negotiation on a transaction by transaction basis. A market-making mechanism has also been introduced to improve market liquidity and enhance efficiency with respect to trading on CIBM.

Once a transaction is agreed, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed delivery date. China Central Depository & Clearing Co., Ltd (“CCDC”) will deliver bonds according to the instructions sent by the parties. Clearing banks will handle the transfer of funds and settlement of the payments of the bonds on behalf of the parties.

Certain Funds may invest in certain Chinese fixed income products traded on the CIBM through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Bond Connect program is a new initiative launched in July 2017 established by CFETS, CCDC, Shanghai Clearing House (“SHCH”), and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.

Under the prevailing PRC regulations, eligible foreign investors are allowed to invest in the bonds available on the CIBM through the northbound trading of Bond Connect (“Northbound Trading Link”). There is no investment quota for the Northbound Trading Link. Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.

Cash deposited in the cash account of a Fund with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, the Fund will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China interbank bond market may result in prices of certain debt securities traded on such market fluctuating significantly. A Fund is therefore subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

A Fund is also exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value.

The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investors to submit their trade requests for bonds circulated in the CIBM through Bond Connect. HKEx and CFETS will work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS.

Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for

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quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send its responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.

On the other hand, the settlement and custody of bond securities traded in the CIBM under Bond Connect are conducted through the settlement and custody link between the CMU, as an offshore custody agent, and the CCDC and the SHCH, as onshore custodian and clearing institutions in Mainland China. Under this settlement and custody link, CCDC or the SHCH will effect gross settlement of confirmed trades onshore, and the CMU will process bond settlement instructions from the CMU members on behalf of eligible foreign investors in accordance with its relevant rules.

Pursuant to the prevailing regulations in Mainland China, the CMU, being the offshore custody agent recognized by the HKMA, opens omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CCDC and Interbank Clearing Company Limited). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.

A Fund’s investments in bonds through Bond Connect will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns. Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, a Fund’s ability to invest in the CIBM through Bond Connect will be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CFETS, the CMU, the CCDC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect.

Hedging activities under Bond Connect are subject to the Applicable Bond Connect Regulations and any prevailing market practice. There is no guarantee that a Fund will be able to carry out hedging transactions at terms which are satisfactory to the investment manager of the Fund and to the best interest of the Fund. A Fund may also be required to unwind its hedge in unfavorable market conditions.

Potential lack of liquidity due to low trading volume of certain fixed income securities in the CIBM may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. In addition, the fixed income securities traded in the CIBM may be difficult or impossible to sell, and this would affect a Fund’s ability to acquire or dispose of such securities at their intrinsic value.

Although delivery-versus-payment (“DVP”) settlement (e.g., simultaneous delivery of security and payment) is the dominant settlement method adopted by CCDC and SHCH for all bond transactions in the CIBM, there is no assurance that settlement risks can be eliminated. In addition, DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SHCH (as applicable), a Fund may sustain losses.

It is contemplated that the mainland Chinese authorities will reserve the right to suspend Northbound trading of Bond Connect, if necessary for ensuring an orderly and fair market and that risks are managed prudently. The relevant PRC government authority may also impose “circuit breakers” and other measures to halt or suspend Northbound trading. Where a suspension in the Northbound trading through Bond Connect is effected, a Fund’s ability to access the CIBM bond market will be adversely affected.

Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A Fund’s ability to trade

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through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.

For a Fund’s investment under Bond Connect, although there is no quota restriction under the Applicable Bond Connect Regulations, relevant information about the Fund’s investments needs to be filed with PBOC, and an updating filing may be required if there is any significant change to the filed information. It cannot be predicted whether PBOC will make any comments on or require any changes with respect to such information for the purpose of filing. If so required, a Fund will need to follow PBOC instructions and make the relevant changes accordingly, which may not be in the best interests of the Fund and the Fund’s investors from a commercial perspective.

The CMU is the “nominee holder” of the bonds acquired by a Fund through Bond Connect. Although the Applicable Bond Connect Regulations expressly provide that investors enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, how a beneficial owner (such as a Fund) of the relevant bonds exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law, those securities may form part of the pool of assets of such nominee holder, which may be available for distribution to creditors upon liquidation of such nominee holder, and accordingly, a beneficial owner may have no rights whatsoever in respect thereof.

Northbound trading through Bond Connect is able to be undertaken on days upon which the CIBM is open to trade, regardless of whether they are a public holiday in the domicile of a Fund. Accordingly, it is possible that bonds traded through Bond Connect may be subject to fluctuation at times when a Fund is unable to buy or sell bonds, as its globally-based intermediaries are not available to assist with trades. Accordingly, this may cause a Fund to be unable to realize gains, avoid losses or benefit from an opportunity to invest in mainland CIBM bonds at an attractive price.

CIBM bonds under Northbound Trading of Bond Connect will be traded and settled in RMB. If a Fund issues classes denominated in a currency other than RMB, the Fund will be exposed to currency risk if the Fund invests in a RMB product due to the need for the conversion of the currency into RMB. A Fund will also incur currency conversion costs. Even if the price of the RMB asset remains the same when a Fund purchases and redeems, the Fund will still incur a loss when it converts the redemption proceeds into local currency if RMB has depreciated. Also, as a Fund may either settle CIBM bonds using offshore RMB (“CNH”) or by converting offshore currency into onshore RMB (“CNY”), any divergence between CNH and CNY may adversely impact investors.

People’s Republic of China Tax Considerations

Corporate Income Tax

If a Fund is considered a tax resident enterprise of the PRC, it will be subject to PRC corporate income tax (“CIT”) at 25% on its worldwide taxable income. If a Fund is considered a non-tax resident enterprise with a permanent establishment or place or establishment of business (“PE”) in the PRC, the profits attributable to that PE would be subject to CIT at 25%. Under the PRC CIT Law effective from January 1, 2008 and its implementation rules, a non-PRC tax resident enterprise without a PE in the PRC will generally be subject to withholding income tax (“WIT”) of 10% on its PRC sourced income, including but not limited to passive income (e.g. dividends, interest, gains arising from transfer of assets, etc.).

Each Fund is intended to be managed and operated in such a manner that the Fund should not be treated as a tax resident enterprise of the PRC or a non-PRC tax resident enterprise with a PE in the PRC for CIT purposes, although due to uncertainty in tax laws and practices in the PRC, this result cannot be guaranteed.

Interest

Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC CIT exemption and 50% PC CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), non-PRC tax resident enterprises are subject to PRC WIT on the payment of interests on debt instruments issued by PRC tax resident enterprises, including bonds issued by enterprises established within the PRC. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities. Interest derived from government bonds issued by the in-charge Finance Bureau of the State Council and/or local government bonds approved by the State Council is exempt from PRC CIT under the PRC CIT Law.

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On November 22, 2021, the Ministry of Finance and State Administration of Taxation jointly issued Circular [2021] No. 34 (“Circular 34”) to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC WIT and value-added tax (“VAT”) with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. As this exemption is only temporary according to Circular 34, it remains unclear whether such an exemption will also apply after December 31, 2025 or what the PRC tax treatment will be after this date. It still remains to be confirmed as to the PRC WIT and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, being the date on which the WIT and VAT exemption for foreign institutional investors with respect to bond interest income derived from PRC bonds was first introduced.

Dividend

Under the current PRC CIT Law and its implementation rules, non-PRC tax resident enterprises are subject to PRC WIT on cash dividends and bonus distributions from PRC tax resident enterprises. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities.

Capital Gain

Based on the CIT Law and its implementation rules, “income from the transfer of property” sourced from the PRC by non-PRC tax resident enterprises should be subject to 10% PRC WIT unless exempt or reduced under an applicable tax treaty and agreement by the PRC tax authorities. The Ministry of Finance (“MoF”), State Administration of Taxation (“SAT”) and the CSRC issued joint circulars to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares is temporarily exempt from PRC WIT. The MoF, the SAT and the CSRC issued joint circulars Caishui [2014] No. 81 and Caishui [2016] No. 127 to clarify the taxation of the Programs, in which capital gain realized from the transfer of A-Shares via the Programs is temporarily exempt from PRC WIT.

Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non-PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.

VAT and Other Surcharges

According to the Circular Caishui [2016] 36 (“Circular 36”), VAT at 6% shall be levied on the difference between the selling and buying prices of those marketable securities.

The gains derived from trading of marketable securities (including A-Shares and other PRC listed securities) are exempted from VAT in the PRC under Circular 36 and Caishui [2016] No. 70. In addition, deposit interest income and interest received from government bonds and local government bonds are also exempt from VAT.

According to Circular 34, the foreign institutional investors are temporarily exempt from VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2021 to December 31, 2025. However, there is no guarantee that such temporary tax exemption will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to the PRC bond market will not be promulgated in the future. Dividend income or profit distributions on equity investment derived from PRC are not included in the taxable scope of VAT.

In addition, urban maintenance and construction tax (currently at the rate ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) are imposed based on the VAT liabilities.

Stamp Duty

Stamp duty under the PRC laws generally applies to the execution and receipt of all taxable documents listed in the PRC’s Provisional Rules on Stamp Duty. Stamp duty is generally imposed on the sale of PRC-listed shares at a rate of 0.1% of the sales consideration. The relevant Fund will be subject to this tax on each disposal of PRC listed shares. No stamp duty is expected to be imposed on non-PRC tax resident holders of government and corporate bonds, either upon issuance or upon a subsequent transfer of such bonds. Non-PRC tax resident shareholders will not be subject to PRC tax on distributions received from the relevant Fund, or on gains derived from the disposal of shares.

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There can be no guarantee that no new tax laws, regulations and practice in the PRC specifically relating to the Programs or CIBM regime (as the case may be) may be promulgated in the future and may be applied retrospectively. The promulgation of such new laws, regulations and practice may operate to the advantage or disadvantage of the Shareholders due to the relevant Fund’s investments in the PRC market.

Investors should inform themselves of, and where appropriate consult their professional advisors on, the possible tax consequences of subscribing for, buying, holding, converting, redeeming or otherwise disposing of Shares under the laws of their country of citizenship, residence, or domicile or incorporation.

Investments in India

Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable U.S. domestic issuers, but may offer the potential for higher returns over the long term. Indian securities will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities, and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

The value of investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on investments by persons resident outside of India under the Foreign Portfolio Investment regime.

India’s guidelines under which foreign investors may invest in Indian securities are evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement investment objectives or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent that a Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.

India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.

A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States, and at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above,

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including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect the Fund’s investments.

A Fund may use P-notes. Indian-based brokerages may buy Indian-based securities and then issue P-notes to foreign investors. Any dividends or capital gains collected from the underlying securities may be remitted to the foreign investors. However, unlike ADRs, notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.

Investments in Japan

The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.

Investments in the Middle East and Africa

Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. In particular, changes in investment policies or shifts in the prevailing political climate could result in the introduction of changes to government regulations with respect to price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls and labor and welfare benefit policies. Unexpected changes in these policies or regulations could lead to increased investment, operating or compliance expenses. Any such changes could have a material adverse effect on a Fund and the Adviser’s business, financial condition and results of operations. Certain countries in the region may be susceptible to armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Specific country risks that may have a material adverse effect on a Fund’s business, financial condition and results of operations are: potential political instability, riots or other forms of civil disturbance or violence; war, terrorism, invasion, rebellion or revolution; government interventions, including expropriation or nationalization of assets, increased protectionism and the introduction of tariffs or subsidies; changing fiscal and

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regulatory regimes; arbitrary or inconsistent Government action; inflation in local economies; cancellation, nullification or unenforceability of contractual rights; and underdeveloped industrial and economic infrastructure. In particular, since late 2010, there have been significant civil disturbances and events resulting from political turmoil affecting several countries in the Middle East and North Africa (“MENA”) Region, which to date have led to the collapse, or near collapse, of the political regimes of Syria, Tunisia, Egypt and Libya. There are on-going protests in other countries in the MENA Region, including strikes, demonstrations, marches and rallies. In addition, since late 2011 tensions between western nations and Iran in respect of Iran’s nuclear program have escalated, with Iran threatening to block the Strait of Hormuz and western nations implementing more severe economic sanctions against Iran. Such continuing instability and unrest in the MENA Region may significantly impact economies in the region. Such impacts could occur through a lower flow of foreign direct investment into the region, the outflow of expatriate residents or capital, or increased volatility in the global and regional financial markets. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

Saudi Arabia. To the extent a Fund invests in securities issued by Saudi Arabian issuers, the Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Political instability in Saudi Arabia or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. A Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.

The ability of foreign investors, including the Funds, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact the Funds.

The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and a Fund’s ability to sell these securities in the

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future. Current regulations in the Saudi Arabian securities markets may require a Fund to execute trades of securities through a single broker. As a result, the investment adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.

A Fund’s ability to achieve its investment objective depends on the ability of the investment adviser to maintain its status as a Qualified Foreign Investor (“QFI”) with the CMA and the Fund as a client of a QFI who has been approved by the CMA (a “QFI Client”). Even if a Fund obtains QFI Client status, the Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the investment adviser or a Fund losing its QFI or QFI Client status, respectively, may adversely affect the Fund.

A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the ICM approach, the Fund relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates a Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.

Investments in Latin America

As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well underway. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions and political instability in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, pandemics, natural disasters, corruption and military activity.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. In addition, some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for certain Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence certain Latin American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

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Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies in a global economic crisis.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investments in Russia

Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have not been successful. In this environment, there is the risk that the Russian government will alter its political and economic policies in ways that would be detrimental to the interests of foreign investors.

Recently, the Russian government has asserted its regional geopolitical influence, including through military measures, which has increased tensions both with Russia’s neighbors and with other countries. Further possible actions by Russia could lead to greater adverse impact for the Russian economy.

Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will be enforced inconsistently or in an arbitrary manner or that exorbitant taxes will be imposed.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more

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difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.

Settlement, clearing and registration of securities transactions in Russia are subject to additional risks because of the recent formation of the Russian securities market, the underdeveloped state of the banking and telecommunications systems, and the overall legal and regulatory framework. Prior to 2013, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the Depository and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.

The United States and the European Union have in the past, and may in the future, impose sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets.

Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Any retaliatory actions by Russia may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or the European Union may also cause a decline in the value of a Fund’s shares.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Russian Invasion of Ukraine. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and

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financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals, including politicians, could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. How long such military action and related events will last cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in a Fund.

RISK MANAGEMENT

Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management, and the examples below are not meant to be exhaustive.

Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures on debt securities and purchase futures on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds, have adopted a Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Risk Management Rule”). As required by the Liquidity Risk Management Rule, the Funds limit Illiquid Investments that are assets to 15% of the Fund’s net assets (“Illiquid Limit”) and report to the Board and SEC within specified time periods of a Fund exceeding its 15% Illiquid Limit. “Illiquid Investments” are defined as any investment the Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments.

RISK RELATED TO MANAGEMENT OF CERTAIN SIMILAR FUNDS

The name, investment objective and policies of certain Funds are similar to other funds advised by the Adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of the funds advised by the Adviser or its affiliates.

DIVERSIFICATION

While each of the Funds is classified as a “non-diversified” fund under the 1940 Act, certain Funds may become diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ Prospectus for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

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A Fund is considered “non-diversified” if a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

The following discussion is a summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders.

There may be other tax considerations applicable to particular shareholders. Unless otherwise stated, the following discussion applies only to an owner of shares that: (i) is treated as the beneficial owner of such shares for U.S. federal income tax purposes; (ii) holds such shares as capital assets; and (iii) is a U.S. person for U.S. federal income tax purposes (a “U.S. Shareholder”).

If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of holding and disposing of the shares to them.

This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local tax laws.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, each Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, gain from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (such income described in (i) or (ii), “qualifying income”); and

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested: (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) in the securities of one or more QPTPs.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to

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items of income of the partnership that would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is defined as a partnership: (y) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof; and (z) less than 90% of the gross income of which for any taxable year constitutes qualifying income described in (a)(i) above. As discussed above, although income from a QPTP is qualifying income, investments in QPTPs generally cannot exceed 25% of the value of the Fund’s total assets as of the end of any quarter of the Fund’s taxable year. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. Specifically, a RIC may not use passive activity gain generated by one QPTP to offset passive activity losses generated by any other QPTP.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% qualifying income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a RIC’s foreign currency gains to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

If a Fund qualifies for a taxable year as a RIC, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below), provided that the Fund distributes with respect to such taxable year at least the sum of: (i) 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss); and (ii) 90% of its net tax-exempt interest income, for such taxable year. If a Fund were to fail to qualify as a RIC or to satisfy this distribution requirement for any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be treated as dividend income. Under certain circumstances, such distributions would be eligible for the dividends-received deduction in the case of corporate shareholders, and for treatment as “qualified dividend income” in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. If a Fund fails to satisfy the income test or asset diversification test described above, however, it may be able to avoid losing its status as a RIC by timely curing such failure, paying a tax and/or providing notice of such failure to the U.S. Internal Revenue Service (the “IRS”).

Each Fund: (i) intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net tax-exempt interest income; and (ii) intends to distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income and net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, if a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders. In that event, shareholders: (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed gain; and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed gain against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder in respect of such undistributed gain.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund may elect to treat: (i) part or all of any post-October capital loss (defined as its net capital loss or, if there is no such loss, its net long-term capital loss or net short-term capital loss, in each case, attributable to the portion of the taxable year after October 31); and (ii) its late-year ordinary loss (generally, (A) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31 plus (B) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary taxable income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income

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(adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained ordinary taxable income and capital gain net income from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of determining whether a Fund has met this distribution requirement: (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year; and (ii) the Fund will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund would recognize income prior to making this excise tax distribution and would recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could constitute a return of capital, as discussed below.

Fund Distributions

The Funds anticipate distributing substantially all of their net investment income and net tax-exempt interest income for each taxable year. Distributions made out of a Fund’s current or accumulated earnings and profits will be taxable to shareholders, even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus represent economically a return of a particular shareholder’s investment). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either: (i) unrealized; or (ii) realized but not distributed. Distributions are also taxable regardless of whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash. An exempt-interest distribution from a Fund will not, however, be subject to regular U.S. federal income tax. See “Exempt-Interest Dividends” below.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated the gain, rather than how long a shareholder may have owned shares in the Fund. Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of QPTPs that is characterized as ordinary income under applicable provisions of the Code will be taxable as ordinary income.

Distributions of investment income designated by a Fund as derived from “qualified dividend income” may be taxed in the hands of a non-corporate shareholder at the rates applicable to long-term capital gain. In order for some of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to certain dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest; or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (unless such stock is readily tradable on an established securities market in the United States) or (b) treated as a PFIC (as defined below) in the current or a preceding year.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross

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income,” then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

The ultimate tax characterization of the distributions that a Fund makes during any taxable year cannot be determined until after the end of the taxable year. As a result, it is possible that a Fund will make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. If a Fund makes a distribution to its shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of such shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as gain from a disposition of the shares. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) to the extent that the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if the dividend has been received with respect to any share of stock that the Fund has held for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends-received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the relevant Fund. Any distributions received by a Fund from non-U.S. corporations or REITs will not qualify for the corporate dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income of U.S. shareholders that are individuals, estates or trusts. For this purpose, net investment income includes ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt-interest dividends received from a Fund. For each taxable year, this tax is imposed on the lesser of: (i) such person’s net investment income; and (ii) the excess of such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) over an applicable threshold amount.

Sale or Redemption of Shares

The redemption or other disposition of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of Capital Gain Dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Under the “wash sale” rules, all or a portion of any loss realized upon a taxable disposition of Fund shares will also be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition, including through the Fund’s dividend reinvestment program. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Fund Investments

Certain investments of the Funds, including transactions in options, swaptions, futures, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, will be subject to

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special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital loss into long-term capital loss or otherwise affect the character of a Fund’s income and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. The Fund may have to borrow, or sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold, to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. Such sale may result in a taxable gain or loss.

A Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan: (i) any amounts received by the Fund in place of dividends earned on the security during the period in which such security was not directly held by the Fund will not give rise to qualified dividend income or a dividends-received deduction; and (ii) if any withholding taxes accrued on dividends during the period in which such security was not directly held by the Fund are taken into account in determining the amount of payments made to the Fund in respect of the securities loan, such withholding taxes will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes” below.

Certain debt securities that may be purchased by a Fund (such as zero-coupon bonds and payment-in-kind securities) are sold at an original issue discount and thus do not make periodic cash interest payments or make periodic cash interest payments in amounts less than the economic accruals of interest. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. Under these rules, a security of this type will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no (or a lesser amount of) cash on the security during the year. A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase therein, until maturity.

Certain debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income taxation.

Transactions of a Fund in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, futures and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to the Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

Special tax considerations apply if a Fund invests in investment companies that are treated as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year, but the Fund will recognize such income as it is earned by the investment company for purposes of determining whether the Fund is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make

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distributions in excess of the income recognized from the investment company for income tax purposes in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company that is treated as a partnership generally will result in recognized gain to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company that is treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Some amounts received by each Fund with respect to its investments in certain QPTPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such QPTPs. On the disposition of an investment in such a QPTP, the Fund may realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the QPTP, the Fund may realize taxable income in excess of cash flow with respect to the QPTP in a later period), and the Fund must take such income into account in determining whether it has satisfied its distribution requirements.

A Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income for which the corresponding cash has not yet been received. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, the distribution of such amounts could cause a portion of the Fund’s distributions for the taxable year to constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund might invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006, the portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity to which excess inclusion income is allocated to file a tax return and pay tax on such income, even though the entity otherwise might not be required to file a tax return. If the Fund allocates any excess inclusion income to a shareholder that is a “disqualified organization,” as defined for this purpose, the Fund will be subject to tax, at the highest federal corporate income tax rate, on the excess inclusion income so allocated. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable “disqualified organization” and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Special tax consequences apply to charitable remainder trusts, as defined in Section 664 of the Code (“CRTs”) that invest in RICs that directly or indirectly hold residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT that realizes UBTI for a taxable year must pay an excise tax in an amount equal to such UBTI. IRS guidance issued in October 2006 provides that a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income, but rather, will be treated as a “disqualified organization” for purposes of the imposition of the Fund-level tax described above. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

If a Fund invests in a passive foreign investment company (a “PFIC”), certain special tax consequences may apply. A PFIC is any foreign corporation of which: (i) 75% or more of the gross income for the taxable year is passive income; or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose includes dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions, including commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Unless it makes a QEF (as

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defined below) election or mark-to-market election with respect to the PFIC, as described below, a Fund’s investments in a PFIC could subject the Fund to a U.S. federal income tax (plus an interest charge) on certain distributions received from the PFIC or on gain from the disposition of shares in the PFIC. The Fund cannot eliminate this tax by making distributions to Fund shareholders.

If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its gross income its share of the PFIC’s ordinary earnings and net capital gain annually, regardless of whether it receives any distributions from the PFIC. Alternately, a Fund may make an election to mark-to-market its interest in the PFIC annually, and thus to take into account the economic gains (and, to a limited extent, losses) in such investment as though it had sold and repurchased its interest in the PFIC on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Generally, a Fund that invests indirectly in PFICs by virtue of the Fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make a QEF election or a mark-to-market election with respect to the underlying PFICs; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A Fund may have wholly owned subsidiaries organized under the laws of the Cayman Islands, which are classified as corporations for U.S. federal income tax purposes (each, a “Subsidiary”). In that case, the Fund would invest a portion of its assets in its Subsidiary. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor provided under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case, the Subsidiary would be subject to U.S. federal income tax and, under certain circumstances, U.S. branch profits tax, in respect of its net income that was “effectively connected” with such activities.

In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with its conduct of a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Subsidiary will derive meaningful income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”), and the Fund investing in its Subsidiary will be treated as a “U.S. shareholder” of that Subsidiary. As a result, it is generally expected that a Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s income for each taxable year, whether or not such income is distributed by the Subsidiary. A Fund’s recognition of its Subsidiary’s income will increase the Fund’s tax basis in the Subsidiary’s stock. Distributions by the Subsidiary to a Fund will be tax-free and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock to the extent of the Subsidiary’s income that was previously included in income by the Fund. These income inclusions will constitute ordinary income, regardless of the character of the Subsidiary’s underlying income. Although each Fund generally expects to take the position that such income inclusions constitute qualifying income for purposes of the RIC income test, there can be no assurance in this regard. If a net loss is realized by the Subsidiary, such loss is not available to offset the income earned by a Fund and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods.

The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a RIC under the Code.

Investment in Other Funds

If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as RICs or in shares of REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. If an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to

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recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds), but the losses may result in a decrease in the value of the shares of the underlying fund, which would cause the Fund to recognize a loss upon the disposition of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction and may be disallowed. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of a security are sold by the Fund at a loss and the Fund acquires substantially identical shares (among other things) 30 days before or after the date of the sale. The wash sale rules could defer losses in the Fund’s hands on sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest and eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund receives dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund will be permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a Fund may cause the Fund to be treated as receiving a dividend distribution under Section 301 of the Code equal to the full amount of the redemption proceeds (or, if less, its shares of the current and accumulated earnings and profits of the underlying fund). In general, any such dividend would be treated as ordinary income. Moreover, a redemption of shares of an underlying fund (other than shares of a “publicly offered” RIC) by a shareholder other than a Fund could under certain circumstances cause the Fund to be treated as receiving a dividend distribution from the underlying fund. These rules could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly or if the Fund had invested directly in the securities held by the underlying fund.

If a Fund receives a dividend from a REIT (other than a capital gain dividend, as defined in the Code, or a dividend that constitutes qualified dividend income), the Fund may distribute a “Section 199A dividend” in an amount equal to the REIT dividend, reduced by deductions of the Fund that are properly allocable to the REIT dividend. A non-corporate shareholder may claim a deduction equal to 20% of any Section 199A dividends received from the Fund, provided that the shareholder satisfies applicable holding period requirements with respect to his or her Fund shares and subject to certain other limitations.

Backup Withholding

A shareholder that is a non-exempt recipient may be subject to backup withholding on distributions from a Fund if it fails to properly provide a correct taxpayer identification number (“TIN”), it has under-reported dividend or interest income or it fails to certify that he or she is not subject to backup withholding. The backup withholding rules may apply even if the distribution is properly designated as an exempt-interest dividend. In addition, under comparable circumstances, proceeds from a shareholder’s sale of shares to a person other than the Fund may be subject to backup withholding. The backup withholding tax rate is 24%. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the shareholder’s U.S. federal income tax liability and may entitle the shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Foreign Taxes

A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between

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certain countries and the United States may reduce or eliminate such taxes. If more than 50% by value of a Fund’s assets at the end of a taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata shares of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, as well as the portion of any dividend paid by the Fund that constitutes foreign-source income derived by the Fund. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) for at least 16 days during the 31-day period surrounding, and including, the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Moreover, recent regulations may limit the creditability of withholding taxes imposed by certain jurisdictions that would generally have been creditable prior to the promulgation of these regulations.

If a Fund does not make the above election or if more than 50% of its assets at the end of a taxable year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

The foregoing is only a general description of the treatment of foreign-source income and foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Exempt-Interest Dividends

A Fund may intend to qualify to pay exempt-interest dividends to their respective shareholders. In order for a Fund to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly reported as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends will not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal alternative minimum taxation and for state and local taxes.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of non-corporate shareholders.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

From time to time, legislation may be introduced that would change the tax treatment of exempt-interest dividends. Such legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

State and Local Tax Matters

Depending on the residence of shareholders for tax purposes, distributions may be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and Capital Gain Dividends from RICs may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

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Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. If a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Shares of the Funds have not been registered for sale outside of the United States. This SAI is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

For purposes of this discussion, a “Non-U.S. Shareholder” is a person that, for U.S. federal income tax purposes, is a beneficial owner of shares of a Fund that is not a U.S. Shareholder or an entity that is treated as a partnership for U.S. federal income tax purposes. The discussion below does not apply to a Non-U.S. Shareholder who is a nonresident alien individual and is present in the United States for 183 days or more during any taxable year, who is a former citizen or former resident of the United States or that is an entity that has expatriated from the United States. Such Non-U.S. Shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds. The U.S. federal income taxation of a Non-U.S. Shareholder depends on whether the income that the Non-U.S. Shareholder derives from the Funds is “effectively connected” with a trade or business that the Non-U.S. Shareholder conducts in the United States (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder).

In general, if the income that a Non-U.S. Shareholder derives from a Fund is not “effectively connected” with a U.S. trade or business conducted by such Non-U.S. Shareholder (or, if an applicable tax treaty so provides, the Non-U.S. Shareholder does not maintain a permanent establishment in the United States), dividends other than Capital Gain Dividends and exempt-interest dividends paid by such Fund to the Non-U.S. Shareholder will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to income or gains (such as foreign-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible. However, provided that certain requirements are satisfied, the Fund will not be required to withhold any amounts: (i) with respect to distributions made out of U.S.-source interest income that would have been exempt from U.S. federal tax if recognized directly by a Non-U.S. Shareholder, if such distributions are properly reported by the Fund (“interest-related dividends”); or (ii) with respect to distributions of the excess of net short-term capital gains over net long-term capital losses if such distributions are properly reported by the Fund (“short-term capital gain dividends”).

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Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the redemption or other disposition of shares of a Fund or on Capital Gain Dividends unless: (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. Shareholder within the United States (and, if an applicable treaty so provides, the Non-U.S. Shareholder maintains a permanent establishment in the United States); or (ii) the Fund shares constitute “U.S. real property interests” (“USRPIs”), or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. In addition, a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on exempt-interest dividends.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that either is a “United States real property holding corporation” (a “USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the redemption or other disposition of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. USRPIs are broadly defined and generally include an equity interest in a USRPHC. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.

In the case of a Fund that is a USRPHC or would be a USRPHC but for certain exceptions from the definition of USRPI, distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as from the disposition of a USRPI in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If the Non-U.S. Shareholder holds more than a 5% interest in the Fund at any time during the one-year period ending on the date of the distribution, such distributions will be treated as gains “effectively connected” with the conduct of a U.S. trade or business, and will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Moreover, Non-U.S. Shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized, and the Fund will be required to withhold 21% of the amount of any such distribution. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the one-year period ending on the date of the distribution), the gain from the disposition of USRPIs will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund will be required to withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder. Non-U.S. Shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.

If a Fund that is a USRPHC is not “domestically controlled,” the Fund will be required to withhold 15% of any redemption proceeds distributed to a greater-than-5% Non-U.S. Shareholder, and that Non-U.S. Shareholder must file a U.S. income tax return for the year of the redemption of its shares in the Fund and pay any additional tax due on the gain. Any such amount withheld will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability and, to the extent the amount withheld exceeds such tax liability, may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis. Generally, however, no tax is imposed on Non-U.S. Shareholders with respect to gain recognized, and no withholding is required with respect to amounts paid on a redemption of shares of a Fund, if the Fund is a “domestically controlled” USRPHC, as defined for this purpose.

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Shareholder (and, if required by an applicable tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. Shareholder), any distributions of “investment company taxable income,” any Capital Gain Dividends, any amounts retained by a Fund that are designated as undistributed capital gains and any gains realized by the Non-U.S. Shareholder upon the redemption or other disposition or exchange of shares will be subject

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to U.S. federal income tax, on a net income basis, at the rates applicable to U.S. persons. A Non-U.S. Shareholder that is a corporation may also be subject to the U.S. branch profits tax.

Information returns will be filed with the IRS in connection with certain payments on the shares and may be filed in connection with the payments of the proceeds from a redemption or other disposition of shares. A Non-U.S. Shareholder may be subject to backup withholding on distributions or on the proceeds from a redemption or other disposition of shares if such Non-U.S. Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the Non-U.S. Shareholder’s U.S. federal income tax liability, if any, and may entitle the Non-U.S. Shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Non-U.S. Shareholders should consult their tax advisors in this regard.

A Non-U.S. Shareholder may under certain circumstances be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Non-U.S. Shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

Under the provisions of the Code referred to as “FATCA,” a Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Under proposed regulations which state that taxpayers may rely on the proposed regulations until final regulations are issued, this withholding tax will not apply to Capital Gain Dividends or the gross proceeds from the sale or other disposition of shares. Non-U.S. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required under FATCA.

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local and non-U.S. tax law and any proposed tax law changes.

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019-present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018-February 2019); President, Women’s National Basketball Association (March 2016-October 2018); Vice President, The Coca-Cola Company (2013-2016).	11	Global Director, Operation Hope (2015-2016; 2020-present); Director, Grady Health System (Chair, Quality Committee 2014-2017); Independent Director, Lottery.com (2021-Present); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

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Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012-present).	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994-2017).	11	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD, LLC (Medtech) (2020-present); Principal, b2G Capital, Inc. (consulting) (2016-present).	11	Independent Trustee, Virginia529; Director, HyperSpectral APD, LLC; Director, ACT for Alexandria (2002-2019); Director, Inova Alexandria Hospital Foundation.
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

Kevin Klingert (1962)*; Trustee since 2022	Retired; President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	11	Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021-October 2022).

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board serves currently includes three registered investment companies (11 funds).

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(*)

From April 12, 2021, to October 1, 2022, Mr. Klingert was the President of Russell Investments Group, Ltd., where he also held numerous other positions, including as director of Russell Investments Implementation Services, LLC, the interim sub-adviser to the Funds. Due to his prior employment, the Trust has determined to treat Mr. Klingert as an “interested person” for at least two years following the end of his employment at Russell Investments Group, Ltd. Mr. Klingert has no ongoing financial interest in the Russell Investment Group, Ltd. or Russell Investments Implementation Services, LLC.

The Trustees serve for an indefinite term. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

Qualifications of Trustees

The Trust has concluded that each of the Trustees should serve on the Board because of the Trustee’s ability to review and understand information about the Fund provided to the Trustee by management, to identify and request other information the Trustee may deem relevant to the performance of the Trustee’s duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any Trustee as having any special expertise or experience.

In reaching its conclusion that each Trustee should serve as a Trustee of the Trust, the Board also considered the following additional specific qualifications, contributions and experience of the following Trustees:

Lisa Borders. Ms. Borders has significant experience in corporate strategy and operations in the public, private and non-profit sectors, having served as Chairman of The Coca-Cola Company Foundation, as President of the fundraising arm of a large public hospital, and in municipal government.

James P. Donovan. Mr. Donovan has substantial experience in financial services, financial markets infrastructure and broker-dealer regulation. Prior to his current role as Chairman of a multi-cultural education business, Mr. Donovan held senior executive positions at FINRA and SWIFT, where he was a member of the Operating, Management and Executive committees. Mr. Donovan also previously served as the Managing Director/Regional Business Executive-EMEA/Japan for Citibank and, earlier, in senior management roles with other Money Center banks.

Neil Medugno. Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management. Mr. Medugno has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Medugno’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Lauren Stack. Ms. Stack has significant corporate and executive leadership experience, most recently joining HyperSpectral APD (a physics/machine learning company focused on COVID-19 testing) as Head of Operations. She also serves as a principal at a private consulting services firm and as trustee of a college savings plan. Prior to these roles, Ms. Stack served as Chief Operating Officer of a professional services firm and a privately funded museum/college with responsibility for a range of operations, including finance, audit, legal and business development activities.

Kevin Klingert. Mr. Klingert has significant investment management and financial services experience. Mr. Klingert previously served as President of Russell Investments Group, Ltd., Senior Advisor and Managing Director at Morgan Stanley Investment Management Inc., and has over 30 years of portfolio management experience at several large financial services firms.

Mary Savino. Ms. Savino has over 25 years of experience in financial services and extensive experience with registered investment companies. She began her career in mutual funds at Morgan Stanley, where she held several

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positions in the mutual fund group formerly known as The Pierpont Funds until the team was acquired by Morgan Guaranty Trust Company in 1988. After joining J.P. Morgan, Ms. Savino held various roles of increasing responsibility within the Asset & Wealth Management business, including Head of US Mutual Funds. Since 2016, Ms. Savino serves as the Head of Investment Advisory for J.P. Morgan Private Investments Inc., where she provides strategic guidance on investment adviser activities. Between 2009 and 2016, she served as Global Head of the Portfolio Management Group and Global Head of Client Portfolio Management for the Global Access Funds. Ms. Savino has extensive experience in the management and operations of funds, product development, marketing, sales and regulatory matters.

Board Leadership Structure and Oversight

The Board has structured itself in a manner that allows it to effectively perform its oversight function. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board has designated a Lead Independent Trustee. The Lead Independent Trustee provides an effective independent voice in the leadership structure. The Lead Independent Trustee: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or the Independent Trustees determine from time to time. The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualifications of Trustees” and “Standing Committees,” the Board has two committees: the Audit Committee and the Governance and Nominating Committee. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole as well as issues that are unique to each Fund.

The Board and the Committees take an active role in risk oversight, including the risks associated with registered investment companies such as investment risk, compliance and valuation. In addition, in connection with its oversight, the Board receives regular reports from the Funds’ Chief Compliance Officer, Principal Financial Officer and Treasurer, the Adviser, the Administrator, and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from a risk officer at JPMPI, including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk, among others. The Board also receives regular reports from personnel responsible for JPMPI’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. The Audit Committee is responsible for oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Governance and Nominating Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations, Fund service providers and litigation. At each periodic meeting, each of the Governance and Nominating Committee and the Audit Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Additional information about each of the Committees is included below in “Standing Committees.”

Standing Committees

The Board of Trustees has two standing committees: the Audit Committee and the Governance and Nominating Committee.

The members of each Committee are set forth below:

Name of Committee	Members	Committee Chair

Audit Committee	Lisa Borders, James P. Donovan, Neil Medugno, Lauren Stack	Neil Medugno

Governance and Nominating Committee	Lisa Borders, James P. Donovan, Neil Medugno, Lauren Stack	James P. Donovan

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Audit Committee. The members of the Audit Committee are each Independent Trustees of the Trust. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vi) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. During the fiscal year ended December 31, 2022, the Audit Committee met five times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee are each Independent Trustees of the Trust. The duties of the Governance and Nominating Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; and (iii) periodic review and evaluation of the functioning of the Board and its committees. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance and Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. At a minimum, nominee recommendations should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance and Nominating Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by JPMorgan would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with JPMorgan or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance and Nominating Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information which must be disclosed under SEC rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company. During the fiscal year ended December 31, 2022, the Governance and Nominating Committee met one time.

For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.

Indemnification and Trustee Compensation

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable

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determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, J.P. Morgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018); Assistant Treasurer, Franklin Templeton Investments (2010-2015).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, J.P. Morgan Securities LLC (2020-present); Vice President, J.P. Morgan Securities LLC (2017-2020); Vice President, J.P. Morgan Investment Management Inc. (formerly J.P. Morgan Funds Management, Inc.) (2013-2017).

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present)

Angela R. Burke (1982), Assistant Secretary since 2023	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2022-present); Sr. Attorney, Aviva Investors Americas LLC (2021-2022); Sr. Vice President, The Northern Trust Company; Assistant Secretary of Northern Funds and Northern Institutional Funds (2018-2021).

For details of the percentage of shares of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISER AND SUB-ADVISER

Pursuant to an investment advisory agreement, JPMPI serves as investment adviser to the Funds. BlackRock Investment Management, LLC (“BlackRock”) serves as investment sub-adviser to the Funds pursuant to investment sub-advisory agreements with JPMPI.

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The Trust’s shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, JPMorgan Chase, any bank affiliate of JPMPI or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISER AND SUB-ADVISER — Investment Advisory Fees” in Part I of the SAI for the respective Fund.

For details of the other accounts managed by the portfolio managers, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

J.P. Morgan Private Investments Inc. (“JPMPI”). JPMPI serves as investment adviser to the Funds pursuant to the investment advisory agreement between JPMPI and the Trust (the “Advisory Agreement”). JPMPI is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMPI is located at 383 Madison Avenue, New York, NY 10179.

Under the terms of the Advisory Agreement, the investment advisory services JPMPI provides to the Funds are not exclusive. JPMPI is free to and does render similar investment advisory services to others. JPMPI serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by JPMPI have varying investment objectives, and JPMPI invests or allocates assets of such accounts in investments or to sub-advisers who employ investment strategies substantially similar to, or the same as, those which are expected to constitute the principal strategies of certain Funds. Such accounts are supervised by employees of JPMPI who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

Under the Advisory Agreement, the Funds have agreed to pay JPMPI a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectus. In addition, JPMPI has contractually agreed through at least 04/30/2024 to waive any management fees for a Fund that exceed the aggregate management fees JPMPI or a Fund is contractually required to pay the Fund’s Sub-Adviser.

The Advisory Agreement continues in effect for annual periods beyond its initial two-year term only if specifically approved thereafter annually; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. The Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMPI and by JPMPI on 90 days’ written notice to the Trust. The Advisory Agreement was initially approved by the Board of Trustees at its meeting in June 2018.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Subject to the supervision of the Trust’s Board of Trustees, JPMPI provides or will cause to be provided a continuous investment program for the Funds. JPMPI may delegate its responsibilities to sub-advisers. Any sub-advisory agreements must be approved by the Trust’s Board of Trustees, as required by the 1940 Act.

BlackRock Investment Management, LLC (“BlackRock”). BlackRock has been engaged by JPMPI to serve as investment sub-adviser to the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund pursuant to an investment sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”). BlackRock is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BlackRock is located at 50 Hudson Yards, New York, NY 10001.

BlackRock is paid monthly by JPMPI a fee based on the portion of assets under management of each of the MEP U.S. Unconstrained Fund and the MEP International Unconstrained Fund allocated to BlackRock, as set forth in the BlackRock Sub-Advisory Agreement.

The BlackRock Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

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POTENTIAL CONFLICTS OF INTEREST

Conflicts of Interest Relating to the Adviser

The Adviser and/or its affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Adviser and JPMorgan is set forth in the Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Adviser’s and the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Chief Compliance Officer. The Chief Compliance Officer of the Funds and the Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Trust. The Funds and the Trust have implemented policies and procedures to seek to mitigate such conflicts.

Acting for Multiple Clients. In general, the Adviser faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by the Adviser (“Other Accounts”) engage in short sales of the same securities held by a Fund, the Adviser could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure, which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.

Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by the Adviser for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. The Adviser’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for the Adviser to favor the account paying it the potentially higher fee, e.g., in placing securities trades.

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The Adviser and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Adviser and/or an Affiliate. The Adviser or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Adviser is not required to purchase or sell for any client account securities that it, an Affiliate or any of its or their employees may purchase or sell for their own accounts or the proprietary accounts of the Adviser or an Affiliate or its clients. The Adviser, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.

The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s portfolio managers.

Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities, and the Funds will not be entitled to any such compensation. In providing services and products to clients other than the Funds, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for a Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including a Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or the Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the Funds have received exemptive orders permitting the Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Funds cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Funds could not purchase in the offering. In both cases, the number of securities and counterparties available to the Funds will be fewer than are available to mutual funds that are not affiliated with major broker dealers.

JPMorgan derives ancillary benefits from providing investment advisory services to the Funds, and providing such services to the Funds may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.

Certain funds may track financial indexes in which the Advisor or an affiliate retains various intellectual property rights. As a result, JPMorgan Chase Bank N.A. may be entitled to receive index licensing fees from unaffiliated licensees of these indexes. Affiliates of the Advisor may develop or own and operate stock market and other indexes based on investment and trading strategies developed by such affiliates. The operation of the indexes in this manner may give rise to potential conflicts of interest.

Participations Adverse to the Funds. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect a Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when a Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients.”

Preferential Treatment. The Adviser may receive more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for the Adviser and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.

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Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. Or the portfolio managers, who also serve as advisers to wealth management clients, could have an advantage over other non-client shareholders in the Funds, if any. JPMorgan has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by the Adviser on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.

Soft Dollars. To the extent the Adviser executes transactions on behalf of the Funds, the Adviser may pay certain broker-dealers “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. The Adviser faces conflicts of interest because the statistical information and other research services may benefit certain other clients of the Adviser more than a Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.

Additionally, when the Adviser uses client brokerage commissions to obtain statistical information and other research services, the Adviser receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, the Adviser may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.

Redemptions. JPMorgan, as a seed investor and JPMorgan on behalf of its discretionary clients have significant ownership in certain Funds. JPMorgan faces conflicts of interest when considering the effect of redemptions on such Funds and on other shareholders in deciding whether and when to redeem its shares. A large redemption of shares by JPMorgan or by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of a Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio.

Affiliated Transactions. While the Adviser intends to use the Sub-Adviser to execute transactions for the Funds, to the extent the Funds engage in principal or agency transactions with other Funds or with JPMorgan, the Funds will be subject to conflicts of interest. To the extent permitted by law, the Funds can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker (including clearing broker) for, and receives a commission from, the Funds (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self-dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of a Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

In addition, Affiliates of the Adviser have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). The Adviser, in accordance with its fiduciary obligation to seek

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to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.

JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.

Certain laws applicable to JPMorgan may also have an impact on the ability of JPMorgan to conduct business with the Funds, which may have a negative impact on the Funds. The Funds are treated as affiliates of JPMorgan Chase Bank, N.A. for purposes of Sections 23A and 23B of the U.S. Federal Reserve Act. Those sections require that banking subsidiaries of JPMorgan, such as JPMorgan Chase Bank, N.A. and its subsidiaries, comply with certain standards and restrictions in dealing with affiliates such as the Funds. For example, the Funds may be unable to enter into certain borrowing or servicing arrangements with JPMorgan Chase Bank, N.A.

Lending. When a Fund engages in securities lending transactions, the Adviser faces a conflict of interest when an Affiliate operates as a service provider in the securities lending transaction or otherwise receives compensation as part of the securities lending activities.

Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.

Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to the Adviser, could cause the Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of a Fund. However, JPMorgan’s internal information barriers restrict the Adviser’s ability to access such information even when it would be relevant to its management of the Funds. Such Affiliates can trade differently from the Funds potentially based on information not available to the Adviser. If the Adviser acquires or is deemed to acquire material non-public information regarding an issuer, the Adviser will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material.

Gifts and Entertainment. From time to time, employees of the Adviser receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or the Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.

Ownership Interest in JPMorgan Chase & Co. Stock and Other Securities. Certain asset management firms (each, an “asset manager”), including BlackRock, through their funds and separately managed accounts currently hold a 5% or more ownership interest in JPMorgan publicly traded stock. This ownership interest presents a conflict of interest when JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, the Adviser and JPMorgan Chase & Co. (collectively “JPM”) recommends or purchases the publicly traded security of the asset manager or the separately managed accounts, strategies or funds that are managed or advised by the asset manager. JPM addresses this conflict by disclosing the ownership interest of the asset manager and by subjecting the asset manager’s separately managed accounts, strategies and funds to a research process. Additionally, the financial advisers and portfolio managers that may purchase or recommend securities, separately managed accounts, strategies and funds of an asset manager that has an ownership interest in JPMorgan Chase & Co., do not receive any additional compensation for that purchase or recommendation. A fund ownership interest in JPMorgan Chase & Co. can cause the fund and its affiliates to determine that they are unable to pursue a transaction, or the transaction will be limited or the timing altered. JPMorgan Chase & Co. monitors ownership interests in JPMorgan Chase & Co. for regulatory purposes and to identify and mitigate actual and perceived conflicts of interest. As of December 31, 2022, both BlackRock Inc. and The Vanguard Group hold more than a 5% interest in JPMorgan Chase & Co.

Additionally, to comply with regulatory requirements, the Funds do not invest in securities issued by JPMorgan Chase & Co. This could cause the Funds to underperform versus other funds that can make such investments.

Indexes. Some of the Funds seek to track the performance of indexes developed or operated by affiliates of the Adviser. JPMorgan Chase Bank N.A. and its affiliates (“JPMC”) may, from time to time, manage client accounts that track the same indexes used by the Funds or which may be based on the same, or substantially similar, strategies that are used in the operation of the indexes and the Funds. The operation of the indexes and the Funds and client accounts in this manner may give rise to potential conflicts of interest. For example, client accounts that

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track the same indexes used by the Funds may engage in purchases and sales of securities relating to index changes prior to the implementation of index updates or at the time as of which the Funds engage in similar transactions because the client accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios may be rebalanced less frequently. These differences may result in the client accounts having more favorable performance relative to that of the index and the Funds.

Conflicts of Interest Relating to the Sub-Adviser

The Adviser has engaged an unaffiliated Sub-Adviser and primarily acts as a manager of managers in respect of the Funds. The Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Fund, which creates an incentive for the Adviser to select sub-advisers with lower fee rates or to select affiliated sub-advisers. In addition, the Sub-Adviser has interests and relationships that create actual or potential conflicts of interest related to their management of the assets of the Funds allocated to the Sub-Adviser. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to JPMorgan. Because the Sub-Adviser engages in direct trading strategies for the Fund assets allocated to it, the Sub-Adviser has potential conflicts of interest related to the investment of client assets in securities and other instruments that would not apply to the Adviser unless the Adviser is also engaging in direct trading strategies, or could apply to the Adviser in a different or more limited manner. Such potential conflicts relate to the Sub-Adviser’s trading and investment practices, including, but not limited to, its selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which it has an interest. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2 of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these Funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

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For details of the dollar range of shares of each Fund beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

Adviser

Portfolio managers for the Adviser participate in JPMorgan’s competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance-based incentive award consists of cash incentives and deferred long-term incentives that vest over time, in the form of equity-based and/or fund-tracking incentives, including mandatory notional investments in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors, including the blended performance of the portfolios such portfolio manager manages, individual contribution, and adherence with JPMorgan’s compliance, risk and regulatory procedures. Each portfolio manager is evaluated on the performance of his / her portfolios relative to applicable portfolio benchmarks, which performance is measured over various time periods, including 1-, 3- and 5-year periods, as applicable.

BlackRock

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Sietsema and Whitehead and Ms. Hsui

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Sietsema and Whitehead and Ms. Hsui is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.

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Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Sietsema and Whitehead and Ms. Hsui are eligible to participate in these plans.

CODES OF ETHICS

The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and Sub-Advisory Agreements, the Adviser and/or the Sub-Adviser, as applicable, determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser and the Sub-Adviser operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or the Sub-Adviser, as applicable, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

Adviser

The following discussion applies when the Adviser executes trades on behalf of the Funds. However, the Adviser itself generally does not execute individual securities trading but instead allocates client assets to the sub-advisers who execute securities trading or to underlying funds. The Adviser performs due diligence prior to

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allocating client assets to the Sub-Adviser or to underlying funds and that due diligence includes a review of the Sub-Adviser’s and/or underlying funds’ trading practices. Periodically thereafter, such due diligence includes a review of the best execution policies of the Sub-Adviser and the underlying funds’ investment advisers. The Adviser does not engage in any soft dollar arrangements for the Funds at this time, although it will review and perform diligence on the soft dollar policies and practices of the Sub-Adviser it allocates assets to and of underlying funds in which it invests client assets.

When the Adviser executes trades on behalf of the Funds, the Adviser may place orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the United States. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The

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SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from the Distributor or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Adviser based on its best judgment and in a manner deemed fair and reasonable to shareholders of the Fund and consistent with the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

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Under the Adviser’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

The Adviser may cause the Funds to participate in soft dollar arrangements whereby a broker-dealer provides market data services and third-party research in addition to proprietary research. In order to obtain such research, the Adviser may utilize a Client Commission Arrangement (“CCA”). CCAs are agreements between an investment adviser and executing broker whereby the investment adviser and the broker agree to allocate a portion of commissions to a pool of credits maintained by the broker that are used to pay for eligible brokerage and research services. The Adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) of the Securities Exchange Act. As required by interpretive guidance issued by the SEC, any CCAs entered into by the Adviser with respect to commissions generated by the Funds will provide that: (1) the broker-dealer pay the research preparer directly; and (2) the broker-dealer take steps to assure itself that the client commissions that the Adviser directs it to use to pay for such services are only for eligible research under Section 28(e).

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Sub-Advisers

The Sub-Adviser may place orders for the purchase and sale of securities that are held in the respective Funds. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek best execution. The Sub-Adviser is required to consider all factors that it deems relevant when assessing best execution for the Fund, including, for example, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best execution, the Sub-Adviser is authorized to consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each sub-adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the applicable Sub-Advisory Agreement. The Funds may purchase and sell portfolio securities through brokers who provide a Sub-Adviser with brokerage and research services.

The fees of the Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, the Sub-Adviser does not provide any services to its respective Fund(s) except portfolio investment management and related record-keeping services. The Adviser may request that the Sub-Adviser employ certain

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specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.

OVERVIEW OF SERVICE PROVIDER AGREEMENTS

The following sections provide an overview of the Funds’ agreements with various service providers including the Administrator, Distributor, Custodian and Transfer Agent.

ADMINISTRATOR

Brown Brothers Harriman & Co. serves as the administrator and fund accounting agent to the Funds (in such capacity, the “Administrator”), pursuant to an Administration Agreement dated June 22, 2018, as amended from time to time (the “Administration Agreement”), between the Trust, on behalf of the Funds, and the Administrator. The principal offices of the Administrator are located at 140 Broadway, New York, New York 10005. The Administrator provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to each Fund’s shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and the Board’s committees.

If not terminated, the Administration Agreement has an initial term of three years and thereafter continues in effect for successive one-year periods. The Administration Agreement may be terminated (a) by any party thereto with 75 days’ prior written notice, or (b) by the Trust with 60 days’ prior written notice or at any time after the Trust files for dissolution. In addition, the Administration Agreement may be terminated immediately in the event of a material breach of the Administration Agreement that is not cured within 60 days, or in the event that a party thereto is adjudged bankrupt or insolvent or has bankruptcy or insolvency proceedings commenced against it. The Administration Agreement will terminate simultaneously with the termination of the relevant Custody Agreement between the Trust and Brown Brothers Harriman & Co.

The Administration Agreement provides that the Administrator shall not be liable for any loss, damage or expense suffered by the Trust or any other person arising from any act, omission, error or delay of the Administrator in performing its duties thereunder, including any error of judgment or mistake of law, except a loss, damage or expense directly resulting from willful misconduct, bad faith or negligence in the performance of its duties.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administrator Fees” in Part I of this SAI.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA.

Under a distribution agreement with the Trust dated June 22, 2018, as amended from time to time (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

Unless otherwise terminated, the Distribution Agreement with the Distributor will continue in effect for successive one-year terms if approved at least annually by: (a) the vote of the Board of Trustees, including the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of

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majority of the outstanding voting securities of the Fund or by the Distributor. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act.

For details of the compensation paid to the Distributor, see “DISTRIBUTOR — Compensation Paid to Distributor” in Part I of this SAI.

CUSTODIAN

Brown Brothers Harriman & Co. serves as the custodian for each of the Funds (in such capacity, the “Custodian”), pursuant to the Custodian Agreement dated June 6, 2018, as amended from time to time (the “Custody Agreement”). Pursuant to the Custody Agreement, the Custodian is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

TRANSFER AGENT

DST Asset Manager Solutions, Inc. (“DST” or “Transfer Agent”), 2000 Crown Colony Drive, Quincy, MA 02169, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.

OTHER SERVICES

Affiliates of JPMorgan Chase may, from time to time, at their own expense, pay certain affiliates for providing clearing services, which may include networking, sub-transfer agency, omnibus sub-accounting, record-keeping and other administrative and processing support with respect to JPM Program client accounts. Such “at cost” payment does not represent an additional expense to the Funds or to their shareholders.

For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits.

The Adviser, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the Six Circles Funds Privacy Policy provided with your shareholder report.

EXPENSES

The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; index license fees; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for certain Funds reflects the voluntary waiver of fees and/or the reimbursement of expenses. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

The Adviser has agreed that it will waive fees or reimburse the Funds, as applicable, as described in the Prospectus.

TRUST COUNSEL

The law firm of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017-9998, is counsel to the Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under “Distributions and Taxes” in its respective Prospectus.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

Shares are sold at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.

The NAV per share of a Fund is equal to the value of all the assets attributable to the Fund, minus the liabilities attributable to the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value the Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.

Shares of ETFs, if any, are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.

Fixed income securities are valued using prices supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to, proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.

Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.

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Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Certain fixed income securities and swaps may be valued using prices provided by pricing services affiliated with the Adviser. Valuations received by the Funds from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with policies and procedures (“Policies”) established by and under the supervision and responsibility of the Trustees. The Board of Trustees has in accordance with SEC Rule 2a-5 (Good Faith Determinations of Fair Value) designated the Adviser as the “Valuation Designee,” with the responsibility for implementing the day-to-day operational aspects of the valuation process and determining the value of the Funds’ assets in accordance with the Policies. The Adviser has created the Six Circles Valuation Committee (“VC”) to oversee and carry out the Policies for the valuation of investments held in the Funds, with assistance from the Administrator. The VC is comprised of senior representatives from JPMPI, JPMPI Legal, Compliance and Risk Management and the Funds’ Chief Compliance Officer. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.

From time to time, there may be errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.

THE TRUST

Six Circles Trust was formed as a Delaware statutory trust on November 8, 2017 pursuant to a Declaration of Trust dated November 8, 2017, as amended from time to time.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. Six Circles Trust’s Declaration of Trust provides that shareholders of Six Circles Trust shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to Six Circles Trust or any series or class thereof. In addition, the Declaration of Trust provides that neither Six Circles Trust nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Declaration of Trust for Six Circles Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust of Six Circles Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declaration of Trust of Six Circles Trust also provides that Six Circles Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

Six Circles Trust’s Declaration of Trust also provides that Six Circles Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with Six Circles Trust, unless, as to liability to Six Circles Trust, or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

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Six Circles Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

DESCRIPTION OF SHARES

Shares of Six Circles Trust. Six Circles Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “The Trust.”

The Declaration of Trust of Six Circles Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of Six Circles Trust may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each share on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of Six Circles Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of Six Circles Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust of Six Circles Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of Six Circles Trust which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees of Six Circles Trust may, without shareholder approval (unless otherwise required by applicable law): (i) cause Six Circles Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume Six Circles Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of Six Circles Trust to merge or consolidate with or into any one or more other series or classes of Six Circles Trust or one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, or corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause Six Circles Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement Six Circles Trust’s governing instruments, including the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

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Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Six Circles Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of Six Circles Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Six Circles Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

PORTFOLIO HOLDINGS DISCLOSURE

The Board, on behalf of each of the Funds, has adopted a portfolio holdings disclosure policy to prevent the misuse of material non-public information relating to the Funds and to ensure all Fund shareholders have equal access to the list of Fund portfolio holdings. Any material amendments to this policy must be reviewed and approved by the Board.

Disclosure of the Funds’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semiannual report to shareholders. The Funds will also report their monthly portfolio holdings to the SEC on Form N-PORT on a quarterly basis within 60 days after the end of the fiscal quarter, and information reported for the third month of each Fund’s fiscal quarter will be made public on the SEC’s website. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide their complete portfolio holdings on the Funds’ website at www.sixcirclesfunds.com at the same time that such reports are filed with the SEC. The Funds may also provide complete portfolio holdings on the Funds’ website more frequently.

The Funds’ publicly available uncertified, complete list of portfolio holdings information may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to: (i) third party service providers, rating and ranking agencies and affiliated persons of the Funds; and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures.

In addition, certain service providers to the Funds or the Adviser, Administrator, Distributor or their affiliates may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than the time period specified above, including JPM Programs, sub-advisers (solely with respect to their respective allocated portions of the Funds), transition managers, rating and ranking agencies, data analytics providers, financial printers, fact sheet and website preparers, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents (to the extent the Funds commence securities lending), consultants retained to assist in the drafting of management discussion of fund performance in shareholder reports, brokers in connection with Fund transactions and in providing pricing quotations and transfer agents. When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than the time period specified above. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and to submit the proposal to the Fund’s Treasurer for approval following business and legal review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds’

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Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders, on the one hand, and the Adviser or any affiliated person of the Fund or such entities, on the other hand, by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees has delegated to the Adviser proxy voting authority with respect to the Funds’ portfolio securities, and the Adviser in turn has delegated such authority to the Sub-Adviser in respect of its respective allocated portions of the Funds. The Sub-Adviser votes proxies in accordance with its respective proxy voting policy and procedures as described in Appendix C to Part II of this SAI.

In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 will be on file with the SEC and will be available on the Six Circles Funds’ website at www.sixcirclesfunds.com and on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

The Trust is not required to hold a meeting of shareholders for the purpose of electing Trustees except that: (i) the Trust is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

As used in the Funds’ Prospectus and in this SAI, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” of the Trust or a particular Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust or such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust or such Fund, as applicable, shall decide the question.

Telephone calls to the Funds, the Funds’ service providers or your JPM Program representative may be recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Registration Statements of the Trust filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration

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Statement including the exhibits filed therewith are available on the EDGAR database on the SEC’s internet site at www.sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trust. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

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APPENDIX A — PURCHASES AND REDEMPTIONS

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase and redemption orders, including procedures for effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus.

The Funds are designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Funds are designed to be an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Funds, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value.” This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with policies and procedures approved by the Board of Trustees. Additional information on the requirements applicable to in-kind contributions is available in the Prospectus.

Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1.

Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).

Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days when:

(a)	trading on the exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund and its shareholders. Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.

Frequent Trading Policy. Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders.

The Board of Trustees has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds.

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Cut-Off Times for Purchase and Redemption Orders. Orders to purchase or redeem shares accepted by a Fund by the cut-off times indicated in the Fund’s Prospectus will be processed at the NAV next calculated after the order is accepted by the Fund.

The Funds reserve the right to change any of these policies at any time.

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APPENDIX B — DESCRIPTION OF RATINGS

The following is a summary of published ratings by certain Nationally Recognized Statistical Rating Organizations (“NRSROs”). Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. NRSROs may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by NRSROs.

The Funds only purchase securities that meet the rating criteria, if any, described in the Prospectus and/or the SAI. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. Securities issued by the U.S. Government and its agencies and instrumentalities are not rated by NRSROs and so the rating of such securities is determined based on the ratings assigned to the issuer by the NRSRO(s) or if unrated, based on the Adviser’s determination of the issuer’s credit quality. The Adviser may also use the ratings assigned by NRSROs to issuers that are issued by non-U.S. governments and their agencies and instrumentalities to determine the rating of such securities.

From time to time, NRSROs may not agree on the credit quality of a security and issuer and assign different ratings. Certain Funds use the NRSROs and methodology described in their prospectuses to determine the credit quality of their investments, including whether a security is in a particular rating category for purposes of the credit quality requirements specified below. For securities that are not rated by the applicable NRSROs, the Adviser must determine that they are of comparable quality to rated securities. If the Fund’s prospectus does not specify the methodology for determining the credit quality of securities that have received different ratings from more than one NRSRO, such securities will be considered investment grade if at least one agency has rated the security investment grade.

Certain Funds are rated by NRSROs. In order to maintain a rating from a rating organization, the Funds may be subject to additional investment restrictions.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Standard & Poor’s Financial Services LLC (“S&P”)

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

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B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary: Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

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•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings (“Fitch”)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	HIGHEST SHORT-TERM CREDIT QUALITY. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD SHORT-TERM CREDIT QUALITY. Good intrinsic capacity for timely payment of financial commitments.

F3	FAIR SHORT-TERM CREDIT QUALITY. The intrinsic capacity for timely payment of financial commitments is adequate.

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B	SPECULATIVE SHORT-TERM CREDIT QUALITY. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	HIGH SHORT-TERM DEFAULT RISK. Default is a real possibility.

RD	RESTRICTED DEFAULT. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	DEFAULT. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Credit Ratings Scale

Specific limitations relevant to the Credit Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following two cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency‘s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

The ratings do not opine on the suitability of any security for investment or any other purposes.

Moody’s Investors Service, Inc. (“Moody’s”)

Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Short-term ratings are assigned for obligations with an

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original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DBRS Morningstar

The DBRS Morningstar short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle),” and “(low).”

R-1 (high)	Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)	Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)	Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)	Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)	Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3	Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

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DESCRIPTION OF LONG-TERM CREDIT RATINGS

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB,B,CCC,CC and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

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D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies, and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	SPECULATIVE. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B	HIGHLY SPECULATIVE. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	SUBSTANTIAL CREDIT RISK. Default is a real possibility.

CC	VERY HIGH LEVELS OF CREDIT RISK. Default of some kind appears probable.

C	NEAR DEFAULT. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•	the formal announcement by the issuer or their agent of a distressed debt exchange;

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•

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	RESTRICTED DEFAULT. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

•	has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	DEFAULT. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Limitations of the Credit Rating Scale:

Specific limitations relevant to the credit rating scale are listed under Description of Short-Term Credit Ratings section.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

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Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DBRS Morningstar

Long-Term Obligations

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

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DESCRIPTION OF INSURANCE RATINGS

S&P

Insurer Financial Strength Rating Definitions

An S&P Global Ratings insurer financial strength rating is a forward-looking opinion about the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and it follows procedures consistent with those used to assign an issue credit rating. An insurer financial strength rating is not a recommendation to purchase or discontinue any policy or contract issued by an insurer.

Insurer Financial Strength Ratings

AAA	An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P Global Ratings.

AA	An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A	An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

BB, B, CCC, and CC	An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths, ‘BB’ indicates the least degree of vulnerability within the range and ‘CC’ the highest.

BB	An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

SD and D	An insurer rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its insurance policy obligations.

The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a policy obligation are at risk. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay substantially all of its obligations in full in accordance with the policy terms.

An ‘SD’ rating is assigned when S&P Global Ratings believes that the insurer has selectively defaulted on a specific class of policies but it will continue to meet its payment obligations on

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other classes of obligations. An ‘SD’ includes the completion of a distressed debt restructuring. Claim denials due to lack of coverage or other legally permitted defenses are not considered defaults.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch

Insurer Financial Strength Ratings

The Insurer Financial Strength (IFS) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes.

The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect to such obligations are included in the IFS Rating.

Expected recoveries are based on the agency’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have ceased or been interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralization or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations.

IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations.

The IFS Rating uses the same symbols used by the agency for its International and National credit ratings of long-term or short-term debt issues. However, the definitions associated with the ratings reflect the unique aspects of the IFS Rating within an insurance industry context.

Obligations for which a payment interruption has occurred due to either the insolvency or failure of the insurer or some form of regulatory intervention will generally be rated between ‘B’ and ‘C’ on the Long-Term IFS Rating scales (both International and National). International Short-Term IFS Ratings assigned under the same circumstances will align with the insurer’s International Long-Term IFS Rating.

Long-Term International IFS Ratings

The following rating scale applies to foreign currency and local currency ratings. Ratings of ‘BBB-’ and higher are considered to be “secure,” and those of ‘BB+’ and lower are considered to be “vulnerable.”

AAA	EXCEPTIONALLY STRONG. ‘AAA’ IFS Ratings denote the lowest expectation of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	VERY STRONG. ‘AA’ IFS Ratings denote a very low expectation of ceased or interrupted payments. They indicate very strong capacity to meet policyholder and contract obligations. This capacity is not significantly vulnerable to foreseeable events.

A	STRONG. ‘A’ IFS Ratings denote a low expectation of ceased or interrupted payments. They indicate strong capacity to meet policyholder and contract obligations. This capacity may, nonetheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB	GOOD. ‘BBB’ IFS Ratings indicate that there is currently a low expectation of ceased or interrupted payments. The capacity to meet policyholder and contract obligations on a timely basis is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impact this capacity.

BB	MODERATELY WEAK. ‘BB’ IFS Ratings indicate that there is an elevated vulnerability to ceased or interrupted payments, particularly as the result of adverse economic or market changes over time. However, business or financial alternatives may be available to allow for policyholder and contract obligations to be met in a timely manner.

B	WEAK. ‘B’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is significant risk that ceased or interrupted payments could occur in the future, but a limited margin of safety remains. Capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘B’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, but with the potential for extremely high recoveries. Such obligations would possess a recovery assessment of ‘RR1’ (Outstanding).

CCC	VERY WEAK. ‘CCC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, there is a real possibility that ceased or interrupted payments could occur in the future. Capacity for continued timely payments is solely reliant upon a sustained, favorable business and economic environment, and favorable market conditions. Alternatively, a ‘CCC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for average to superior recoveries. Such obligations would possess a recovery assessment of ‘RR2’ (Superior), ‘RR3’ (Good), and ‘RR4’ (Average).

CC	EXTREMELY WEAK. ‘CC’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, it is probable that ceased or interrupted payments will occur in the future. Alternatively, a ‘CC’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, with the potential for average to below-average recoveries. Such obligations would possess a recovery assessment of ‘RR4’ (Average) or ‘RR5’ (Below Average).

C	DISTRESSED. ‘C’ IFS Ratings indicate two possible conditions. If obligations are still being met on a timely basis, ceased or interrupted payments are imminent. Alternatively, a ‘C’ IFS Rating is assigned to obligations that have experienced ceased or interrupted payments, and with the potential for below average to poor recoveries. Such obligations would possess a recovery assessment of ‘RR5’ (Below Average) or ‘RR6’ (Poor).

Short-Term IFS Ratings

A Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization and its capacity to meet senior obligations to policyholders and contract holders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weight given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

The agency will only assign a ST-IFS Rating to insurers that also have been assigned an IFS Rating. Currently, ST-IFS Ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS Rating uses the same international ratings scale used by the agency for short-term debt and issuer ratings.

F1	Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	Insurers are viewed as having a good capacity to meet their near-term obligations.

F3	Insurers are viewed as having an adequate capacity to meet their near-term obligations.

B	Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	Insurers are viewed as having a very weak capacity to meet their near-term obligations.

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Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.

RR1	OUTSTANDING RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%–100% of current principal and related interest.

RR2	SUPERIOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%–90% of current principal and related interest.

RR3	GOOD RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%–70% of current principal and related interest.

RR4	AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%–50% of current principal and related interest.

RR5	BELOW AVERAGE RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%– 30% of current principal and related interest.

RR6	POOR RECOVERY PROSPECTS GIVEN DEFAULT. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%–10% of current principal and related interest.

Limitations of the Recovery Ratings Scale

Specific limitations relevant to the Recovery Ratings scale include:

•	The ratings do not predict a specific percentage of recovery should a default occur.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative loss severity of the rated obligation should the obligation default.

•

Recovery Ratings, in particular, reflect a fundamental analysis of the underlying relationship between financial claims on an entity or transaction and potential sources to meet those claims. The size of such sources and claims is subject to a wide variety of dynamic factors outside the agency’s analysis that will influence actual recovery rates.

•

Out-of-court settlements are not contemplated by Fitch’s Recovery Ratings, other than in broad concession payments for some classes of junior-ranking bonds in some specific scenarios. In reality, out-of-court settlements will be influenced heavily by creditor composition and local political and economic imperatives, and Fitch does not attempt to factor these into its Recovery Ratings.

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•

Creditor composition is outside the scope of Recovery Ratings. Concentration of creditors at a certain level of the capital structure, common ownership of claims at different levels in a capital structure or even differing entry prices of investors within a creditor class can have a profound effect on actual recovery rates.

•	Information flows for companies close to default can become erratic, which may reduce Fitch’s visibility on its Recovery Ratings.

•

Enterprise valuations play a key role in the allocation of recoveries across credit classes. Recovery Ratings assume cash-flow multiples or advance rates, which are driven by subjective forecasts of Fitch analysts of post-restructuring cash flow, achievable exit multiples and appropriate advance rates. All these parameters are subject to volatility before and during the restructuring process.

•	Recovery rates are strongly influenced by legal decisions. Potential legal decisions are not factored into Fitch’s Recovery Ratings.

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations and also reflect the expected financial loss suffered in the event of default.

Aaa	Insurance companies rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Insurance companies rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Insurance companies rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Insurance companies rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Insurance companies rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Insurance companies rated B are considered speculative and are subject to high credit risk.

Caa	Insurance companies rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Insurance companies rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Insurance companies rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Insurance Financial Strength Ratings

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

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P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

P-4	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

S&P

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions.

Moody’s

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG

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ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF PREFERRED STOCK RATINGS

DBRS Morningstar

Preferred Share Rating Scale

The DBRS Morningstar preferred share rating scale reflects an opinion on the risk that an issuer will not fulfil its obligations with respect to both dividend and principal commitments in respect of preferred shares issued in the Canadian securities market in accordance with the terms under which the relevant preferred shares have been issued. Every DBRS Morningstar rating using the preferred share rating scale is based on quantitative and qualitative considerations relevant to the issuing entity. Each rating category may be denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.

Preferred shares issued in the Canadian securities markets are rated using the preferred share rating scale and preferred shares issued outside of the Canadian securities markets are rated using the long-term obligations scale. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a “D”. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are affected, such as in the case of a “distressed exchange”.

Pfd-1	Preferred shares rated Pfd-1 are generally of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. Pfd-1 ratings generally correspond with issuers with a AAA or AA category reference point[1].

Pfd-2	Preferred shares rated Pfd-2 are generally of good credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet and coverage ratios are not as strong as Pfd-1 rated companies. Generally, Pfd-2 ratings correspond with issuers with an A category or higher reference point.

Pfd-3	Preferred shares rated Pfd-3 are generally of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adverse conditions present which detract from debt protection. Pfd-3 ratings generally correspond with issuers with a BBB category or higher reference point.

Pfd-4	Preferred shares rated Pfd-4 are generally speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Issuers with preferred shares rated Pfd-4 generally correspond with issuers with a BB category or higher reference point.

[1]

The reference point is a credit rating or intrinsic assessment on the relevant issuer expressed using the long-term obligations scale. For instance, it could be the issuer rating (for a corporate issuer), the intrinsic assessment (for a bank or a non-bank finance company), or the financial strength rating (for an insurance company).

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Pfd-5	Preferred shares rated Pfd-5 are generally highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. Entities with a Pfd-5 rating generally correspond with issuers with a B category or higher reference point. Preferred shares rated Pfd-5 often have characteristics that, if not remedied, may lead to default.

D	When the issuer has filed under any applicable bankruptcy, insolvency or winding up or the issuer is in default per the legal documents, a downgrade to D may occur. Because preferred share dividends are only payable when approved, the non-payment of a preferred share dividend does not necessarily result in a D. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”. See the Default Definition document posted on the website for more information.

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APPENDIX C — PROXY VOTING POLICIES

BlackRock Investment Stewardship

Global Principles

Effective as of January 2023

BlackRock.

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The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

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Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we consider it one of our responsibilities to promote sound corporate governance, as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, shareholders need sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership — the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (BIS) does this through engagement with management teams and/or board members on material business issues and, for those clients who have given us authority, through voting proxies in their best long-term financial interests.1 We also contribute to consultations on public policy and private sector initiatives on industry standards, consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or where the governance approach taken may be inconsistent with durable, long-term value creation for shareholders, we will engage with a company and/or vote in a manner that advances long-term shareholders’ interests.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and of the risks and opportunities that are material to the companies in which our clients invest. Engagement may also inform our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and durable business practices aligned with long-term value creation, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced to support a company’s ability to deliver financial performance. Similarly, it provides us with an opportunity to hear directly from company boards and management on how they believe their actions are aligned with durable, long-term value creation.

We generally vote in support of management and boards that exhibit an approach to decision-making that is consistent with creating durable, long-term value for shareholders. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following that engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the

[1]

Through BlackRock Voting Choice we have, since January 2022, made proxy voting easier and more accessible for investors in separate accounts and certain pooled vehicles. As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third party policy, or have elected to vote shares in accordance with their own policy. We are not able to disclose which clients have opted to exercise greater control over their voting, nor are we able to disclose which proxy voting policies they have selected.

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re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome that is most aligned with our clients’ long-term financial interests.

Key themes

We recognize that accepted standards and norms of corporate governance can differ between markets. However, in our experience, there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value for shareholders. These global themes are set out in this overarching set of principles (the Principles), which are anchored in transparency and accountability. At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports durable, long-term value creation.

These Principles cover seven key themes:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Compensation and benefits

•	Material sustainability-related risks and opportunities

•	Other corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

Boards and directors

Our primary focus is on the performance of the board of directors to promote sound corporate governance. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating durable, long-term value. This includes the effective corporate governance and management of material sustainability-related risks and opportunities,2 as well as the consideration of the company’s key constituents including their employees, clients, suppliers, and the communities within which they operate. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of all material issues that affect the company’s long-term strategy and ability to create value is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.

Where a company has not adequately disclosed and demonstrated that they have fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider to have particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support durable, long-term

[2]

By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

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value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

•	Establishing an appropriate corporate governance structure

•

Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

•	Providing oversight on the identification and management of material governance and sustainability-related risks

•	Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management[3] framework

•	Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases

•	Establishing appropriate executive compensation structures

•	Monitoring business issues including material sustainability-related risks and opportunities, that have the potential to significantly impact the company’s long-term value

There should be clear descriptions of the role of the board and the committees of the board and how they engage with and oversee management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.

We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting. While we consider these principles to be globally relevant, when assessing a board’s composition and governance processes, we consider local market norms and regulations.

Regular accountability

It is our view that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We encourage companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, independence, and diversity.

In our view, there should be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

[3]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

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•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and their shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

When nominating new directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.

It is in this context that we are interested in diversity in the board room. We see it as a means to promoting diversity of thought and avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity and age.

We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. It is our view that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities — including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

[4]

For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022

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Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and we look to international standards setters, the International Accounting Standards Board (IASB) and the International Auditing and Assurance Standards Board (IAASB) to provide additional guidance to companies.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee those functions.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. It is our view that one vote for one share as a guiding principle supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting rights should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with

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differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our experience, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Compensation and benefits

In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of sustainability-related criteria, but in our view, where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

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Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Appropriate oversight of sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term value creation.

Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. Given the increased understanding of material sustainability-related risks and opportunities and the need for better information to assess them, BlackRock advocates for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.5 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD governance, strategy, risk management, and metrics and targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. In particular, we encourage companies to consider reporting on nature-related factors, given the growing materiality of these issues for many businesses.6 We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data-collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze and report this data to investors. To give investors time to assess the data, we encourage companies to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting.

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. Companies should disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors we are interested in understanding how companies may be impacted by material climate-related risks and opportunities — just as we seek to understand other business-relevant risks and opportunities — and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a

[5]

The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.

[6]

While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.

Part II - C - 9	Global Principles | 9

scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C.7 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.

BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and equitable global energy transition.8 Yet the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.9 Many companies are asking what their role should be in contributing to an orderly and equitable transition – in ensuring a reliable energy supply and energy security, and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosure a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.

We look to companies to disclose short-, medium- and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition — and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.

At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk.

Key stakeholder interests

In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. Most commonly, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.

[7]

The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.

[8]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

[9]	BlackRock, “Managing the net-zero transition”, February 2022.

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As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

Other corporate governance matters and shareholder protections

It is our view that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate Form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.10 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company.

Where a proposal is focused on a material governance or sustainability-related risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. While we may not agree with all aspects of a shareholder proponent’s views or all facets of the proponent’s supporting statement, we may still support proposals that address material governance or sustainability-related risks where we believe it would be helpful for shareholders to have more detailed information on how those risks are identified, monitored,

[10]	Corporate form refers to the legal structure by which a business is organized.

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and managed to support a company’s ability to deliver long-term financial returns. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.

BlackRock’s oversight of its investment stewardship activities

Oversight

BlackRock maintains three regional advisory committees (Stewardship Advisory Committees) for a) the Americas; b) Europe, the Middle East and Africa (EMEA); and c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Committee) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (Global Head), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.

Vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We offer certain clients who prefer their holdings to be voted consistent with specific values or views Voting Choice.11 When BlackRock votes on behalf of our clients, we carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

[11]	To learn more visit https://www.blackrock.com/corporate/about-us/investment-stewardship/blackrock-voting-choice

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or

Part II - C - 13	Global Principles | 13

third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent voting service provider to make proxy voting recommendations for:

•	public companies that include BlackRock employees on their boards of directors

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

•	public companies that are the subject of certain transactions involving BlackRock Funds

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent voting service provider

In selecting a voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the best economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).12 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

[12]

Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

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Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities and a voting spotlight that summarizes our voting over a proxy year.13 Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support durable, long-term value creation.

[13]	The proxy year runs from July 1 to June 30 of the proceeding calendar year.

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Want to know more?

blackrock.com/stewardship  |  contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

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SAI-6CMEP-2023-1

PART C: OTHER INFORMATION

Item 28: Exhibits

(a)(1)	Certificate of Trust dated November 8, 2017, is incorporated by reference to Exhibit (a)(1) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the Securities and Exchange Commission (“SEC”) on June 12, 2018 (the “Initial Registration Statement”).

(a)(2)	Amendment to Certificate of Trust dated March 22, 2018, is incorporated by reference to Exhibit (a)(2) of the Initial Registration Statement.

(a)(3)	Second Amended and Restated Declaration of Trust dated June 12, 2018, is incorporated by reference to Exhibit (a)(3) of the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on July 2, 2018 (“Pre-Effective Amendment No. 1”).

(a)(4)	Amended Schedule A to the Second Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on September 27, 2018.

(a)(5)	Amended Schedule A to the Second Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on May 18, 2020 (“Post-Effective Amendment No. 24”).

(b)	By-Laws dated June 12, 2018, is incorporated by reference to Exhibit (b) of Pre-Effective Amendment No.1.

(c)	Instruments Defining Rights of Security Holders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)	Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No.1.

(d)(2)	Amendment dated December 1, 2018 to the Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 9, 2019 (“Post-Effective Amendment No. 8”).

(d)(3)	Form of Amendment to the Investment Advisory Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 24.

(d)(4)	Form of Amendment to Investment Advisory Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of the Registrant’s Post-Effective Amendment No. 29 to the Registration statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on August 18, 2020 (“Post-Effective Amendment No. 29”).

(d)(5)	Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(2) of Pre-Effective Amendment No.1.

(d)(6)	Amendment dated December 1, 2018 to Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 8.

(d)(7)	Amendment dated as of April 10, 2019 to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 8.

(d)(8)	Investment Sub-Advisory Agreement with BNY Mellon Asset Management North America Corporation, dated June 22, 2018, is incorporated by reference to Exhibit (d)(3) of Pre-Effective Amendment No.1.

(d)(9)	Investment Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P., dated June 22, 2018, is incorporated by reference to Exhibit (d)(4) of Pre-Effective Amendment No.1.

(d)(10)	Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(5) of Pre-Effective Amendment No.1.

(d)(11)	Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on October 16, 2018 (“Post-Effective Amendment No. 3”).

Part C – 1

(d)(12)	Amendment dated December 1, 2018 to the Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 8.

(d)(13)	Form of Amendment to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018 is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 24.

(d)(14)	Form of Investment Sub-Advisory Agreement with PGIM, Inc. is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 24.

(d)(15)	Form of Amendment to the Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018 is incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 24.

(d)(16)	Form of Investment Sub-Advisory Agreement with Capital International, Inc. is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 24.

(d)(17)	Form of Investment Sub-Advisory Agreement with Nuveen Asset Management, LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 24.

(d)(18)	Form of Investment Sub-Advisory Agreement with Wells Capital Management Incorporated is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 24.

(d)(19)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock International Limited is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 24.

(d)(20)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock (Singapore) Limited is incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 24.

(d)(21)	Form of Investment Sub-Sub-Advisory Agreement with PGIM Limited is incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 24.

(d)(22)	Form of Amendment to the Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018 is incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 24.

(d)(23)	Form of Amendment to the Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, is incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 29.

(d)(24)	Form of Amendment to the Investment Sub-Advisory Agreement with PGIM, Inc., dated March 13, 2020, is incorporated by reference to Exhibit (d)(24) of Post-Effective Amendment No. 29.

(d)(25)	Form of Investment Sub-Advisory Agreement with Federated Investment Management Company, dated July 27, 2020, is incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment No. 29.

(d)(26)	Form of Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 29.

(d)(27)	Form of Investment Sub-Sub-Advisory Agreement with BlackRock International Limited, dated July 27, 2020, is incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 29.

(d)(28)	Form of Investment Sub-Sub-Advisory Agreement with PGIM Limited, dated July 27, 2020, is incorporated by reference to Exhibit (d)(28) of Post-Effective Amendment No. 29.

(d)(29)	Form of Investment Sub-Advisory Agreement with Lord, Abbett & Co., is incorporated by reference to Exhibit (d)(29) of the Registrant’s Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on November 18, 2020 (“Post-Effective Amendment No. 31”).

(d)(30)	Form of Investment Sub-Advisory Agreement with BlueBay Asset Management LLP, is incorporated by reference to Exhibit (d)(30) of the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on March 12, 2021 (“Post-Effective Amendment No. 32”).

(d)(31)	Form of Investment Sub-Advisory Agreement with Muzinich & Co. Inc., is incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment No. 32.

(d)(32)	Form of Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, is incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 32.

Part C – 2

(d)(33)	Form of Amendment to Investment Sub-Advisory Agreement with BlackRock Investment Management, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(33) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 30, 2021 (“Post-Effective Amendment No. 34”).

(d)(34)	Form of Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 34.

(d)(35)	Amended and Restated Investment Sub-Advisory Agreement with BNY Mellon Asset Management North America Corporation and Insight North America LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(35) of the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on December 2, 2021 (“Post-Effective Amendment No. 35”).

(d)(36)	Investment Sub-Advisory Agreement with Allspring Global Investments, LLC, is incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 35.

(d)(37)	Amendment to Investment Sub-Advisory Agreement with Pacific Investment Management Company LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 35.

(d)(38)	Amendment to Investment Sub-Advisory Agreement with BlackRock Investment Management LLC, dated June 22, 2018, as amended, is incorporated by reference to Exhibit (d)(38) of the Registrant’s Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on March 8, 2022 (“Post-Effective Amendment No. 36”).

(d)(39)	Amendment to Investment Sub-Advisory Agreement with Russell Investments Implementation Services, LLC, dated October 5, 2018, as amended, is incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 36.

(d)(40)	Amended and Restated Investment Sub-Advisory Agreement with RBC Global Asset Management (UK) Limited. Filed herewith.

(e)(1)	Distribution Agreement, dated June 22, 2018, between the Trust and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(1) of Pre-Effective Amendment No.1.

(e)(2)	Amendment dated December 1, 2018 to the Distribution Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 8.

(e)(3)	Form of Amendment to the Distribution Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 24.

(e)(4)	Form of Amendment to the Distribution Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 29.

(e)(5)	Distribution and Fund Support Services Agreement, dated June 22, 2018, between the Adviser and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(2) of Pre-Effective Amendment No.1.

(e)(6)	Form of Dealer Agreement, is incorporated by reference to Exhibit (e)(3) of Pre-Effective Amendment No.1.

(e)(7)	Distribution Agreement, dated September 30, 2021, between the Trust and Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(7) of Post-Effective Amendment No. 35.

(f)	Not applicable.

(g)(1)	Custody Agreement, dated June 6, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No.1.

(g)(2)	Amended Appendix A to the Custody Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 8.

(g)(3)	Form of Amended Appendix A to the Custody Agreement, dated June 6, 2018 is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 24.

(g)(4)	Form of Amended Appendix A to the Custody Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 29.

Part C – 3

(g)(5)	Amendment to Custody Agreement, dated June 6, 2018. Filed herewith.

(h)(1)	Administration Agreement, dated June 22, 2018 between the Trust and Brown Brothers Harriman & Co, is incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No.1.

(h)(2)	Amended Appendix A to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 8.

(h)(3)	Form of Amended Appendix A to the Administration Agreement, dated June 22, 2018 is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 24.

(h)(4)	Form of Amended Appendix A to the Administration Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 29.

(h)(5)	Transfer Agency and Service Agreement, dated June 6, 2018, between the Trust and DST Asset Manager Solutions, Inc., is incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No.1.

(h)(6)	Amendment dated December 1, 2018 to the Transfer Agency and Service Agreement, dated June 6, 2018, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 8.

(h)(7)	Form of Amendment to the Transfer Agency and Service Agreement is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 24.

(h)(8)	Form of Amendment to the Transfer Agency and Service Agreement, is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 29.

(h)(9)	Operating Expenses Limitation Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No.1.

(h)(10)	Operating Expenses Limitation Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 8.

(h)(11)	Form of Operating Expenses Limitation Agreement is incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 24.

(h)(12)	Form of Operating Expenses Limitation Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 29.

(h)(13)	Advisory Fee Waiver Agreement, dated June 22, 2018, is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No.1.

(h)(14)	Advisory Fee Waiver Agreement, dated December 1, 2018, is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 8.

(h)(15)	Form of Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 24.

(h)(16)	Form of Advisory Fee Waiver Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(16) of Post-Effective Amendment No. 29.

(h)(17)	Powers of Attorney, is incorporated by reference to Exhibit (h)(5) of the Initial Registration Statement.

(h)(18)	Power of Attorney, is incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 8.

(h)(19)	Form of Class Action Services Agreement between the Trust and Brown Brothers Harriman & Co., is incorporated by reference to Exhibit (h)(6) of Pre-Effective Amendment No.1.

(h)(20)	Amended Schedule 1 to the Form of Class Action Services Agreement, is incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 8.

(h)(21)	Form of Amended Schedule 1 to the Form of Class Action Services Agreement is incorporated by reference to Exhibit (h)(17) of Post-Effective Amendment No. 24.

(h)(22)	Form of Amended Schedule 1 to the Form of Class Action Services Agreement, dated July 27, 2020, is incorporated by reference to Exhibit (h)(22) of Post-Effective Amendment No. 29.

Part C – 4

(h)(23)	Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 3.

(h)(24)	Amendment dated December 1, 2018 to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(14) of Post-Effective Amendment No. 8.

(h)(25)	Amendment dated as of April 10, 2019 to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(15) of Post-Effective Amendment No. 8.

(h)(26)	Form of Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018 is incorporated by reference to Exhibit (h)(21) of Post-Effective Amendment No. 24.

(h)(27)	Form of Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(27) of Post-Effective Amendment No. 29.

(h)(28)	Form of Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(28) of Post-Effective Amendment No. 32.

(h)(29)	Form of Operating Expenses Limitation Agreement, is incorporated by reference to Exhibit (h)(29) of the Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on April 29, 2022 (“Post-Effective Amendment No. 37”).

(h)(30)	Form of Advisory Fee Waiver Agreement, is incorporated by reference to Exhibit (h)(30) of Post-Effective Amendment No. 37.

(h)(31)	Power of Attorney, is incorporated by reference to Exhibit (h)(31) of Post-Effective Amendment No. 35.

(h)(32)	Amendment to the Implementation Services Agreement between Russell Investments Implementation Services, LLC and J.P. Morgan Private Investments Inc., dated October 5, 2018, is incorporated by reference to Exhibit (h)(32) of Post-Effective Amendment No. 36.

(h)(33)	Form of Investment Advisory Agreement between Six Circles Credit Opportunities Fund (Cayman) Ltd. and the Adviser. Filed herewith.

(h)(34)	Form of Investment Sub-Advisory Agreement between the Adviser and Pacific Investment Management Company LLC. Filed herewith.

(h)(35)	Power of Attorney, is incorporated by reference to Exhibit (h)(35) of the Registrant’s Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (File Nos. 333-225588 and 811-23325), filed with the SEC on February 7, 2023 (“Post-Effective Amendment No. 44”).

(h)(36)	Rule 12d1-4 Fund of Funds Investment Agreement. Filed herewith.

(h)(37)	Form of Operating Expenses Limitation Agreement. Filed herewith.

(h)(38)	Form of Advisory Fee Waiver Agreement. Filed herewith.

(i)	Opinion and consent of counsel. Filed herewith.

(j)	Consent of independent registered public accounting firm. Filed herewith.

(k)	Not applicable.

(l)	Purchase Agreement, dated June 6, 2018 between the Trust and the Adviser, is incorporated by reference to Exhibit (l) of Pre-Effective Amendment No.1.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

Part C – 5

(p)(1)	Code of Ethics for the Trust, is incorporated by reference to Exhibit (p)(1) of Pre-Effective Amendment No.1.

(p)(2)	Code of Ethics for the Adviser, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 32.

(p)(3)	Code of Ethics for BlackRock, BlackRock International Limited and BlackRock (Singapore) Limited, is incorporated by reference to Exhibit (p)(3) of Pre-Effective Amendment No.1.

(p)(4)	Code of Ethics for BNY Mellon, is incorporated by reference to Exhibit (p)(4) of Pre-Effective Amendment No.1.

(p)(5)	Code of Ethics for Goldman, is incorporated by reference to Exhibit (p)(5) of Pre-Effective Amendment No.1.

(p)(6)	Code of Ethics for PIMCO, is incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 34.

(p)(7)	Code of Ethics for Russell Investments Implementation Services, LLC, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 3.

(p)(8)	Amended Exhibit A and Exhibit B of the Code of Ethics of the Trust, is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 8.

(p)(9)	Code of Ethics for PGIM, Inc. and PGIM Limited is incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 24.

(p)(10)	Code of Ethics for Capital International, Inc. is incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 24.

(p)(11)	Code of Ethics for Nuveen Asset Management, LLC is incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 24.

(p)(12)	Code of Ethics for Wells Capital Management Incorporated is incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 24.

(p)(13)	Code of Ethics for Federated Investment Management Company, is incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 29.

(p)(14)	Code of Ethics for Lord, Abbett & Co. LLC, is incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 31.

(p)(15)	Code of Ethics for BlueBay Asset Management LLP, is incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 32.

(p)(16)	Code of Ethics for Muzinich & Co., Inc., is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 32.

(p)(17)	Code of Ethics for Insight North America LLC, is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 35.

(p)(18)	Code of Ethics for Allspring Global Investments, LLC, is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 35.

(p)(19)	Personal Account Dealing and Private Investment Policy for RBC Global Asset Management (UK) Limited. Filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

The Trust through the Six Circles Credit Opportunities Fund, a separate series of the Trust, wholly owns and controls the Six Circles Credit Opportunities Fund (Cayman) Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the Six Circles Credit Opportunities Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Reference is made to Article VII, Section 4 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Part C – 6

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See “Management of the Trust” in Part B.

The business or other connections of each director and officer of J.P. Morgan Private Investments Inc. (adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Private Investments Inc. and is incorporated herein by reference.

The business or other connections of each director and officer of BlackRock Investment Management, LLC (sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock Investment Management, LLC and is incorporated herein by reference.

The business or other connections of each director and officer of BlackRock International Limited (sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock International Limited and is incorporated herein by reference.

The business or other connections of each director and officer of BlackRock (Singapore) Limited (sub-sub-adviser to the Six Circles Global Bond Fund) is currently listed in the investment advisor registration on Form ADV for BlackRock (Singapore) Limited and is incorporated herein by reference.

The business or other connections of each director and officer of Insight North America LLC (sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund) is currently listed in the investment advisor registration on Form ADV for Insight North America LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Goldman Sachs Asset Management, L.P. (sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund) is currently listed in the investment advisor registration on Form ADV for Goldman Sachs Asset Management, L.P. and is incorporated herein by reference.

The business or other connections of each director and officer of Pacific Investment Management Company LLC (sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Pacific Investment Management Company LLC and is incorporated herein by reference.

The business or other connections of each director and officer of PGIM, Inc. (sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for PGIM, Inc. and is incorporated herein by reference.

The business or other connections of each director and officer of PGIM Limited (sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for PGIM Limited and is incorporated herein by reference.

The business or other connections of each director and officer of Capital International, Inc. (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Capital International, Inc. and is incorporated herein by reference.

Part C – 7

The business or other connections of each director and officer of Nuveen Asset Management, LLC (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Nuveen Asset Management, LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Allspring Global Investments, LLC (sub-adviser to the Six Circles Tax Aware Bond Fund) is currently listed in the investment advisor registration on Form ADV for Allspring Global Investments, LLC and is incorporated herein by reference.

The business or other connections of each director and officer of Lord, Abbett & Co. LLC (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Lord, Abbett & Co. LLC and is incorporated by reference.

The business or other connections of each director and officer of RBC Global Asset Management (UK) Limited (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for RBC Global Asset Management (UK) Limited and is incorporated by reference.

The business or other connections of each director and officer of Muzinich & Co. Inc. (sub-adviser to the Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Muzinich & Co. Inc. and is incorporated by reference.

The business or other connections of each director and officer of Russell Investments Implementation Services, LLC (interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund) is currently listed in the investment advisor registration on Form ADV for Russell Investments Implementation Services, LLC and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)

Foreside Fund Services, LLC is the principal underwriter of the Registrant’s shares. Foreside Fund Services, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Foreside Fund Services, LLC is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside Fund Services, LLC acts as the principal underwriter for the following additional investment companies registered under the 1940 Act:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	ASYMmetric ETFs Trust
21.	B.A.D. ETF, Series of Listed Funds Trust
22.	Bitwise Funds Trust
23.	Bluestone Community Development Fund
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.

Part C – 8

27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos ETF Trust
34.	Calamos Global Dynamic Income Fund
35.	Calamos Global Total Return Fund
36.	Calamos Strategic Total Return Fund
37.	Carlyle Tactical Private Credit Fund
38.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
39.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
40.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
43.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
44.	Center Coast Brookfield MLP & Energy Infrastructure Fund
45.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
46.	Clifford Capital International Value Fund, Series of World Funds Trust
47.	Clifford Capital Partners Fund, Series of World Funds Trust
48.	Cliffwater Corporate Lending Fund
49.	Cliffwater Enhanced Lending Fund
50.	Cohen & Steers Infrastructure Fund, Inc.
51.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
52.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
53.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
54.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
55.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
56.	Davis Fundamental ETF Trust
57.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
58.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
59.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
60.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
61.	Defiance Quantum ETF, Series of ETF Series Solutions
62.	Direxion Shares ETF Trust
63.	Dividend Performers ETF, Series of Listed Funds Trust
64.	Dodge & Cox Funds
65.	DoubleLine ETF Trust
66.	DoubleLine Opportunistic Credit Fund
67.	DoubleLine Yield Opportunities Fund
68.	DriveWealth ETF Trust
69.	Eaton Vance NextShares Trust
70.	Eaton Vance NextShares Trust II
71.	EIP Investment Trust
72.	Ellington Income Opportunities Fund
73.	ETF Opportunities Trust
74.	Evanston Alternative Opportunities Fund
75.	Exchange Listed Funds Trust
76.	Fiera Capital Series Trust
77.	FlexShares Trust
78.	Forum Funds
79.	Forum Funds II
80.	Forum Real Estate Income Fund
81.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.	Grizzle Growth ETF, Series of Listed Funds Trust
84.	Guinness Atkinson Funds

Part C – 9

85.	Harbor ETF Trust
86.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
89.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
90.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
91.	IDX Funds
92.	Innovator ETFs Trust
93.	Ironwood Institutional Multi-Strategy Fund LLC
94.	Ironwood Multi-Strategy Fund LLC
95.	John Hancock Exchange-Traded Fund Trust
96.	Kelly Strategic ETF Trust
97.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
99.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
100.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
101.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
102.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
103.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
104.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
105.	Manor Investment Funds
106.	Merk Stagflation ETF, Series of Listed Funds Trust
107.	Milliman Variable Insurance Trust
108.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
109.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
110.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
111.	Mohr Sector Navigator ETF, Series of Collaborative Investment Series Trust
112.	Morgan Creek-Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
113.	Morgan Stanley ETF Trust
114.	Morningstar Funds Trust
115.	OTG Latin American Fund, Series of World Funds Trust
116.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
120.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
122.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
123.	Palmer Square Opportunistic Income Fund
124.	Partners Group Private Income Opportunities, LLC
125.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
126.	Perkins Discovery Fund, Series of World Funds Trust
127.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
128.	Plan Investment Fund, Inc.
129.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers
130.	PMC Diversified Equity Fund, Series of Trust for Professional Managers
131.	Point Bridge America First ETF, Series of ETF Series Solutions
132.	Preferred-Plus ETF, Series of Listed Funds Trust
133.	Putnam ETF Trust
134.	Quaker Investment Trust
135.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
136.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
137.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
138.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
139.	Renaissance Capital Greenwich Funds
140.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
141.	Reynolds Funds, Inc.

Part C – 10

142.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
143.	RiverNorth Patriot ETF, Series of Listed Funds Trust
144.	RMB Investors Trust
145.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
146.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
147.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
148.	Roundhill BIG Bank ETF, Series of Listed Funds Trust
149.	Roundhill BIG Tech ETF, Series of Listed Funds Trust
150.	Roundhill Cannabis ETF, Series of Listed Funds Trust
151.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
152.	Roundhill MEME ETF, Series of Listed Funds Trust
153.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
154.	Roundhill Video Games ETF, Series of Listed Funds Trust
155.	Rule One Fund, Series of World Funds Trust
156.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
157.	SHP ETF Trust
158.	Sound Shore Fund, Inc.
159.	Sparrow Funds
160.	Spear Alpha ETF, Series of Listed Funds Trust
161.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
162.	STF Tactical Growth ETF, Series of Listed Funds Trust
163.	Strategy Shares
164.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
165.	Syntax ETF Trust
166.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
167.	Teucrium AiLA Long-Short Agricultural Strategy ETF, Series of Listed Funds Trust
168.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
169.	The Community Development Fund
170.	The Finite Solar Finance Fund
171.	The Private Shares Fund
172.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
173.	Third Avenue Trust
174.	Third Avenue Variable Series Trust
175.	Tidal ETF Trust
176.	Tidal Trust II
177.	TIFF Investment Program
178.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
179.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
180.	Timothy Plan International ETF, Series of The Timothy Plan
181.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
182.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
183.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
184.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
185.	Total Fund Solution
186.	Touchstone ETF Trust
187.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
188.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
189.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (May) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust

Part C – 11

200.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
201.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
202.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
203.	U.S. Global Investors Funds
204.	Union Street Partners Value Fund, Series of World Funds Trust
205.	Variant Alternative Income Fund
206.	Variant Impact Fund
207.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
208.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
209.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
210.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
212.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
213.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
215.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
217.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
218.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
219.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
220.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
221.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
225.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
227.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
228.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
229.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
230.	Walthausen Funds
231.	West Loop Realty Fund, Series of Investment Managers Series Trust
232.	WisdomTree Digital Trust
233.	WisdomTree Trust
234.	WST Investment Trust
235.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The directors and officers of Foreside Fund Services, LLC are set forth below. The business address of each director or officer is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name with Registrant	Positions and Offices With Foreside Fund Services, LLC	Address	Positions with Registrant
Teresa Cowan	President/Manager	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	None
Chris Lanza	Vice President	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Kate Macchia	Vice President	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Nanette K. Chern	Vice President and Chief Compliance Officer	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Kelly B. Whetstone	Secretary	Three Canal Plaza, Suite 100, Portland, ME 04101	None
Susan L. LaFond	Treasurer	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	None

(c)	Not applicable.

Part C – 12

Item 33. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Private Investments Inc., the Registrant’s investment adviser, at 383 Madison Avenue, New York, NY 10179 (records relating to its functions as investment adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Foreside Fund Services, LLC, the Registrant’s distributor, at Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to its functions as distributor to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Brown Brothers Harriman & Co., the Registrant’s custodian, at 140 Broadway, New York, New York 10005 (records relating to its functions as custodian to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Brown Brothers Harriman & Co., the Registrant’s administrator, at 140 Broadway, New York, New York 10005 (records relating to its functions as administrator to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

DST Asset Manager Solutions, Inc., the Registrant’s transfer agent, at 2000 Crown Colony Drive, Quincy, MA 02169 (records relating to its functions as transfer agent to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Registrant’s Sub-Advisers and Sub-Sub-Advisers

BlackRock Investment Management, LLC, at 50 Hudson Yards, New York, NY 10001 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

BlackRock International Limited, at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).

Insight North America LLC, at 200 Park Avenue, New York, New York 10166 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Ultra Short Duration Fund).

Goldman Sachs Asset Management L.P., at 200 West Street, New York, New York 10282 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund and Six Circles Tax Aware Ultra Short Duration Fund).

BlackRock (Singapore) Limited, at 20 Anson Road #18-01, 079912 Singapore (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund).

Pacific Investment Management Company LLC, at 650 Newport Center Drive, Newport Beach, California 92660 (records relating to its functions as sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund).

Part C – 13

PGIM, Inc., at 655 Broad Street, 8th Floor, Newark, NJ 07102 (records relating to its functions as sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).

PGIM Limited, at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR (records relating to its functions as sub-sub-adviser to the Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund).

Capital International, Inc., at 400 S. Hope Street, Los Angeles, CA 90071 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).

Nuveen Asset Management, LLC, at 901 Marquette Avenue, Suite 2900, Minneapolis, Minnesota 55402 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).

Allspring Global Investments, LLC, at 1415 Vantage Park Drive, Charlotte, NC 28203 (records relating to its functions as sub-adviser to the Six Circles Tax Aware Bond Fund).

Lord, Abbett & Co. LLC, at 90 Hudson Street, Jersey City, New Jersey 07302 (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).

RBC Global Asset Management (UK) Limited, at 77 Grosvenor Street, London, W1K 3JR, United Kingdom (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).

Muzinich & Co. Inc., at 450 Park Avenue, New York, New York 10022 (records relating to its functions as sub-adviser to the Six Circles Credit Opportunities Fund).

Russell Investments Implementation Services, LLC, at 1302 2nd Avenue, 18th Floor, Seattle, WA 98101 (records relating to its functions as interim sub-adviser to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund, Six Circles Managed Equity Portfolio International Unconstrained Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

Part C – 14

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 47 to Registration Statement No. 333-225588 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2023.

Six Circles Trust

By:	/s/ Mary Savino
Name:	Mary Savino
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2023.

/s/ Mary Savino
Mary Savino Trustee

/s/ Lisa Borders*
Lisa Borders Trustee

/s/ James P. Donovan*
James P. Donovan Trustee

/s/ Kevin Klingert*
Kevin Klingert Trustee

/s/ Neil Medugno*
Neil Medugno Trustee

/s/ Lauren Stack*
Lauren Stack Trustee

/s/ Gregory R. McNeil
Gregory R. McNeil Principal Financial Officer and Treasurer

*By:	/s/ Mary Savino
Mary Savino** Attorney-in-Fact

**	Executed by Mary Savino on behalf of each of the Trustees pursuant to Powers of Attorney dated June 12, 2018 and January 10, 2023.

EXHIBIT INDEX

Exhibit No.	Description

EX.99.d.40	Amended and Restated Investment Sub-Advisory Agreement with RBC Global Asset Management (UK) Limited.

EX.99.g.5	Amendment to Custody Agreement.

EX.99.h.33	Form of Investment Advisory Agreement between Six Circles Credit Opportunities Fund (Cayman) Ltd. and the Adviser.

EX.99.h.34	Form of Investment Sub-Advisory Agreement between the Adviser and Pacific Investment Management Company LLC.

EX.99.h.36	Rule 12d1-4 Fund of Funds Investment Agreement.

EX.99.h.37	Form of Operating Expenses Limitation Agreement.

EX.99.h.38	Form of Advisory Fee Waiver Agreement.

EX.99.i	Opinion and Consent of Counsel.

EX.99.j	Consent of Independent Registered Public Accounting Firm.

EX.99.p.19	Personal Account Dealing and Private Investment Policy for RBC Global Asset Management (UK) Limited.